SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)


Filed by the Registrant                     [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement             [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement                  Commission Only (as permitted by
[ ] Definitive Additional Materials             Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Sections. 240.14a-11(c) or . 240.14a-12

                         Mendocino Brewing Company, Inc.
                (Name of Registrant as Specified in Its Charter)
          _________________________N/A_________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transactions applies: Common Stock

     (2) Aggregate number of securities to which transactions applies:

         5,500,000 shares of Common Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         Because there is no market value for the securities being acquired, the filing fee is calculated based on the securities book value as provided in Exchange Act Rule 0-11(a) (4). The book value of the shares being acquired as of September 30, 2000 is equal to $978,385. One-50th of one percent of the book value of the securities to be acquired as of September 30, 2000 is equal to $195.68.

     (4) Proposed maximum aggregate value of transaction:

         Calculated based on book value: $978,385

     (5) Total fee paid: $195.68

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 South Highway 101
                            Hopland, California 95449
                                 (707) 744-1015


                                                               December 18, 2000

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 2:00 p.m., local time, on Wednesday, January 24, 2001, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California (the "Annual Meeting").

         As described in the accompanying Proxy Statement, at the Annual Meeting you will be asked to consider a proposal to approve and adopt the Share Purchase Agreement (the "Share Purchase Agreement"), between the Company and Inversiones Mirabel, S.A., a Panamanian corporation ("Inversiones"), pursuant to which the Company would acquire from Inversiones, in a related party transaction, all of the issued and outstanding capital stock of United Breweries International (UK) Limited, a company organized under the laws of England and Wales ("UBI"), in exchange for 5,500,000 shares of the Company's Common Stock. The transaction would be considered a related party transaction, because Inversiones is wholly owned by Golden Eagle Trust, an Isle of Man trust which is in turn controlled by persons who have the ability to act in favor of Dr. Vijay Mallya, the Company's Chairman of the Board and Chief Executive Officer and, therefore, in which Dr. Mallya may have a material financial interest. It has therefore been reviewed and approved for the Company by a special committee of the Board of Directors consisting only of Directors who are not personally interested in the transaction. Golden Eagle Trust will also guarantee Inversiones' representations and warranties under the Share Purchase Agreement.

         The terms of the Share Purchase Agreement require the Company to add another member to its Board of Directors, bringing the total number up to eight. Since under the Company's Bylaws any increase in the number of Directors requires shareholder approval, you will be asked to approve an amendment to the Company's Bylaws increasing the size of the Board.

         At the Annual Meeting, the shareholders will also elect Directors of the Company for the forthcoming year. The following individuals have been nominated by the Board of Directors for election to the Board: Vijay Mallya, H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh. Assuming that the proposed Bylaw amendment described above is approved by the shareholders, the Board also intends to nominate David Townshend to serve as the Company's eighth Director.

         Finally, you will be asked to ratify the appointment of Moss Adams L.L.P. as independent auditors of the Company for the fiscal year 2000. The Board of Directors does not anticipate that any additional proposals will be presented for consideration at the Annual Meeting.

         Your Board of Directors, which has unanimously approved the Share Purchase Agreement, believes that the proposed transaction with Inversiones is in the best interests of the Company and its shareholders. The Board therefore recommends that you vote FOR approval of the Share Purchase Agreement and the related amendment to the Company's Bylaws. The Board of Directors also recommends that you vote FOR the election of its nominees for Director, and FOR ratification of the

Shareholders of Mendocino Brewing Company, Inc.
December 18, 2000


appointment of Moss Adams, L.L.P. as the Company's independent auditors. You are encouraged to read the enclosed Proxy Statement which provides detailed information concerning all of the Proposals which are expected to come before the Annual Meeting.

         Your vote is important, regardless of the number of shares you own. On behalf of your Board of Directors, I urge you to complete, date and sign the accompanying proxy and return it to the Company promptly. Doing so will not prevent you from attending the Annual Meeting or voting in person, but it will assure that your vote is counted if you are unable to attend the Annual Meeting. You may revoke your proxy at any time, by submitting either a written notice of revocation or a duly executed proxy bearing a later date to the Company's Secretary at the Company's offices prior to the Annual Meeting, or by attending the Annual Meeting and voting in person.

         I look forward to seeing you at the Annual Meeting.


                                             Sincerely,


                                             Vijay Mallya, Ph.D.
                                             Chief Executive Officer

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 South Highway 101
                            Hopland, California 95449
                                 (707) 744-1015
                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on January 24, 2001

                        ---------------------------------

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the Shareholders of Mendocino Brewing Company, Inc., a California corporation (the "Company"), will be held on Wednesday, January 24, 2001, at 2:00 p.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, for the following purposes:

         1. To approve a Share Purchase Agreement dated November 3, 2000, between the Company, Inversiones Mirabel, S.A., and Golden Eagle Trust, and the transactions contemplated thereby.

         2. To amend the Company's Bylaws to allow for the election of up to eight Directors.

         3. To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Vijay Mallya, H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh, and (if Proposal No. 2 is approved by the shareholders) David Townshend.

         4. To ratify the appointment of Moss Adams L.L.P. as independent auditors of the Company for the year ended December 31, 2000.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Theforegoing items of business are more fully described in the Proxy Statement accompanying this notice.

         The Board of Directors has fixed the close of business on December 11, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Notice of Annual Meeting
December 18, 2000


         To help us in planning for the Annual Meeting, please mark the appropriate box on the accompanying proxy if you plan to attend.



                                 By Order of the Board of Directors


                                 /s/ P.A. Murali
                                 ------------------------------------
Hopland, California              P.A. Murali
December 18, 2000                Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 South Highway 101
                            Hopland, California 95449


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 24, 2001


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mendocino Brewing Company, Inc., a California corporation (the "Company"), of proxies to be used at the Annual Meeting of the Shareholders of the Company to be held on Wednesday, January 24, 2001, at 2:00 p.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, and at any adjournment or adjournments thereof (the "Meeting"). The approximate date on which this Proxy Statement and the accompanying Proxy were mailed to stockholders is December 18, 2000. The mailing address of the principal executive offices of the Company is: Post Office Box 400, 13351 South Highway 101, Hopland, CA 95449, and the Company's telephone number is (707) 744-1015.

Matters for Consideration at the Annual Meeting

         At the Annual Meeting, Shareholders will be asked to consider and to vote upon the following:

         Proposal No. 1: To approve a Share Purchase Agreement, dated November 3, 2000, between the Company, Inversiones Mirabel, S.A., and Golden Eagle Trust, and the transactions contemplated thereby.

         Proposal No. 2: To amend the Company's Bylaws to allow for the election of up to eight Directors.

         Proposal No. 3: To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Vijay Mallya, H. Michael
Laybourn, R.H.B. (Bobby) Neame, Kent Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh, and (if Proposal No. 2 is approved by the shareholders) David Townshend

         Proposal No. 4: To ratify the appointment of Moss Adams, L.L.P. to serve as the Company's independent accountants for the year ending December 31, 2000.

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOREGOING PROPOSALS.

                               SUMMARY TERM SHEET

         The following summary is a summary of Proposal No.1, and highlights certain information which is also contained elsewhere in this Proxy Statement, and is qualified in it entirety by reference to the full text of the Proxy Statement. Since this Summary does not contain a complete description of the proposed Acquisition or all of the information about the Acquisition which may be important to you, you should read the rest of this Proxy Statement, and the accompanying material, with care, including the Share Purchase Agreement attached hereto as Supplement A, the Fairness Opinion of Sage Capital, LLC attached hereto as Supplement B, and the documents referred to in "Incorporation of Certain Documents by Reference," below. The following discussion of the Agreement is modified in its entirety by reference to the terms of the Agreement itself. Any conflict between the following description and the actual terms of the Agreement shall be resolved by reference to, and in favor of, the actual Agreement.

         The Parties to the Acquisition Agreement

         o    Mendocino Brewing Company, Inc. (the "Company", "we", or "us"),

         o Inversiones Mirabel, SA, a Panamanian corporation ("Inversiones"), which owns all of the stock of United Breweries International (UK) Limited, an English corporation ("UBI"), and

         o Golden Eagle Trust, a trust formed under the laws of the Isle of Man (part of the United Kingdom) ("Golden Eagle"), which owns all of the stock of Inversiones.

         Relationships Among the Parties

         o Golden Eagle is controlled by persons who may act in favor of our Chairman of the Board and Chief Executive Officer, Dr. Vijay
              Mallya, therefore, Dr. Mallya himself may have a material financial interest in Golden Eagle.

         o    Inversiones is a wholly-owned subsidiary of Golden Eagle.

         o Golden Eagle is also the parent of the controlling (97%) shareholder of United Breweries of America, Inc., a Delaware corporation ("UBA") which is the Company's principal (55.6%) shareholder.

         Reasons for the Acquisition

         o The principal purpose of the Agreement, from our point of view, is to acquire all of the outstanding shares of UBI, which in turn owns 100% of UBSN Ltd., a United Kingdom corporation ("UBSN"). UBSN markets, sells, and distributes Kingfisher Lager, primarily in the United Kingdom and elsewhere in the European Union. By acquiring UBI, we will obtain UBSN, a profitable company which is engaged in the sale and marketing of specialized beer in markets outside the United States, and holds the U.S. distribution rights to distribute Kingfisher Lager beer, a niche market beer which has thus far proved to be successful in its market segment.

         o Inversiones and Golden Eagle believe that exchanging their ownership of UBI and UBSN for a larger stake in the Company will increase the value of UBI and UBSN, and consequently of the Company and their existing stake in it. As a result of our extensive United States distribution network and the leverage of our other prominent brands, we believe we are in a position to enhance UBSN's product offerings, especially in the United States. Additionally, the addition of UBSN, which is a profitable entity, should improve our cash flow position.

         What the Company is Paying for UBI

         o In the Acquisition, we will be buying from Inversiones all of the outstanding shares of UBI. The entire purchase price for UBI will consist of 5,500,000 shares of our Common Stock. No cash will be paid for any of the UBI shares being purchased. If the Acquisition is consummated, the additional shares of Common Stock to be issued would constitute approximately 49.8% of our outstanding shares immediately after it takes place.

         Guaranty

         o Golden Eagle Trust will guarantee the performance and accuracy of Inversiones' representations and warranties, and its indemnity obligations, under the Agreement. Further, Inversiones and Golden Eagle have agreed to indemnify us against all claims, losses, and liabilities which UBI may incur arising out of a guarantee previously given by UBI to an unrelated third party in connection with a lease of property by a former affiliate of UBI's.

         The Effect of the Acquisition on the Company's Shareholders

         o We would acquire a profitable company which is engaged in the sale and marketing of specialized beer in markets outside the United States, as well as the U.S. and Canadian distribution rights to Kingfisher Lager beer, an international brand which has proven success in its respective market segment.

         o We would issue to Inversiones 5,500,000 shares of our Common Stock, as described below. The new Common Stock would, by itself, amount to approximately 49.8% of all of the outstanding Common Stock of the Company after the Acquisition takes place. As a result of this issuance, our current shareholders would experience immediate and material dilution in the percentage of our Common Stock that their shares now represent. As an example, 10,000 shares of Common Stock now represents about 1.8% of the Company's Common Stock today, but it would represent only about 0.9% of the Company's voting power afterwards.

         o After the Acquisition, Inversiones would hold approximately 49.8% of all of the outstanding Common Stock of the Company. Inversiones is controlled by the same entity - Golden Eagle Trust - which controls UBA, our principal shareholder. Together, Inversiones and UBA would own, after the Acquisition, approximately 77.7% of our outstanding Common Stock.

         Recommendation of the Special Committee

              The proposed Acquisition would be a transaction among related parties, because Golden Eagle, which owns Inversiones, is controlled by persons with a connection to our Chairman of the Board and Chief Executive Officer, Dr. Vijay Mallya. The Acquisition has therefore been reviewed and approved for us by a special committee of the Board of Directors consisting only of Directors who are not personally interested in the transaction (the "Special Committee"), consisting of Kent Price (Chairman), Sury Palamand, and Michael Laybourn. The Special Committee requested Mr. Jerome Merchant to coordinate our efforts in connection with this transaction, and also engaged the law firm of Baker & McKenzie, as independent Counsel to the Special Committee, to advise it with respect to the terms and conditions of the Share Purchase Agreement.

              After reviewing the terms of the Share Purchase Agreement, and in consultation with its counsel, Baker & McKenzie, the Special Committee has unanimously ratified and approved the proposed Acquisition and the Share Purchase Agreement. On the basis of that recommendation, the Board of Directors has unanimously approved the proposed Acquisition. (Because they have a personal interest in this transaction, Dr. Mallya and Mr. Neame did not give their approval until the proposed Acquisition had been approved by all of the other Directors.)

         Fairness Opinion

              We have retained Sage Capital, LLC, an independent investment banking firm, to evaluate the Acquisition. Sage Capital, LLC has given its opinion that the proposed transaction is fair, from a financial point of view, to us and to our shareholders, and that opinion is attached to this Proxy Statement as Supplement B.

         Dissenters' Rights

              Any holders of the  Company's  Common  Stock as of the record date
              (December 11, 2000) for the Annual Meeting who do not vote in favor of Proposal No. 1 (either in person or by proxy) will be entitled, under California law, to exercise certain dissenters' rights with respect to this transaction such shareholder are referred to herein as "Dissenting Shareholders." (Holders of Preferred Stock do not have dissenters' rights with respect to this Proposal.) We are required to offer to purchase the Common Stock of any Dissenting Shareholder for cash, at a price of $0.81 per share. If you wish to preserve the right to have us purchase your dissenting shares, you must either vote against Proposal No. 1, either in person at the Meeting or by proxy, or refrain from voting in favor of the Proposal, again either personally or by proxy. See "PROPOSAL NO. 1 - Dissenters' Rights," below, for more information about dissenters' rights.

                               GENERAL INFORMATION

Persons Making the Solicitation

         This solicitation of Proxies is being made by the Company's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, Directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies if management determines that to be advisable.

Voting Securities of the Company

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given, and shareholders may of course attend the Annual Meeting and vote their shares in person. Proxies which are executed and returned to the Company without contrary instructions will be voted "For" Proposals 1, 2, and 4, "For" the election of each of the Board's nominees for Director, and otherwise in the discretion of the proxyholders.

         Outstanding Shares; Record Date. There were issued and outstanding 5,552,373 shares of the Company's Common Stock (the "Common Stock") on December 11, 2000, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date").

         Voting Generally. On any matter submitted to the vote of the shareholders other than the election of Directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the Company's books as of the Record Date. With respect to the proposed Share Purchase Agreement (Proposal No. 1), the proposed amendment to the Company's Bylaws (Proposal No. 2), and the appointment of Moss Adams, L.L.P. to serve as the Company's independent auditors for the 2000 fiscal year (Proposal No. 4), shareholders may vote in favor of or against any of these Proposals, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. Please see below for information concerning the election of Directors. (Under the headings "Election of Directors" and "Cumulative Voting.") If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the proposed Share Purchase Agreement and the acquisition of UBI, FOR the proposed amendment to the Company's Bylaws, FOR the election of each of management's nominees to the Board of Directors, and FOR the appointment of Moss Adams, L.L.P. as independent auditors. Directors of the Company will be elected by the votes of a plurality of those cast at the Annual Meeting, as discussed in the next paragraph. Ratification of the other Proposals, however, will require only the affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting. Thus, abstentions and broker non-votes, although they will be counted in determining whether a quorum is present for the vote on all matters to come before the Annual Meeting, will have no direct effect on the outcome of the votes on those Proposals.

         Election of Directors. With respect to the election of Directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock, voting in person or by proxy at the Annual Meeting.

         A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person. All votes will be tabulated by Boston Equiserve, Inc., the Company's Registrar and Transfer Agent, which will act as the tabulating agent for the Annual Meeting.

         Cumulative Voting. In connection with the election of Directors (only), shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of Directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the vote, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of Directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of Directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of places to be filled, shall be elected.

         If one of the Company's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the

Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

         Under California law and the Company's Articles of Incorporation, cumulative voting may not be used in connection with any matter other than the election of Directors.

         Quorum. In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies or consideration of the issues raised at the Annual Meeting, the Company may adjourn the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares for which they have voting authority in favor of such adjournment. The holders of the Company's Series A Preferred Stock will not be entitled to vote on the above-mentioned Proposals, and such shares will not be counted in determining whether or not a quorum is present for the Annual Meeting.

         Votes Cast at the Annual Meetings. Representatives of Boston Equiserve, Inc., the Company's Registrar and Transfer Agent, will be in attendance at the Annual Meeting in order to receive and tabulate any votes cast at that time.

Solicitation of Proxies

         The expense of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone or facsimile, or in person. The Company will request that brokers, custodians, nominees, and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The Company has present plans to specially engage an employee or paid solicitor to solicit proxies.

Revocability of Proxies

         A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

Market Listing

         The Company's Common Stock is listed on the Pacific Stock Exchange and trades under the symbol "MBR."

Forward Looking Statements Regarding the Company

         Certain information contained in this proxy statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "intend," "plan," "budget," or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This proxy statement contains certain forward-looking statements with respect to the plans, objectives, future performance, and business of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. The Company's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this Proxy Statement. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Available Information

         The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith periodically files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copies made at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the Commission at its Washington, D.C. address at prescribed rates. Such material may also be accessed electronically by means of the Commission's Web site at http://www.sec.gov.

PROPOSAL NO. 1: --  ACQUISITION OF UNITED BREWERIES INTERNATIONAL (UK) LIMITED

         At the Meeting, the Shareholders will have the opportunity to vote to approve the proposed acquisition of all of the issued and outstanding capital stock of United Breweries International (UK) Limited, a company organized under the laws of England and Wales ("UBI"), which is currently wholly-owned by Inversiones Mirabel, S.A., a Panamanian corporation ("Inversiones"), in exchange for stock in the Company (the "Acquisition"). As a consequence of the
Acquisition, UBI would become a wholly-owned subsidiary of the Company. The Company would not be required to pay any cash to acquire UBI. The entire purchase price would consist of five million five hundred thousand (5,500,000) newly issued shares of the Company's Common Stock The principal terms of the Acquisition will be presented by management at the Meeting, and a copy of the Share Purchase Agreement is attached to this Proxy Statement as Supplement A (the "Agreement").

         Inversiones is a wholly-owned subsidiary of Golden Eagle Trust, an Isle of Man trust ("Golden Eagle") which is controlled by a corporation, CAS Nominees, Ltd. ("CAS"). The Company's Chairman of the Board and Chief Executive Officer, Dr. Vijay Mallya, may be deemed to be a beneficial owner of, and therefore have a material financial interest in, Golden Eagle because as trustees, CAS may exercise discretion in Dr. Mallya's favor. Golden Eagle has agreed to guaranty the representations and warranties made by Inversiones under the Share Purchase Agreement.

         The principal purpose of the Agreement, from the Company's point of view, is the acquisition of UBSN Ltd., a United Kingdom corporation ("UBSN") which is 100% owned by UBI. UBSN markets, sells, and distributes Kingfisher Lager beer, primarily in the United Kingdom and elsewhere in the European Union. Currently, the Kingfisher beer is brewed for UBSN by a third party, Shepherd Neame Limited, under a contract manufacturing agreement.

         Holders of the Company's Common Stock who do not vote in favor of the proposed Acquisition will be entitled, under California law, to exercise certain dissenter's rights. See "PROPOSAL NO. 1 -Dissenters' Rights," below, for a more complete description of the rights and responsibilities of shareholders wishing to exercise such dissenter's rights.

Description of the Proposed Acquisition

         The Parties to the Agreement

         The Company. Mendocino Brewing Company, Inc., a California corporation (the "Company"), has historically brewed four ales and one stout, one seasonal ale, and one seasonal porter. The Company's brands include Red Tail Ale, Blue Heron Pale Ale, Eye of the Hawk Select Ale, Black Hawk Stout, Peregrine Golden Ale, and two seasonals for the domestic craft beer market. The Company operates two brewing facilities: one in Ukiah, California and another in Saratoga Springs, New York.

         Golden Eagle. Golden Eagle Trust ("Golden Eagle") is a trust formed under the laws of the Isle of Man (part of the United Kingdom). Among its other assets, Golden Eagle holds 100% of the outstanding stock of Inversiones. Golden Eagle will guaranty the performance and accuracy of Inversiones' representations and warranties, and its indemnity obligations, under the Agreement.

         Inversiones. Inversiones Mirabel, S.A. ("Inversiones"), which is 100% owned by Golden Eagle, is a holding company organized under the laws of Panama. Its sole function is to hold shares in various companies, including UBI.

         UBI and UBSN. United Breweries International (UK) Limited ("UBI") is 100% owned by Inversiones and owns, in turn, 100% of UBSN Ltd., a United Kingdom corporation ("UBSN"). Because UBI is a wholly-owned subsidiary of Inversiones, neither UBI nor UBSN is, or needs to be, a party to the Agreement.

         Description of the Transaction

         The following summary of the Agreement is modified in its entirety by reference to the terms of the Agreement itself, a copy of which is attached to this Proxy Statement at Supplement A. Any conflict between the following description and the actual terms of the Agreement shall be resolved by reference to, and in favor of, the actual Agreement.

         Acquisition of UBI: Pursuant to the Agreement, the Company has agreed to buy from Inversiones all of the outstanding shares of UBI (there are 100,000 shares outstanding). The Company would pay for the UBI shares by issuing to Inversiones 5,500,000 shares of the Company's Common Stock. The shares of Common Stock proposed to be issued to Inversiones would constitute approximately 49.8% of the Company's outstanding Common Stock after the Acquisition is consummated. As a consequence of the Acquisition, UBI would become a wholly-owned subsidiary of the Company.

         Election of Director: The Company has also agreed under the Agreement to seek shareholder approval for the election or appointment of one Director to be nominated by Inversiones.

         Guaranty: Under the terms of the Agreement, Inversiones has made a number of representations and warranties with respect to UBI and UBSN. Each of these representations and warranties, and the performance by Inversiones of its indemnity obligations with respect thereto, are unconditionally indemnified and guaranteed by Golden Eagle, which must indemnify and hold the Company harmless against any and all losses, damages, costs, and expenses suffered or incurred by the Company as the result of any breach by Inversiones of any of such representations, warranties, or indemnities.

         Further, Inversiones and Golden Eagle have jointly and severally agreed to indemnify UBI against any and all claims, losses, and liabilities which UBI may incur arising out of a guarantee previously given by UBI to an unrelated third party in connection with a lease of certain property by a former affiliate of UBI's.

         Covenants  of   Inversiones:   The   Agreement   imposes  a  series  of
restrictions on certain activities by Inversiones for a period of two (2) years following the closing, including the following:

         o No competition: Inversiones will not, directly or indirectly, engage in any business which competes with the business of UBI or UBSN in any country in which UBI or UBSN has carried on that business during the year preceding the closing of the Agreement.

         o No solicitation of customers: Inversiones will not solicit or entice away the business of any customer of UBI or UBSN that has been a customer of UBI or UBSN during the year preceding the closing of the Agreement

         o No solicitation of employees and contractors: Inversiones will not solicit, engage, or employ any person who has been employed in a managerial, supervisory, technical, or sales capacity by, or been engaged as a consultant to, UBI or UBSN as of the closing or during the six (6) month period immediately preceding the closing of the Agreement.

         In addition to the foregoing covenants, Inversiones may not (i) disclose, divulge, or use any of the confidential information of UBI or UBSN; or
(ii) use any name or trademark that is likely to be confused with any name or trademark (including but not limited to the "Kingfisher" trademark) that is owned by, or licensed to, UBI or UBSN in connection with a business of brewing or trading lager beer, or a business which is substantially similar to such brewing or trading business carried out by UBI or UBSN.

         Conditions to Closing: The closing of the Agreement, and the obligation of the Company to go forward with the acquisition of the shares of UBI, are subject to the satisfaction or waiver of each of the following conditions:

         o    A  majority  of  the  Company's   shareholders  must  approve  the
              Acquisition

         o All of the representations and warranties given by Inversiones in the Agreement must be true as of the closing date

         o Inversiones must have complied with certain obligations during the period between the date on which the Agreement was signed and the closing date

         o The Company must have received a "fairness opinion", in a form satisfactory to the Special Committee and its independent counsel, Baker & McKenzie, regarding the proposed acquisition transaction from Sage Capital LLC (the Board of Directors believes that the opinion which is attached to this Proxy Statement as Supplement B will satisfy this obligation).

         In addition, under the terms of the Agreement if the holders of more than 123,457 shares of the Company's Common Stock elect to exercise their dissenters' rights with respect to the Acquisition, by not voting in favor of Proposal No. 1 and complying with their other responsibilities as described below under the heading "Dissenters' Rights", then the Company may, in the discretion of its Board of Directors, elect not to proceed with the Acquisition.

Related Party Transaction

         Because CAS Nominees Ltd., the trustee of Golden Eagle, has the ability to act in favor of Dr. Vijay Mallya, the Company's Chairman of the Board and Chief Executive Officer, Dr. Mallya may have beneficial ownership of the Golden Eagle, which would therefore cause him to have a material financial interest in Golden Eagle. Golden Eagle is the sole (100%) owner of Inversiones, which in turn owns UBI.

         Golden Eagle also holds a controlling interest in United Breweries of America, Inc., a Delaware corporation ("UBA"), through a subsidiary. UBA is the Company's principal shareholder, with direct ownership of 3,087,818 shares, or 55.6%, of the Company's currently outstanding voting Common Stock. UBA also has an agreement with certain of the Company's original founders which grants to UBA a right of first refusal to purchase an additional 882,547 shares. Dr. Mallya is the Chairman of the Board and Chief Executive Officer of UBA. Through Inversiones and UBA, therefore, Golden Eagle owns or controls a majority of the voting stock of both of the principal parties to the Agreement. In adddition, Dr. Mallya is a member of the board of directors of UBSN.

         Mr. R.H.B. Neame has served as the Chairman and Chief Executive Officer of Shepherd Neame Ltd. for over twenty-five years. Shepherd Neame Ltd. is a distributor of Kingfisher Lager and has an agreement with UBSN to provide distribution and other services to UBSN.

         Because the Acquisition would be a related-party transaction, a Special Committee of the Board Directors was created to review and approve the proposed Acquisition. The members of the Special Committee are Kent Price (Chairman), Sury Palamand and Michael Laybourn. The Special Committee also the law firm of Baker & McKenzie to act as its independent counsel and to advise it with respect to the terms and conditions of the Share Purchase Agreement. The Company also obtained, from Sage Capital, L.L.C., an independent opinion as to the fairness of the proposed Acquisition, from a financial point of view, to the Company's shareholders (including shareholders other than UBA). A copy of that fairness opinion is attached to this Proxy Statement as Supplement B. For a brief description of the fairness opinion, please also see "PROPOSAL NO. 1 - Fairness Opinion," below.

         At present, the U.S. distribution agent for Kingfisher Lager beer in the United States is American United Breweries Int'l., Inc. ("AUBI"), a company which is affiliated with Inversiones and Golden Eagle, although there is no formal distribution agreement between UBI and AUBI for this purpose. After the proposed Acquisition is consummated, UBI anticipates terminating this relationship (as it relates to the distribution of Kingfisher beer) and entering into a separate distribution agreement to grant the rights for the United States and Canada to the Company. AUBI will, however, continue to distribute other beers in the United States which compete with the Kingfisher brand (in the same market niche), notably the Flying Horse and Tajmahal brands.

The Company's Principal Reasons for the Acquisition

         The Special Committee has unanimously determined that the terms of the proposed Acquisition are fair to, and in the best interest of, the Company and its shareholders. On the basis of the recommendation of the Special Committee, the Company's full Board of Directors has also approved the proposed Acquisition (Mr. Mallya and Mr. Neame, being interested parties to the transaction, abstained from that vote).

         These decisions were based on several potential benefits of the transaction that the Special Committee and Board believe will contribute to the success of the Company, including: (a) adding cash flow and financial strength to the company; (b) providing impetus to the Company's long-term goal of meeting the conditions necessary satisfy the requirements to be listed on the NASDAQ SmallCap Market instead of on the Pacific Stock Exchange; (c) increasing the attractiveness of the Company to outside investors by combining the business of UBSN with the Company; (d) adding brand strength due to Kingfisher's reputation as an established international brand; (e) enabling the Company's stock to become a more viable "currency" for additional brand acquisitions; (f) providing additional activity to the Company's current manufacturing facilities through Kingfisher's proven sales volumes; and (g) utilizing the distribution strength of UBSN to market the Company's specialty ales in Europe and elsewhere.

         The Special Committee reviewed a number of factors in evaluating the Acquisition, including, but not limited to, the following: (a) historical information concerning the Company's and UBSN's respective business focus, financial performance and condition, operations, technology, and management; (b) management's view of the financial condition, results of operations, and businesses of the Company and UBSN before and after giving effect to the Acquisition and the Board's determination of the Acquisition's potential effect on stockholder values; (c) current financial market conditions and historical stock market prices, volatility and trading information; (d) the consideration the Company will exchange in the transactions in light of comparable transactions; (e) the belief that the terms of the Agreement are reasonable and fair, from a financial point of view, to all of the Company's shareholders; (f) the impact of the transactions on customers and employees; (g) results of the due diligence investigation of UBI and UBSN conducted by the Company's management, accountants and counsel; (h) the expectation that the transactions will be accounted for as a purchase; and (i) review of the valuations of comparable companies.

         The Special Committee also identified and considered a number of potentially negative factors in its deliberations concerning the Acquisition, including among others the risk that the potential benefits of the transactions may not be realized and the possibility that the Acquisition may not be consummated.

         On balance, however, the Special Committee concluded that the potential benefits of the Acquisition to the Company and its shareholders outweighed the associated risks. The discussion of the information and factors considered by the Special Committee is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the transactions, the Special Committee did not find it practicable to quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

Inversiones' Principal Reasons for the Acquisition

         The Board of Directors of Inversiones has also concluded that the Acquisition would be fair to and in the best interests of Inversiones and its shareholders.

         The decision by Inversiones' Board of Directors to enter into the Agreement was based on several potential benefits of the Acquisition to Inversiones, including the belief that the businesses of UBI and UBSN complement the operations, business, and financial condition of the Company. In addition, the acquisition of UBI by the Company may help accelerate UBSN's growth rate, especially with respect to its United States markets.

         Inversiones' decision to proceed with the Acquisition resulted from its consideration of a number of alternatives, including its long-range plans to continue operating as an entity independent of the Company. Among the factors on which Inversiones based its decision were the following: (a) finding and securing the strategic alternative that would provide the greatest value to Inversiones' shareholders; (b) the current and potential market value of the Company's Common Stock; (c) the likelihood of completing and effecting the Acquisition; (d) the risks to UBI and UBSN if the Acquisition is not effected;
(e) the results of reviews conducted by Inversiones' management and advisors investigating the Company's business, operations, technology and competitive position, and possible expansion opportunities for UBI and/or UBSN; and (f) review of the current and prospective future business environment in which UBI and UBSN operate.

         Inversiones' Board of Directors believes that the Acquisition will provide UBI and UBSN the opportunity to increase their business relationships in the United States through their connection with the Company, and that through closer relationships with the Company and potential relationships with other companies with which the Company does business, UBI and UBSN may be able to significantly increase their volumes and accelerate and enhance their product offerings. This would presumably enhance the value of the current investments of Inversiones and its parent, Golden Eagle Trust, in the Company.

         The Board of Directors of Inversiones considered a number of negative factors in its review of the potential benefits and drawbacks of the transactions, including among others: (a) the risk that the Acquisition might not be completed; (b) the possibility of disruption of management in connection with effecting the Acquisition and integrating the operations of the companies;
(c) the possibility that key personnel might leave UBI and UBSN after the Acquisition is completed; and (d) the risk that the benefits anticipated in connection with the Acquisition will not be realized.

         Inversiones' Board of Directors concluded, however, that the potential benefits to Inversiones and its shareholders of the Acquisition outweighed the risks associated with the Acquisition.

History of the Acquisition

         During its March 18, 1998 Meeting, the Board discussed the possibility of acquiring certain brands and companies in the microbrewery industry. The Board decided to pursue some specific opportunities, including among others the acquisition of UBI.

         At the Board Meeting held on May 11, 1998, the Board again discussed the feasibility of a transaction with UBI, in this case, the acquisition of its wholly-owned subsidiary UBSN.

         The Board again discussed the feasibility of various acquisition opportunities at its October 6, 1998 Meeting. During that Meeting, the Board focused on the acquisition of UBSN and the U.S. distribution capabilities of American United Breweries, Inc ("AUBI"). At this Meeting, the Board formally appointed a Special Committee of disinterested Directors, consisting of Kent Price (Chairman), Sury Rao Palamand, and Michael Laybourn, to consider various aspects of a few of the proposed transactions, including the proposed acquisition of UBSN and AUBI. The Special Committee was also authorized to select an independent investment banker to review any potential transaction and provide the Company with a fairness opinion regarding it and to advise the Board on how the Company might obtain funding for any proposed transaction, if necessary.

         After reviewing proposals from several financial advisors, the Special Committee selected Black & Co. as its financial advisor and engaged Baker & McKenzie as independent Counsel to the Committee, On January 5, 1999, at the invitation of the Special Committee, Black & Co. made a presentation to the Board with respect to issues related to a proposed acquisition of UBI. Dr. Vijay Mallya and Mr. R.H.B. Neame, being interested Directors, did not take part in the Board's discussions at this Meeting, except to express their views on the valuation of the proposed transaction. The individuals with whom the Company was working at Black & Co., subsequently formed Sage Capital, LLC, and the Company has since engaged Sage Capital, LLC to act as its financial advisor with respect to the Acquisition.

         At the May 1, 1999 Company Board Meeting, Mr. Price informed the Board that in view of the Company's revised budget, changes taking place at Black & Co., and the need for further analysis, the proposed transaction with Inversiones would be delayed. He stated that the financial advisory principals of Black & Co. left the Company in April, 1999, and formed Sage Capital, LLC and that Black & Co. on April 9, 1999, had agreed to having Sage Capital satisfy its commitments and undertakings with respect to the above transaction as they were most familiar with it. Mr. Price stated that as soon as Sage Capital, LLC completed its evaluation of UBSN and AUBI, a formal offer to acquire UBSN would be made to UBSN's Board of Directors. The offer was expected to be made before June 15, 1999.

         On May 25, 1999, the Special Committee made an offer to purchase UBSN and UBI in exchange for 5,000,000 shares of Company Common Stock. The offer for UBSN included the distribution rights for Kingfisher Beer in the U.S. outside of the current U.S. Indian Restaurant distribution. In its offer, the Special Committee stated that it would not make an offer on AUBI.

         At the Meeting of the Board held on August 30, 1999, Mr. Price reported that the Company was still waiting for a response to its offer to acquire UBI from Inversiones.

         On October 1, 1999, Mr. Price, on behalf of the Board, sent a letter to the Board of Directors of Inversiones, offering to acquire UBI and UBSN in exchange for 5,000,000 shares of Company Common Stock, subject to normal due diligence processes. The Board of Directors of Inversiones accepted this offer and the offer letter was signed and returned to the Company by the President of Inversiones on October 10, 1999.

         At the Board Meeting held on December 2, 1999, Mr. Price informed the Board that the Company had received the acceptance of the proposed form of transaction to acquire UBSN from its parent, Inversiones. The Board decided that the proposed transaction should be consummated by the end of March, 2000.

         On January 25, 2000 the Special Committee had a meeting with its Counsel John McKenzie of Baker & McKenzie. At this meeting the Special Committee discussed structural details of the acquisition of UBI and UBSN. The possibility of acquiring the exclusive U.S. distribution rights to Kingfisher Lager, and the economics of entering into an optional Brewing Agreement to brew Kingfisher Lager at the Saratoga Brewing Facility, were discussed. In addition, the Special Committee discussed the eventual intent of listing the Company's Common Stock on the Nasdaq Small Cap market.

         On March 29, 2000, the Company announced that it intended to enter into two concurrent related party transactions -- the acquisition of UBSN and the U.S. distribution rights for Kingfisher Lager.

         On April 15, 2000 the Special Committee had a conference call with Sage Capital, LLC ("Sage") during which the final transaction between the Company and UBI was discussed. It was recommended by Sage that the current transaction involving the acquisition of UBSN and the U.S. distribution rights to Kingfisher Lager, structured as two concurrent related party transactions, should be consolidated into a single transaction. In order to consolidate these two transactions, it was agreed to ask the controlling shareholders of UBI to merge the exclusive U.S. distribution rights to Kingfisher Lager into UBI, prior to the transaction.

         On April 27, 2000, the parties agreed to increase the number of shares of Company Common Stock to be issued to Inversiones as the purchase price for UBI, because, prior to the proposed transaction, UBI would be acquiring the exclusive right to distribute and brew Kingfisher brand beer in the United States. The Company agreed to increase the compensation to be paid to Inversiones by 500,000 shares, bringing the total purchase price up to 5,500,000 shares of the Company's Common Stock.

         On May 17, 2000, the Directors of UBI confirmed that the merger of the exclusive U.S. distribution rights to Kingfisher Lager into UBI, the parent of UBSN, was complete. Therefore, a single transaction including the acquisition of UBSN, by acquiring its parent UBI which also includes the exclusive U.S. distribution rights to Kingfisher Lager, could now take place.

         On June 2, 2000, the Company made an offer to Inversiones to amend the original offer dated October 1, 1999 and accepted October 10, 1999, to reflect the completed merger of the exclusive U.S. distribution rights to Kingfisher Lager into UBI. The Company offered an additional 500,000 shares for the U.S. distribution business, bringing the total purchase price up to 5,500,000 shares of the Company.

         On June 10, 2000 Inversiones accepted the amended offer, confirming the total compensation of 5,500,000 shares of the Company to Inversiones for all of the issued and outstanding shares of UBI, the parent company of UBSN.

         On October 2, 2000 the Special Committee made its final recommendation to the Board as to the advisability and potential structure of the proposed Acquisition. At that Meeting, the Board voted unanimously (Messrs. Mallya and Neame abstaining) to accept the report and recommendations of the Special Committee and to pursue the Acquisition on the terms described elsewhere in this Proxy Statement.

Comparison of Shareholder Rights

         The proposed transaction will not change the rights of the Company's existing shareholders, although they will experience substantial immediate dilution as a result of it. The Company believes that the Acquisition should be considered an accretive transaction because after the consummation of the Acquisition the value of the Company's Stock will also include the value of UBI. In looking at the two companies' financial results for the year ended December 31, 1999, UBI showed a profit for the year, while the Company suffered a loss. If the Acquisition had taken place in 1999, it would have decreased the net amount of loss, thereby increasing the value of the shares to the Company's shareholders.

Consequences of Failure to Approve the Acquisition

         If the shareholders of the Company fail to approve the purchase of UBI from Inversiones, the Acquisition will not take place as it is currently envisioned and the Company will, for the present, continue its business as a separate entity. It will not have purchased UBI and its wholly-owned subsidiary UBSN. In addition, it will not have purchased the exclusive rights to market and distribute the Kingfisher brand in the United States and Canada, and must continue to rely on its existing brands for revenues. As described in the Company's Annual Report to Shareholders which was distributed prior to this Proxy Statement, the Company operated at a loss during 1999, and can offer no assurance that it will turn a profit in the future. It is possible that management of the Company will continue to seek out candidates for combination with the Company, but the Company can offer no assurance that management will successfully locate a suitable candidate or that it will be able to consummate any such transaction.

Fairness Opinion Of the Company's Financial Advisor

         The Company retained Sage Capital LLC ("Sage") to act as financial advisor to the Company in connection with the evaluation of certain elements of the Company's acquisition strategy. Pursuant to this engagement, Sage was asked to render an opinion to the Company's Board of Directors as to whether the equity consideration to be paid for UBI pursuant to the Agreement is fair to the shareholders of the Company from a financial point of view. Sage was not requested to, and did not, make any recommendation to the Company's Board of Directors as to the number of shares or the amount of cash consideration from the Company to be issued to and received by Inversiones pursuant to the Agreement, which numbers were determined through arm's-length negotiations between the Company and Inversiones.

         As of November 3, 2000, Sage delivered its written opinion to the Company Board that, as of such date and based upon and subject to certain assumptions and other matters described in its written opinion, the total consideration to be paid by the Company pursuant to the Agreement in exchange for all of the equity of UBI is fair to the shareholders of the Company from a financial point of view. Sage's opinion is addressed to the Board of Directors of the Company, is directed only to the financial terms of the Agreement, and does not address the underlying business decision of the Company and Inversiones to engage in the Acquisition and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the Annual Meeting.

         The complete text of the November 3, 2000 opinion (the "Sage Opinion"), which sets forth the assumptions made, matters considered, and limitations on and scope of the review undertaken by Sage, is attached to this Proxy Statement as Supplement B, and the summary of the Sage Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the Sage Opinion. The Company's shareholders are urged to read the Sage Opinion carefully and in its entirety for a description of the procedures followed, the factors considered, and the assumptions made by Sage.

         In arriving at its Opinion, Sage, among other things, (i) reviewed the Agreement; (ii) reviewed certain other documents relating to the Agreement;
(iii) reviewed certain publicly  available  information  concerning the Company;
(iv)  held  discussions  with  members  of  senior  management  of  the  Company concerning the business prospects of the Company, including such management's views as to the organization of and strategies with respect to the Acquisition;
(v) reviewed certain operating and financial information prepared by the managements of the Company and UBI; (vi) reviewed the recent reported prices and trading activity for the common stock of certain other companies engaged in businesses Sage considered comparable to that of the Company and compared certain publicly available financial data for those comparable companies to similar data for the Company; (vii) reviewed the financial terms of certain other merger and acquisition transactions that Sage deemed generally relevant; and (viii) performed and considered such other studies, analyses, inquiries, and investigations as Sage deemed appropriate. Sage was not, to the best of its knowledge, denied access by the Company or UBI to any requested information and no restrictions were placed on Sage with respect to the procedures followed by Sage in rendering its opinion.

         Sage assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed for the purposes of its opinion. With respect to the financial information of the Company and UBI, Sage assumed that such information was complete and accurate in all material respects and had been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of such companies, at the time of preparation, of the operating and financial performance of the Company and UBI. Sage also assumed that there were no material changes in the Company's or UBI's assets, financial condition, results of operations, business, or prospects since the date of their last financial statements made available to Sage and that all material liabilities (contingent or other, known or unknown) of the Company and UBI are as set forth in the financial statements. Sage did not prepare or obtain any independent evaluation or appraisal of the assets or liabilities of the Company and UBI, nor did Sage conduct a physical inspection of the properties and facilities of the Company and UBI in connection with its opinion. The Sage Opinion states that it was based on economic, financial and other conditions existing as of the date of such opinion. Sage does not have any obligation to update, revise or reaffirm its opinion. Furthermore, Sage expressed no opinion as to what the value of the Company's Common Stock will be when issued pursuant to the Agreement or the prices at which the Company's Common Stock will trade at any time.

         Based upon this information, Sage performed a variety of financial analyses of the Acquisition. The following paragraphs briefly summarize the principal financial analyses performed by Sage in arriving at its opinion delivered to the Company's Board of Directors. Such analyses are based on a number of assumptions, including among other things, the projected performance of the Company and UBI and the comparable public companies.

         Contribution Analysis. Sage reviewed the pro forma contribution of the Company and UBI to estimated combined financial results for the twelve (12) months ending December 31, 1999, the nine (9) months ending September 30, 2000 and the twelve months ending December 31, 2001. Sage reviewed, among other things, pro forma contributions to total revenues, earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT"). Based on this analysis, for the nine months ending September 30, 2000, the Company contributed 42.8% of pro forma combined total revenues, 47.9% of pro forma combined EBITDA, and 29.4% of pro forma EBIT. For the twelve months ended December 31, 2001, the Company will contribute 50.4% of pro forma combined total revenues, 40.9% of combined EBITDA, and 20.6% of pro forma EBIT. As of September 30, 2000, the Company will contribute 81.2% of total assets and 91.1% of shareholders' equity.

         Comparable Company Analysis. Sage compared selected historical and projected operating and stock market data and operating and financial ratios for the Company to the corresponding data and ratios of certain publicly traded companies which it deemed generally comparable to the Company. Such data and ratios included market value to historical and projected revenue, market value to historical and projected earnings before taxes ("EBT"), market value to historical and projected net income and market value to historical book value. Companies deemed to be generally comparable to the Company included Boston Beer, Minnesota Brewing, Pyramid Brewing and Redhook Ale Brewery.

         For the comparable companies, the multiples of market value to last twelve months ("LTM") book values ranged from 0.22 to 9.62 with a mean of 3.04; market value to LTM net income was 12.5 for the only comparable company that earned a profit in the last twelve months; and market value to LTM sales ranged from 0.4 to 0.7 with a mean of 0.6. These ratios compared with the following ratios for the Company, calculated on the $0.94 per share price of the Company Common Stock at its most recent closing price prior to November 6, 2000: market value to book value of 0.52, market value to LTM net income is not meaningful due to the Company's loss for the period, and market value to LTM sales of 0.57.

         Comparable Transaction Analysis. Sage also analyzed publicly available financial information for 73 selected U.S. and international mergers and acquisitions with aggregate transaction values up to $3.5 billion (the "Comparable Public Company Transactions") of companies in the malt beverage industry since 1998. For these transactions, the mean value of market capitalization to sales was 1.6, the mean value of market capitalization to EBITDA was 5.7, and the mean value of market capitalization to LTM earnings was
16.9 times.

         No company or transaction used in any comparable transaction analysis as a comparison is identical to the Company or UBI. Accordingly, these analyses are not simply mathematical; rather, they involve complex considerations and judgments concerning differences in the financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies and the transactions to which they are being compared.

         The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, Sage believes that its analyses must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying its opinion. In performing its analyses, Sage made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or UBI. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. Additionally, analyses relating to the values of businesses or assets do not purport to be appraisals or necessarily reflect the prices at which businesses or assets may actually be sold.

         Sage is a regional investment banking firm based in Portland, Oregon. As part of their investment banking services, the principals of Sage are regularly engaged in the business of advising the managements and boards of directors of corporations regarding the issuance of securities, providing advisory services for mergers and acquisitions, issuing fairness opinions and providing market valuations. The Company has agreed to pay Sage for its services in connection with the transaction, including the delivery of its fairness opinion, a fee of $75,000, of which the balance of $50,000 is due upon delivery of its fairness opinion. The Company has also agreed to reimburse Sage for reasonable out-of-pocket expenses and to indemnify Sage against certain liabilities relating to or arising out of services performed by Sage as financial advisor to the Company.

Accounting Treatment

         The Acquisition will be accounted for by the purchase method of accounting and accordingly, the operating results of UBI and UBSN will be included in the Company's consolidated results of operation from the date of the Acquisition. Any excess of consideration given over the fair value of net assets acquired will be recorded as goodwill. Representatives of Moss Adams, LLP, the Company's independent auditors, are expected to be present at the Annual Meeting, will be invited to make a statement if they so desire, and are expected to be available to answer appropriate questions from the shareholders.

U.S. Federal Income Tax Consequences

         The following discussion summarizes the material federal income tax consequences relevant to the Company and its stockholders in connection with the Company's acquisition of all of the outstanding shares of UBI. This discussion is based on currently existing provisions of the Internal Revenue Code, existing and proposed Treasury Regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to the Company and its shareholders as described herein. The Company is not requesting and will not request a ruling from the Internal Revenue Service in connection with this acquisition. In addition, the Company has not requested an opinion of counsel regarding the tax consequences of this acquisition.

         The acquisition of the shares of UBI should be considered a statutory reorganization under Internal Revenue Code section 368(a)(1)(B), and therefore should not create a taxable transaction. As a result, the Company should not recognize gain or loss with respect to the transaction, and the assets acquired should maintain a carryover basis. There should be no tax consequences to the Company's shareholders with respect to this acquisition.

Market Information

         On March 28, 2000, the last full day of trading prior to the public announcement of the proposed transactions, the last reported sale price of the Company's Common Stock on the Pacific Stock Exchange was $0.8125 per share.

         There is no public market for UBI's Common Stock. Inversiones owns 100% of the issued and outstanding shares of UBI. UBI has never paid a dividend on its Common Stock and does not anticipate paying dividends in the near future.

More Information about the Company

         The following additional  material,  all of which has been filed by the
Company  with  the  SEC  and  is  publicly   available  on  the  SEC's   website
(www.sec.gov), is incorporated herein by reference:

         o The following sections of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, all of which are contained in the Company's Annual Report to Stockholders distributed pursuant to Exchange Act Rule 14a-3: "Description of Business," "Description of Property," "Legal Proceedings," "Market for Common Equity and Related Stockholder Matters," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Financial Statements."

         o The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000.

         The information incorporated by reference is deemed to be part of this Proxy Statement, except for any such information superseded in the Proxy Statement.

Information about UBI and UBSN

         Overview

         UBI's primary function is to serve as a holding company for UBSN. UBSN sells, markets and distributes alcoholic beverages. Its operation is based at Faversham, Kent, in England, close to the brewery of Shepherd Neame Ltd., licensed brewers of Kingfisher Lager in the United Kingdom (the "U.K"). UBSN's portfolio of products includes Kingfisher Lager (bottled and draught), as well as Kalyani Export Special Indian Lager and Grover Wines, both of which are imported from India to be sold in Indian restaurants.

         UBSN promotes Kingfisher a premium Indian style Lager brand within the U.K. and Continental Europe. Kingfisher is an international brand and is currently distributed in over 30 countries. It is a two time World Champion Lager, winning at the World Beer Championships at Stockholm, Sweden. Over the last several years, Kingfisher has consistently been ranked in the top ten fastest growing beer brands in the United Kingdom. On November 7, 2000, UBSN sponsored Kingfisher National Curry Day, for the fourth consecutive year. In the near future, UBSN hopes to sponsor a new event: the Kingfisher Curry Capital of Britain.

         UBSN is the sole distributor of Kingfisher Lager in the U.K., Ireland, and Continental Europe. In the U.K., UBSN's business is reliant on the niche Indian Restaurant Sector ("IR Sector") to the extent that total sales volume is derived from sales to the IR Sector. In the U.K., Kingfisher has a share of approximately 22% of the IR Sector market through some 6,500 licensed Indian restaurants. In addition, recently, UBSN has reached an agreement with the J.D. Witherspoons restaurant chain to carry Kingfisher Lager. J.D. Witherspoons currently has 434 outlets throughout the U.K., with an additional 100 anticipated to open in the next twelve months. J.D. Witherspoons has recently promoted Indian fare through a successful promotion on Thursday evenings, J.D.'s Curry Club Night.

         UBSN also distributes Kingfisher Lager in the U.K. and Ireland through the Cash & Carry and J. Sainsbury chains of supermarket stores. Kingfisher had major national exposure through J. Sainsbury when the store conducted a nationwide launch of a promotional campaign in the summer of 2000. The advertising campaign was centered around a national celebrity and was featured in all 360 J. Sainsbury stores throughout the U.K. The campaign featured end of aisle displays featuring recipes and ingredients; Kingfisher Lager was the recommended beverage to accompany a recipe.

         A recent increase in popularity of Indian food in the U.K. has also extended to the take-home market. Recently, a major soccer event and the Sydney Olympics brought disruption to the restaurant trade when the population remained either at home or in pubs to watch the events. In contrast, supermarkets and off-brand stores saw an increase in take-home sales during those events. UBSN is pursuing new distribution possibilities in other U.K. chain supermarket stores. In addition, Kingfisher is exported to 16 European markets and to the U.S. and Canadian markets.

         UBSN does not physically distribute its products to its ultimate trade customers, relying instead on specialist restaurant trade wholesaler in the U.K. Shepherd Neame Ltd. acts as UBSN's agent, on a commission basis, in the supermarket trade.

         Company Background

         UBI (distributors of Kingfisher Lager) and Shepherd Neame Limited (licensed brewers of Kingfisher Lager) formed UBSN Limited in August 1989 as a 50-50 joint venture. Key personnel from both companies provided their services to UBSN in order to develop the Kingfisher brand in the U.K.

and Europe and to distribute the brand to North America. In 1998, UBI purchased all of Shepherd Neame's stake in UBSN and in consideration, entered into a ten year brewing agreement with Shepherd Neame.

         Premises

         UBSN currently has 4 years of a 6 year lease remaining for offices located in Faversham, Kent, England.

         Employees

         UBSN has no employees. However, there are fourteen individuals who provide their services to UBSN. All fourteen are employed either by UBI, or Shepherd Neame Limited and are assigned by their respective employers to provide services to UBSN. Of the fourteen individuals who provide services to UBSN, nine are members of the sales force, three serve in administrative positions, and individuals also serve in the following roles: Managing Director, Marketing Director, and Accountant. The latest sales representative to join UBSN began working for UBSN during the year 2000.

         Products & Sizes

         UBSN's business presently consists of the selling, marketing and distribution of three product lines. The first is Kingfisher Lager, the sales of which accounted for 98.5% of the Company's total gross sales during 1999, up from 96.7% in 1998. The other products, Kalyani Export Special Indian Lager and Grover Wines, accounted for 1.5% of the Company's total gross sales during 1999.

         UBSN makes available and distributes its Kingfisher Premium Lager Beer in bottles and kegs. During 2000, UBSN made the decision to shift its emphasis on selling forty-liter kegs, the old industry standard, to fifty-liter kegs, the new industry standard. UBSN is also the exclusive European distributor of four wines from Grover Vineyards Limited. Grover Vineyards is now producing Cabernet Sauvignon, Shiraz red, Clairette Blanc de Blanc, and Grenache rose wines. All wines are available in cases.

         Until recently, UBSN also distributed Kalyani Export Special Indian Lager, which is produced and bottled in India, in 350 ml bottles as well as in 650 ml bottles. However, UBSN launched sales of a new 660 ml bottle of Kingfisher Lager in July of 2000, with the intent of spreading the new size throughout the United Kingdom prior to a planned trade and restaurant promotional drive in November of 2000. All key distributors stocked the 660 ml bottle by the end of September and sales of the new bottle helped drive
Kingfisher volume sales for the nine-month period ending September 30, 2000, twelve percent (12%) ahead of the corresponding period of 1999. As a result of the success of the introduction of the 660 ml Kingfisher bottle, it was no longer necessary to import the Kalyani product of a similar size, therefore sales of the 650 ml product have been discontinued, and UBSN currently sells the Kalyani Lager in 350 ml bottles only.

United Kingdom Overview

         Economically, the U.K. has remained reasonably steady over the past few years in terms of growth of economy, interest rates, and inflation. However, the U.K. Pound Sterling has strengthened against most European currencies, and in particular, against the Euro. This has encouraged investment in retail businesses in the U.K., in particular the food and drink retail businesses. Companies which have historically been involved in beer brewing and distributing activities in the U.K. have been expanding into other segments, such as food and drink retail, leisure, and hotel/hospitality.

         At the same time, in recent months and since the entry of superstores such as Wal-Mart, the U.K. has experienced a price discount war, with suppliers put under extreme pressure to bear the cost of the cuts in retail prices. An all-party parliamentary committee was recently engaged to analyze the effects of the economic climate on the large retail food chains, and determined that the four largest retail food chains were not making excessive profits.

Results of Operations

         The following tables set forth, as a percentage of net sales, certain items included in UBI's Profit and Loss Account. See Financial Statements and Notes thereto.

                                        -------------------------------------
                                               Year Ended December 31
                                        -------------------------------------
                                                1999           1998

        Profit and Loss Account:                  %              %

Net Sales                                      100.00         100.00
Costs of Sales                                  65.48          64.37
                                               ------         ------
Gross Profit                                    34.52          35.63
                                               ------         ------
Distribution and Selling Expenses               21.19          21.92
                                                              ------
General and Administrative Expenses              8.83           9.04
                                               ------         ------
Total Operating Expenses                        30.02          30.96
                                               ------         ------
Profit From Operations                           4.50           4.67
Litigation Expense                               1.70           1.31
Disposal of Fixed Assets                         0.30             --
Other Income                                     0.39             --
Interest Expense                                 1.00           1.26
                                               ------         ------
Profit before income taxes                       2.51           2.09
Income taxes on Profit                           0.86           0.76
Other Items                                      0.31           0.13
                                               ------         ------
Net Profit                                       1.97           1.21
                                               ======         ======

Net Sales

         UBI and UBSN's consolidated net sales for 1999 increased by almost 6% over 1998 due in part to the Kingfisher brand's growth in the Indian restaurant niche. UBI ended the year 1999 with a net profit of $234,025. This increase in sales contributed to the increase in profit from $135,638 in 1998 to $234,025 in 1999. Net sales for 1999 increased by about 5% from $11,249,617 in 1998 to $11,866,596 in 1999. Sales for the nine month period of 2000 ending September 30, 2000, were $9,383,000.

         UBSN's sales in the United Kingdom increased by 7.9%from $9,467, 927 in 1988 to $10,217,665 in 1999. Export sales increased by 13.4%from $1,421,371 to
$1,611,092.  Sales  volume in the United

Kingdom measured in Brewers Barrels increased by 9.1% from 1998 to 1999. The export sales volume increased by 15.6% over the same period. Management attributes the small increase in sales to an extremely competitive situation in the Indian restaurant market and also the continued strength of the United Kingdom Pound against other European currencies. On January 1, 2000 UBSN effected a price increase of 2.5% on Kingfisher products, therefore, sales in 2000 may reflect a corresponding change.

Cost of Goods Sold

         Cost of goods sold as a percentage of UBI and UBSN's consolidated net sales remained relatively constant, increasing in 1999 to 65.48% when compared to that of 64.37% in 1998.

Gross Profit

         As a result of the higher net sales as explained above, UBI and UBSN's consolidated gross profit increased in 1999 to $4,102,985 from $4,007,860 for the comparable period of 1998, representing a slight increase of 2.3%. As a percentage of net sales, the gross profit during 1999 stayed relatively constant, decreasing to 34.52% from that of 35.63% for the corresponding period of 1998.

Operating Expenses

         Operating expenses were $3,563,270 in 1999, as compared to $3,482,842 for 1998, representing an minor increase of only 2.3%. Operating expenses for the nine months ended September 30, 2000 were $2,595,900. Operating expenses consist of selling, marketing, and distribution expenses, and general and administrative expenses.

         Operating expenses have been increasing over the years, generally due to UBSN's growth in the industry, for example, transportation and commission costs have risen. This may be attributed generally to the increase in volume of business to the U.S. over the past few years. Also, because sales to supermarkets have increased, the commissions to agents which serve this market, such as Shepherd Neame Ltd., have risen accordingly. In addition, there has been an increase over the past few years in freight rates and oil prices. There have also been increases in government duties, for example, there was a minor increase in the rate of excise duty on beer and wine in April, 2000.

         UBSN has also incurred more costs with regard to personnel. An additional staff member was recruited in 2000 to assist in the sales office, in addition to the sales personnel which were added to the London and Midlands markets. Also UBSN implemented an annual raise in compensation for its personnel. Travel expenses have risen as the directors have been expanding their focus to the Continent and overseas.

         There has been a slight increase in advertising and promotion costs in recent months. The increase arises out of UBSN's promotional costs incurred in the launch of the new 660 ml bottle size for Kingfisher Lager.

         UBSN has experienced a decrease in some expenses. Although there was in increase in expenses in 1999 associated with equipping UBSN's new offices, the majority of those expenses were initial, non-recurring outlays, therefore those expenses have fallen in 2000. Also, until 2000, UBSN maintained a small central London office to work on sponsorship, which caused redundancies of many expenses, including staffing and personnel costs. Closure of this office has cut expenditures for sponsorship; the sponsorship expenses to date in 2000 have been entirely made up of costs and expenses related to UBSN's sponsorship of the Kingfisher National Curry Day on November 7, 2000.

Litigation Expense

         The provision for litigation expense for the year 1999 increased by 37% over the provision for litigation expense in 1998. The increase was due to a dispute with a major distributor, German Lager Importers, Ltd. over an amount which is now in creditors' voluntary liquidation. In October of 2000, UBSN received a settlement for the debt owed by German Lager Importers and will be reimbursed for the full costs incurred in the litigation. A counter claim of breach of contract against UBSN has been dismissed. UBSN anticipates that its litigation expense for the year 2000 will be less than in 1999.

Interest Expense

         UBI and UBSN's consolidated interest expense on bank overdrafts and other credit facilities was $119,105 in 1999, down from $141,681 in 1998. Interest expense for the nine month period ending September 30, 2000 was $66,300.

Net Profit

         The consolidated net profit for the year 1999 was $234,025 as compared to $135,638 for the year 1998, and $196,900 for the nine months ending September 30, 200. As a percentage of net sales, the net profit for the year 1999 represented 1.97% when compared to 1.21% in 1998. Consolidated net profit for the nine months ending September 30, 2000 was $487,700.

Liquidity and Capital Resources

         Short Term Debt. Nedcor Bank has provided UBSN with an approximate $2,015,000 maximum overdraft facility at an agreed rate of 1.5% over LIBOR. This facility is secured by all the assets of UBSN, and is used to supplement the cash flows from operations to sustain UBSN's operations. Approximately $2,008,968 was outstanding as of December 31, 1999, and approximately $888,604 was outstanding as of September 30, 2000. This credit facility is due for renewal in December 31, 2000, and although UBSN cannot be certain that Nedcor Bank will renew the facility under the current terms, UBSN has received no indication that Nedcor Bank will be unwilling to renew the credit facility for an additional term.

         Trade Creditors. Shepherd Neame Ltd., UBSN's former 50% shareholder, has agreed to provide the Company with trade credit of an unspecified amount. The terms of the trade credit allow 45 days for payment for purchases of Kingfisher brand goods. As of December 31, 1999 UBSN owed approximately $2,013,869, and as of September 30, 2000, approximately $2,299,976, to Shepherd Neame Ltd. under this arrangement.

         Current Ratio. UBI's ratio of current assets to current liabilities on December 31, 1999 was 0.92 to 1 and its ratio of total assets to total liabilities was 1.11 to 1. UBI's ratio of current assets to current liabilities on September 30, 2000 was 1.03 to 1 and its ratio of total assets to total liabilities was 1.27 to 1.

Independent Accountants

         UBI and UBSN continue to use the London offices of J.M Shah and Company and Ernst and Young, respectively as their independent accountants. There has been no dispute with J.M. Shah and Company or Ernst and Young with regard to any information presented in the financial statements presented in the attachments hereto.

                               DISSENTERS' RIGHTS

         Under California law, the Company is required to offer to purchase each shareholder's dissenting shares (shares which were not voted in favor of the Acquisition) for cash at their fair market value on the day before the date that the material terms of the Acquisition were announced. On March 28, 2000, the day before the proposed Acquisition was first announced, the closing sale price for the Company's Common Stock on the Pacific Stock Exchange was $0.8125; accordingly, that is the price which the Company believes is the fair market value of the Common Stock for purposes of these dissenters' rights. If you preserve your right to dissent by not voting in favor of Proposal No. 1 and, nonetheless, the Acquisition is approved, the Company will mail a notice to you of the approval of the Acquisition within ten days of the approval. The notice will state the price it deems to be the fair market value of the shares ($0.8125 per share), and will detail the procedure to follow if you desire to have the Company purchase your dissenting shares for the stated fair market value. You must follow the procedure given in the notice by making a written demand that the Company purchase your dissenting shares within 30 days of receiving the notice of approval of the Merger. If a Shareholder disagrees with the Company's determination of fair market value, then there is a procedure for an appraiser appointed by the court to determine such value.

         To preserve the right to have the Company purchase dissenting shares, you must either (1) vote against the transaction (whether in person at the Meeting or by proxy), or (2) simply refrain from voting in favor of the transaction in any way (again, whether personally or by proxy). So, if you attend the Meeting in person and vote in favor of the Acquisition, or appoint a proxy holder and that proxy holder votes in favor of the Acquisition, you will lose your dissenter's rights. The fair market value of the shares that a dissenting Shareholder may receive in cash, through exercise of Dissenters' Rights, may be more or less than the value of those shares at the time of the Annual Meeting, or at the time the proposed Acquisition takes place (if it does). For instance, as of the close of business on September 30, 2000 (the end of the last fiscal quarter before the mailing of this Proxy Statement), the closing sale price for the Company's Common Stock on the Pacific Stock Exchange was approximately $0.94 per share.

         If dissenters' rights are properly demanded with respect to more than 123,457 shares of the Company's Common Stock (which would require the Company to pay out more than $100,000 to dissenting shareholders), the Company will have the right to call off the proposed Acquisition entirely, and in that case no shareholder will have the right to exercise dissenters' rights.

         For a detailed discussion of dissenters' rights, please refer to Chapter 13 of the California Corporations Code, sections 1300 through 1304, inclusive, which are attached to this Proxy Statement as Supplement C. If Proposal No. 1 is approved by the shareholders, each shareholder who has voted against the transaction or refrained from voting for the transaction will receive a notice within ten (10) days of the approval, setting forth a statement of the Company's determination of the fair market value of any dissenting shares, a description of the procedure to be followed if the Shareholder desires to exercise his or her dissenters' rights, and a copy of the relevant sections of the Chapter 13 of the California Corporations Code.

                           VOTE REQUIRED FOR APPROVAL

         Approval of the Acquisition requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1

PROPOSAL NO. 2 -- AMENDMENT OF THE COMPANY'S BYLAWS

         The Company's Bylaws currently authorize a number of Directors between five (5) and seven (7), allowing the Board of Directors to fix the exact number within that range. At present, the Board consists of seven Directors, so that all the available spaces on the Board are currently filled. At the Meeting, the Shareholders are being asked to approve an amendment to Article II, Section 2.2 of the Bylaws to increase the range of authorized Directors to between five (5) and nine (9), with the exact number within that range to be set by the Board.

         The proposed text of the amended Section 2.2 of the Company's Bylaws is attached to this Proxy Statement as Supplement D, and is hereby incorporated by reference into this Proxy Statement. If the proposed amendment is approved by the Shareholders, the Board intends to increase the size of the Board to eight, making one additional place available for a new Director. On the assumption that both Proposal No. 1 and this Proposal will be approved, the Board has nominated David Townshend to fill the place thus created.

         The reason for this Proposal is that, under the terms of the Agreement referred to in Proposal No. 1, above, Inversiones would have the right to designate one member of the Company's Board of Directors. Thus, if Proposal No. 1 is approved by the Shareholders the Company must either remove one of its current Directors to make room for the Inversiones nominee or increase the size of the Board to accommodate the new candidate. The Board believes that it would be in the Company's best interests to increase the size of the Board, rather than replace one of the current Directors, in order to provide the Company with a wider range of opinions in the Board's decision making process.

         Inversiones has designated David Townshend, a current Director of UBSN, for election to the Company's Board. Mr. Townshend is currently a Director of UBSN and has been the General Manager of UBSN since 1990. In the event that Mr. Townshend is unable to serve as a Director for any reason, then Inversiones will have the right to nominate another individual of its choice for Director. (For more information about Mr. Townshend, please see "PROPOSAL NO. 3 - Election of Directors - Nominees for Director," below.) If this Proposal and Proposal No. 1 are approved by the shareholders, management intends to vote all proxies it receives (other than those which are marked "Withhold For All", or on which Mr. Townshend's name has been stricken out, as described above under "GENERAL INFORMATION - Voting Securities of the Company - Election of Directors" and on the Proxy Card enclosed herewith) FOR the election of Mr. Townshend to the Board of Directors.

                           VOTE REQUIRED FOR APPROVAL

         Approval of the proposed amendment to the Company's Bylaws requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2

PROPOSAL NO. 3 -- ELECTION OF DIRECTORS

         At the Meeting, Shareholders will elect Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such Directors' earlier resignation or removal. The size of the Company's Board is currently seven members, but if Proposal No. 2 above, is approved by the shareholders at the Annual Meeting this number will be able to be increased to eight. Either seven or eight nominees will be elected at the Meeting to be the Directors of the Company, depending on the outcome of the vote on Proposals 1 and 2, above. The Board has nominated its current seven members to serve as Directors of the Company until the next Annual Meeting. In the event Proposals No. 1, and 2, above, are both approved, the Board additionally nominates Mr. David Townshend. The Agreement discussed in Proposal 1 provides that, as a condition of the sale of UBI to the Company, Inversiones will have the right to designate one nominee for Director. Inversiones has identified Mr. Townshend as its nominee.

         Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a Director.

Nominees for Directors

         The following sets forth the names, ages as of December, 2000, and certain information regarding the Director nominees:


Name of Nominee                 Age     Position                                  Director Since:
---------------                 ---     --------                                  --------------
Vijay Mallya, Ph.D.             44      Chairman and Chief Executive Officer      1997
H. Michael Laybourn             62      Director                                  1993
R.H.B. (Bobby) Neame            66      Director                                  1998
Kent D. Price*+                 56      Director                                  1998
Sury Rao Palamand, Ph.D.*+      69      Director                                  1998
Jerome G. Merchant*+            38      Director                                  1997
Yashpal Singh                   54      President and Director                    1997
David R. Townshend++            53      ---------                                 -----



--------------
         *    Member of the Audit/Finance Committee.

         +    Member of the Compensation Committee.

         ++ Assuming that the shareholders approve the proposed Bylaws amendment, more fully described in Proposal No. 2, above, increasing the size of the Board. If Proposal No. 2 is not approved, the nomination of Mr. Townshend will be withdrawn.

         Vijay Mallya, Ph.D., became Chairman of the Board and Chief Executive Officer of the Company in October 1997. Dr. Mallya has been the Chairman of several companies since 1983. Dr. Mallya is Chairman of UBICS, Inc., United Breweries Limited, UB Engineering Limited, Mangalore Chemicals and Fertilizers Ltd., Herbertsons Limited, McDowell & Co. Ltd., and other affiliated companies (collectively the "UB Group"). United Breweries Limited and McDowell & Co., Ltd. are two of Asia's leading beer and spirits companies. The UB Group has annual sales in excess of (US) $1 Billion. He also sits on boards of several foreign companies and organizations including companies comprising the UB Group, The Institute of Economic Studies (India), and the Federation of the Indian Chamber of Commerce and Industries. Dr. Mallya holds a Bachelor of Commerce degree from the

University  of  Calcutta  in  India  and  an  honorary   Doctorate  in  Business
Administration from the University of California, Irvine.

         H. Michael Laybourn, co-founder of the Company, served as the Company's President from its inception in 1982 through December, 1999, and as its Chief Executive Officer from inception through October 1997. Mr. Laybourn was elected a Director in November 1993 when the Company began the process of converting from a limited partnership to a corporation and served as Chairman of the Board from June 1994 through October 1997. Mr. Laybourn is a former Vice President of the California Small Brewers Association and a former Chairman of the Board of Directors of the Brewers Association of America. Mr. Laybourn holds a Bachelor of Fine Arts degree from Arizona State University.

         R.H.B. (Bobby) Neame became a Director in January 1998. Mr. Neame has served as the Chairman and Chief Executive Officer of Shepherd Neame Ltd. for more than twenty-five years. Shepherd Neame Ltd. has operated as a brewery in England for 300 years, making it England's oldest continuously operating brewery.

         Kent Price became a Director in January 1998. He is currently the President and CEO of Robert Kent and Company, an investment and consulting company. Additionally, he is currently the Chairman of Fluid, Inc. and a Director of Capital Markets Company. From August 1994 until July 1998, he was employed by IBM Banking, Finance and Securities Industries as General Manager of Securities and Capital Markets. From 1993 through August 1994, he served as Chairman and Chief Executive Officer of the Bank of San Francisco. He currently serves as a Director of The San Francisco Company, which is the holding company for the Bank of San Francisco. He also sits on the board of the American Bridge Company. Mr. Price received a Bachelor of Arts in history and politics and a Master of Arts in Slavic studies from the University of Montana and attended Oxford University as a Rhodes Scholar.

         Sury Rao Palamand, Ph.D., became a Director in January 1998. Dr. Palamand is the President of Summit Products, Inc., a beverage development firm serving the beverage industry; President of the Old 66 Brewery & Restaurant, a brewery-restaurant in St. Louis, Missouri; owner of Southbend Brewery & Smokehouse, a chain of brewpubs in the States of North and South Carolina; and Managing Director of Atlantic Beverages Ltd., a product development firm serving the United Kingdom. From 1966 to 1989, Dr. Palamand served as Director, Beer and New Product Development for Anheuser-Busch Companies, Inc. Dr. Palamand holds a Master of Science in Chemistry from the University of Bombay, India, and a Master of Science and Doctorate in Food and Flavor Technology from Ohio State University.

         Jerome G. Merchant became a Director in October 1997 and was Chief Financial Officer of the Company from November 1997 to October, 1998. Mr. Merchant currently serves as the Strategic Planning Consultant to the Chairman's Office of the Company and has served in such capacity since July 1996. Since April 1993, Mr. Merchant has served in various capacities for Cal Fed Investments, a wholly owned subsidiary of Cal Fed Bank. He is currently responsible for the due diligence and monitoring of all investment products for Cal Fed Investments. Mr. Merchant received his Bachelor of Science degree in Managerial Economics-Finance from the University of California, Davis.

         Yashpal Singh, President of the Company since January, 2000, became a Director in October 1997 and Chief Operating Officer in November 1997. Mr. Singh has served as Executive Vice President of the company since May, 1998. Since 1997, Mr. Singh has served as Executive Vice President - Operations for United Breweries of America ("UBA"). In this capacity, he is responsible for the U.S. brewing operations of UBA. Between 1992 and 1997, Mr. Singh served as Senior Vice President - Operations for United Brewers Ltd., where he was responsible for the operations of 12 breweries, instituting new projects, and technical and operational evaluation of potential acquisition opportunities. Mr. Singh has over 36 years of experience in the brewing industry. Mr. Singh holds degrees in

Chemistry, Botany, and Zoology from Punjab University in India, and has graduate training in the fields of Brewing, Malting, and Mineral Water Technology. Mr. Singh is an associate member of the Institute of Brewing, London; a member of the Master Brewers Association of America; and was a former member of the Managing Committee of the All India Brewer's Association.

         David Townshend is currently a Director of UBSN and has been the General Manager of UBSN since 1990. Mr. Townshend's responsibilities encompass all aspects of UBSN's operations. Prior to his promotion to General Manager of UBSN, Mr. Townshend served as Transport Manager for Shepherd Neame Limited, where his responsibilities included distribution and customer services.

         The Board of Directors recommends that shareholders vote FOR the election of all eight of the above nominees (including David Townshend). In the event that the transaction described in Proposal No. 1, above, and the Bylaws amendment described in Proposal No. 2, above, are not approved, the Board of Directors will withdraw the nomination of Mr. Townshend. ---

Board of Directors' Meetings and Committees

         During the fiscal year ended December 31, 1999, the Board of Directors held four meetings. Thus far during 2000, the Board of Directors has held two meetings. No Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

         Listed below are the committees of the Board of Directors, along with Directors who served as members of each committee during 1999 and to date in 2000.

         Audit and Finance Committee. The Board has a standing Audit/Finance Committee and a standing Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

         Messrs. Merchant, Price, and Palamand presently serve as the members of the Audit/Finance Committee. The Audit/Finance Committee met once during 1999, and has met four times so far during 2000. The Audit/Finance Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing, accounting and finance matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company.

         Compensation Committee. Messrs. Merchant, Price, and Palamand presently serve as the members of the Compensation Committee. Messrs. Laybourn, Mallya, and Palamand served as the members of the Compensation Committee until April 30, 1999. The Compensation Committee met four times during 1999 and has meet twice so far during 2000. The Compensation Committee considers all matters of compensation with respect to the chief executive officer, president, any vice president, and any other senior executives, and makes recommendations to the Board regarding the compensation of such persons. The Compensation Committee also makes determinations with respect to the granting of stock options with respect to Directors who are also employees of the Company.

         Special Committee. The Special Committee, consisting of Directors Kent Price (as Chairman), Sury Rao Palamand, and Michael Laybourn, was created by the Board in 1998 for the purpose of advising the Board concerning certain potential transactions by the Company, including among others the Acquisition described in Proposal No. 1, above.

         The Special Committee met six times during 1999 and has met three times so far during 2000.

Director Compensation

         The Company adopted a policy during the Meeting of its Board of Directors, dated August 30, 1999, which provides for compensating outside Directors for their services as Directors. The policy is as follows: each outside Director receives $3,000 per meeting he attends and $1,000 per committee meeting he attends. The outside Directors may opt to receive such compensation in cash, or in shares of the Company's Common Stock which will be valued at its fair market value as of the date of the meeting of the Board of Directors or of the meeting of the committee for which the outside Director is being compensated. To date, all of the outside Directors have elected to receive such compensation in shares of the Company's Common Stock. In addition, every year each outside Director is granted options to purchase a number of shares of Common Stock having a fair market value equal to $25,000, as determined on the date of the grant, at an option exercise price equal to the closing price of the Company's Common Stock on the Pacific Stock Exchange.

         Mr. Merchant receives a monthly fee of $2,700 in exchange for consulting services he renders to the Company. In exchange for his consulting services with regard to the Acquisition and related transactions, Mr. Merchant will receive 2.5% of the value of the consideration paid by the Company under the Agreement, payable in the Company's Common Stock. The Common Stock will be valued at the average trading price of the Common Stock over the six months prior to the closing of the Agreement.

         In recognition of their past services during 1998 and the first half of 1999 as Directors of the Company, the three outside Directors were issued a one-time grant of shares of the Company's Common Stock in the following amounts:

                  Mr. Neame         18,500 shares
                  Mr. Price         31,800 shares
                  Mr. Palamand      23,100 shares

Significant Employees

         Don Barkley, 46, joined the Company in 1983 as Master Brewer and has served in that capacity continuously since then. In 1993 Mr. Barkley was the President and representative to the national board of governors of the Master Brewers Association of the Americas, Northern California District. Mr. Barkley holds a Bachelor of Science degree in fermentation science from the University of California, Davis.

         P.A. Murali, 42, joined the Company in November 1997 as Controller and Secretary. Mr. Murali was elected Chief Financial Officer in October, 1998. For more than five years before joining the Company, Mr. Murali served as General Manager of Finance and Accounts of the Brewery Division of United Breweries Ltd. in Bangalore, India. Mr. Murali holds a Bachelor of Commerce degree from the University of Madras in India and is a Chartered Accountant.

Security Ownership Of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Series A
Preferred Stock as of November 6, 2000, for (a) each shareholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common
Stock or Series A Preferred  Stock;  (b) each Director and nominee;  and (c) all
Directors and executive officers of the Company as a group. Except as noted, the Company believes that the beneficial owners of the Common Stock and Series A
Preferred  Stock listed below,  based on  information  furnished



                                       29






by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                   Shares
                                                                Beneficially      Approximate
                     Name                                         Owned(1)         Percentage
                     ----                                         --------         ----------

United Breweries of America, Inc.+                              3,087,818(2)        55.6%

Vijay Mallya, Ph.D.+                                            3,087,818(3)        55.6%

H. Michael Laybourn++                                             289,067(4)         5.2%

R.H.B. (Bobby) Neame                                               70,283(5)         1.3%
         c/o Shepherd Neame, Ltd.
         17 Court Street.
         Faversham, Kent ME13 3AX
         United Kingdom

Kent Price                                                         90,313(5)         1.6%
         c/o Robert Kent and Company
         Wood Island #308
         60 E. Sir Francis Drake Blvd.
         Larkspur, CA 94939

Sury Rao Palamand, Ph.D.                                           80,013(5)         1.4%
         50 Crestwood Executive Center, Suite 207
         St. Louis, MO 63126

Jerome G. Merchant+                                                42,222(5)         0.8%

Yashpal Singh++

David Townshend++
         c/o UBSN Limited
         17 Court Street
         Faversham, Kent ME13 3AX
         United Kingdom

All Directors and executive officers as a group (8 persons)     3,659,716(6)        64.0%

SERIES A PREFERRED STOCK:

H. Michael Laybourn                                                    6,100         2.7%

All Directors and executive officers as a group (8 persons)            6,100         2.7%

--------------

         +    Three Harbor Drive, Suite 115, Sausalito, CA 94965
         ++   1601 Airport Road, Ukiah, CA 95402

         (1) Applicable percentages of ownership are based on 5,552,373 shares of Common Stock outstanding. Shares of Common Stock subject to a contract of purchase or options currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding for computing the percentage ownership of the person obligated to purchase the shares or holding the options but are not deemed outstanding for computing the percentage of any other person.

         (2) Does not include the 882,547 outstanding shares which are presently exercisable or will be exercisable within 60 days, which are held in the aggregate by Messrs. Laybourn, Scahill, Franks, and Barkley pursuant to a Shareholders' Agreement which requires the parties thereto to vote for four Directors designated by UBA and two additional independent Directors who are acceptable to UBA, and which grants UBA a right of first refusal with respect to such shares. This also does not include 840,400 shares issuable upon conversion of certain convertible notes issued to UBA.

         (3) Dr. Mallya may be deemed to be a beneficial owner of UBA because UBA is controlled by Golden Eagle Trust, which in turn is controlled by persons who may exercise discretion in Dr. Mallya's favor among others. Dr. Mallya is also the Chairman and Chief Executive Officer of UBA.

         (4) Includes 12,500 shares subject to options exercisable or will be exercisable within 60 days. Does not include 3,684,498 outstanding shares held by UBA, Messrs. Scahill, Franks, and Barkley, all of which are subject to Shareholders' Agreement which requires the parties thereto to vote for one Director designated by Mr. Laybourn.

         (5) Includes 42,222 shares subject to options which are presently exercisable or will be exercisable within 60 days.

         (6) Does not include 596,680 outstanding shares held by Messrs. Scahill, Franks, and Barkley pursuant to a Shareholders' Agreement which requires the parties thereto to vote for four Directors designated by UBA, one Director designated by Mr.
                  Laybourn, and two additional independent Directors who are acceptable to UBA, and which grants UBA a right of first refusal with respect to such shares. Includes 168,888 shares subject to options which are presently exercisable or will be exercisable within 60 days

Executive Compensation

         The following table sets forth the annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its Chief Executive Officer and most highly-compensated executive officers during each of the fiscal years ended December 31, 1997, 1998, and 1999. None of the Company's other executive officers received total compensation in excess of $100,000 in any of those years.



                                       31







Name and Principal Position                     Annual Compensation
---------------------------                    ---------------------------------------------------------------------------
                                                 Fiscal                                                        All Other
                                                  Year            Salary                  Bonus              Compensation*
                                                  ----            ------                  -----              -------------
Vijay Mallya
  Chief Executive Officer                       1999            $ 120,000               $   0.00                $ 8,266

                                                1998            $ 120,000               $   0.00                $  0.00

                                                1997            $    0.00               $   0.00                $  0.00
H. Michael Laybourn
  Former President                              1999            $ 120,000               $   0.00                $ 9,027

                                                1998            $ 120,000               $   0.00                $ 8,386

                                                1997            $  90,307               $   0.00                $ 4,182
Yashpal Singh
  President and Chief Operating Officer         1999            $ 100,008               $ 30,000                $ 7,916

                                                1998            $  87,922               $   0.00                $  5127

                                                1997                $0.00               $   0.00                $  0.00

--------------
   * Includes an allowance for health insurance, life insurance, disability insurance, value of benefit of company car, and participation in the Company's profit sharing retirement plan (annual discretionary contributions by the Company of up to 15% of gross compensation).

Stock Option Grants

         The following table sets forth certain information concerning options held by the named executive officers at December 31, 1999. No stock options were granted to or exercised by any of the Company's executive officers during the year ended December 31, 1999 or to date during 2000.

                           Number of        Percent of Total
                           Securities       Options/SARs
                           Underlying       Granted To
                           Options/SARs     Employees in        Exercise or Base      Expiration
Name                       Granted (#)      Fiscal Year         Price ($/Share)       Date
----                       -----------      -----------         ---------------       ----

H. Michael Laybourn        12,500                                    $8.80                 09/18/01

Employment Agreement

         The Company's employment agreement with President Michael Laybourn which provided for minimum salary of $120,000 expired December 24, 1998. Mr. Laybourn remained President of the Company until December, 1999.

         The Company executed an employment agreement with current President and Chief Operating Officer, Yashpal Singh, effective on April 1, 1998. The employment agreement expires March 31, 2001. The text of this Executive
Employment Agreement is attached as Exhibit 10.41 to the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 1999, and is hereby incorporated by reference into this Proxy Statement. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in the Proxy Statement.

Certain Transactions

         The Board of Directors has proposed that the Company purchase all of the issued and outstanding capital stock of United Breweries International (UK) Limited, a company organized under the laws of England and Wales ("UBI"), which is currently wholly-owned by Inversiones Mirabel, S.A., a Panamanian corporation ("Inversiones"), in exchange for five million five hundred thousand (5,500,000) shares of the Company's Common Stock (see "PROPOSAL NO. 1," above). The principal terms of this transaction will be presented by management at the Meeting for the approval of the Company's shareholders, and a copy of the Share Purchase Agreement among the Company, Inversiones, and Golden Eagle (the "Agreement") is attached to this Proxy Statement as Supplement A. Under California law, shareholder approval must be obtained before the Share Purchase Agreement can be consummated. Proposal No. 1, above describes the proposed transaction in detail. Also, under the terms of the Agreement Inversiones will have the right to nominate one Director to serve on the Company's Board. Since the Company's Bylaws currently limit the total number of Directors to seven, and there are now seven serving Directors, in order to increase the size of the Board to accommodate the candidate proposed by Inversiones the Board of Directors has submitted to the shareholders a Proposal to amend the Bylaws to increase the size of the Board (please see PROPOSAL NO. 2, above). If the Acquisition is approved by the Company's shareholders, UBI would become a wholly-owned subsidiary of the Company. Inversiones is a subsidiary of Golden Eagle Trust, an Isle of Man trust ("Golden Eagle") which is controlled by persons related to the Company's Chairman of the Board and Chief Executive Officer, Dr. Vijay Mallya, and in which Dr. Mallya has a material financial interest. For a full description of the proposed Acquisition please see PROPOSAL NO. 1, above.

         On October 11, 1996, in recognition of Mr. Laybourn's personal guarantee of an equipment lease, the Company granted President Michael Laybourn a 5-year option to purchase 12,500 shares of Common Stock of the Company at an exercise price of $8.80 per share. Mr. Laybourn's personal guarantee has now terminated in accordance with its terms. The option was granted in January 1997 and expires in January 2002.

         In the past, UBA has agreed to provide the Company with a credit facility of up to $2 million for the working capital requirements of the Company at an interest rate of 1.5% per annum above the prime rate offered by the Bank of America in San Francisco, California (the "1998 Facility"). In mid-1999, the 1998 Facility was terminated, and a new credit facility (the "1999 Facility") in the maximum amount of $800,000 was offered to the Company on substantially the same terms as the 1998 Facility. On August 31, 1999, the Company and UBA entered into a Master Line of Credit Agreement setting forth the terms of the 1999 Facility. Pursuant to the terms of the Master Line of Credit Agreement, advances on the credit facility bear interest at the prime rate of the Bank of America in San Francisco plus 1.5%, up to a maximum of 10%, and is due and payable quarterly. The principal amount of each advance, together with any accrued but unpaid interest on such advance, is due 18 months after the date of such advance. Each advance made on the line of credit will be evidenced by a convertible note. Each convertible note includes a conversion feature whereby UBA could, at its option, convert the principal and any accrued but unpaid interest into unregistered shares of the Company's Common Stock on or after the maturity date, at a rate of one share of Common Stock for each $1.50 of principal and unpaid interest. The arrangement was approved by the independent Directors (Robert Neame, Kent Price and Sury Rao Palamand) on August 30, 1999. The terms of the 1999 Facility were recently amended so that the maximum amount available to the Company under the 1999 Facility was increased to $1,200,000. As of September 30, 2000, the Company has made ten draws on the credit facility. As of September 30, 2000, the aggregate amount drawn, together with interest accrued, equaled $1,260,600 which corresponds to the right of UBA to acquire up to 840,400 shares of Common Stock of the Company at a conversion price of $1.50 per share.

Change in UBA's Beneficial Ownership Interest

         United Breweries of America, British Virgin Islands ("UBA-BVI") owns approximately 97% percent of the total issued and outstanding shares of United Breweries of America, Inc., a Delaware corporation ("UBA"). In November of 1997, UBA owned 2,119,647 shares, representing 47.5%, of the then outstanding shares of Common Stock of the Company. UBA then acquired an additional 30,000 shares in a private transaction, increasing its percentage of share ownership to 2,149,647 shares, or approximately 48.2% of the Company's then outstanding common shares.

         On August 30, 1999, UBA agreed to convert all outstanding convertible notes (together with all accrued but unpaid interest) issued to UBA under the 1998 Facility. By their terms the convertible notes were convertible at $1.50 per share. However, at the request of the Company's Board, UBA agreed to convert the notes into Company Common Stock at a price of $1.125, which was the market price of the Common Stock on the Pacific Stock Exchange as of the date immediately prior to the date of the exchange. The total amount converted was approximately $1,055,442, and 938,171 shares of Common Stock were received upon the conversion. As a result, UBA became the owner of 55.6% of the Company's outstanding shares of Common Stock, with 3,087,818 shares. Further, as a result of the conversion, the Company recognized an expense of $248,500 for the induced conversion. The induced conversion was approved by the Board's independent Directors (Robert Neame, Kent Price and Sury Rao Palamand).

         Upon the termination of the 1998 Facility, UBA agreed to provide the Company with the 1999 Facility of up to $1,200,000 on substantially the same terms as the 1998 Facility. As of September 30, 2000, the Company had made ten draws on the 1999 Facility, and the aggregate amount drawn together with interest accrued thereon is equal to $1,260,600.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each of the Company's executive Directors and officers, and each person who or which is a beneficial owner of more than 10% of the Company's Common Stock, to file forms with the Securities and Exchange Commission ("SEC") and the Pacific Stock Exchange Inc. reports of ownership and changes in ownership of the Company's shares. These persons are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely upon a review of such Forms furnished to the Company during fiscal 1999, no person who, at any time during fiscal 1999 was a Director, officer, or beneficial owner of more than 10 percent of the Company's Common Stock failed to file on a timely basis, as disclosed in the above forms, reports required by
Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

                   VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

         The affirmative vote of the holders of a plurality of the shares of Common Stock present and voting at the Annual Meeting is required to elect each of the nominees for Director. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for Director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights. For purposes of this vote, abstentions and broker non-votes will in effect not be counted. Please see

"GENERAL INFORMATION -- Voting Securities of the Company - Cumulative Voting," above, for a brief description of the voting procedures in the event that cumulative voting is requested at the Meeting in connection with the election of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR
                           DIRECTOR DESCRIBED ABOVE.


PROPOSAL NO. 4 -- RATIFICATION OF INDEPENDENT AUDITORS

         The Company has appointed Moss Adams, L.L.P. as its independent auditors to perform the audit of the Company's financial statements for the year 2000, and the shareholders are being asked to ratify such appointment. Moss Adams, L.L.P. also audited the Company's 1999 financial statements. Representatives of Moss Adams, L.L.P. are expected be present at the Meeting, will have an opportunity to make a statement at the Meeting if they desire to do so, and are expected to be available to respond to appropriate questions. Ratification of the appointment of Moss Adams, L.L.P. requires the vote of a majority of the shares of the Company's Common Stock present in person or represented by a proxy at the Meeting and entitled to vote. Abstentions have no effect.

         VOTE REQUIRED FOR APPROVAL OF THE APPOINTMENT OF MOSS ADAMS LLP

         The affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the appointment of Moss Adams LLP as the Company's independent auditors for the year 2000. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on this Proposal. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                     THE APPOINTMENT OF MOSS ADAMS, L.L.P.


         Shareholder Proposals To Be Presented At Next Annual Meeting

         Any proposal which a shareholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company no later than January 1, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of shareholders.

         If a shareholder of the Company wishes to present a proposal before the Company's next annual meeting but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholders must give written notice to the Secretary of the Company at its main office. The Company must receive such notice no later than February 1, 2002.

         It is urged that any shareholder proposals be sent by certified mail, return receipt requested.

         Availability Of Form 10-KSB

         The Company will provide without charge to any shareholder, upon written request, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999. Such written requests should be made to the Company at Mendocino Brewing Company, Inc., Attn: Sarah T.

McDaniel, Shareholder Relations, Post Office Box 400, 13351 South Highway 101, Hopland, California 95449, Telephone: (800) 733-3871. A copy of Form 10-KSB has been distributed prior to your receipt of this proxy statement.

         Other Matters

         The Board of Directors does not presently intend to present matters other than the foregoing for action by the shareholders at the Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified herein. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form accompanying this Proxy Statement, will be voted in accordance with the judgment of the persons voting such proxies.

         Items Incorporated by Reference

         The Company hereby incorporates the following documents into this Proxy Statement by reference:

         o The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999;

         o    Supplement A, the Share Purchase Agreement;

         o Supplement B, the Fairness Opinion provided to the Company by Sage Capital LLC;

         o Supplement C, Dissenters' Rights: Sections 1300 Through 1304 of the California Corporations Code;

         o Supplement D, the proposed amendment to Section 2.2 of the Company's Bylaws;

         o Supplement E, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000; and

         o Supplement F, the audited financial statements of UBI and UBSN prepared separately for the year ended December 31, 1998, and presented on a consolidated basis for the year ended December 31, 1999. In addition, UBI's reviewed consolidated financial statements for the nine months ended September 30, 2000, are included, as well as pro forma information. Conversions from United Kingdom Pounds to United States Dollars and have been provided for convenience.

         o The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000, at such time as it is filed.

         The information incorporated by reference is deemed to be a part of this Proxy Statement; however the information in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000, and the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000, which is incorporated by reference is deemed to be a part of this Proxy Statement except for any information superseded in the Proxy Statement.

                                  SUPPLEMENT A
                                (Proposal No. 1)

                             DATED NOVEMBER 3, 2000

                          (1) INVERSIONES MIRABEL, S.A.
                          (2) MENDOCINO BREWING COMPANY
                             (3) GOLDEN EAGLE TRUST

                          ----------------------------

                            SHARE PURCHASE AGREEMENT

                          -----------------------------


                                Baker & McKenzie
                              100 New Bridge Street
                                 London EC4V 6JA

                           Telephone: (020) 7919 1000
                              Fax: (020) 7919 1999
                                  Ref: BPA/SAR

                                    CONTENTS

Clauses                                                                    Pages
-------                                                                    -----

1.         Definitions and Interpretation.....................................3
2.         Sale of Sale Shares...............................................10
3.         Consideration.....................................................11
4.         Conditions........................................................12
5.         Completion........................................................13
6.         Restriction of Vendor.............................................17
7.         Warranties........................................................19
8.         Covenant in Respect of Tax........................................23
9.         Pensions..........................................................27
10.        Restriction on Announcements......................................27
11.        Pre-Completion Obligations........................................28
12.        Confidentiality of Information Received by the Vendor.............31
13.        Guarantee and Indemnity by Guarantor..............................32
14.        Costs.............................................................34
15.        General...........................................................34
16.        Notices...........................................................36
17.        Governing Law and Submission to Jurisdiction......................38

SCHEDULE 1
           The Vendor........................................................39
SCHEDULE 2
           Details of the Company............................................40
SCHEDULE 3
           The Subsidiary....................................................42
SCHEDULE 4
           The Property......................................................43
SCHEDULE 5
           Warranties........................................................44
SCHEDULE 6
           [NOT USED]........................................................81
SCHEDULE 7
           Software..........................................................82
SCHEDULE 8
           Vendor's Protection...............................................83

DATE:                  2000

PARTIES:

(1) INVERSIONES MIRABEL, S.A. a company incorporated in Panama whose registered office is at Hong Kong Bank Building, 6th Floor, Samuel Lewis Avenue, P.O. Box 6-4298, El Dorado, Panama City (the "Vendor") as set out in Schedule 1.

(2)      MENDOCINO  BREWING  COMPANY  a  company  incorporated  in the  State of
         California  whose  registered   office  is  at  3  Harbor  Drive  #115,
         Sausalito, CA 94965 (the "Purchaser").

(3) GOLDEN EAGLE TRUST a discretionary trust created on 12 October 1982 whose registered office address is c/o CAS Nominess Limited, Celtic House, Victoria Street, Douglas, Isle of Man (the "Guarantor").

RECITALS:

(A) The Vendor is the registered holder and beneficial owner of all of the issued shares in the capital of United Breweries International (UK) Limited ("the Company"). Particulars of the Company are set out in
         Schedule 2.

(B) The Vendor wishes to sell and the Purchaser wishes to purchase the said shares on the terms and conditions set out in this Agreement.

(C) The Guarantor has agreed to guarantee the performance of the obligations of the Vendor hereunder.

TERMS AGREED:

1.       Definitions and Interpretation

1.1 In this Agreement where the context so admits the following words and expressions shall have the following meanings:

         "Accounting Date"                 31 December 1999;

         "Accounts"                        the audited  financial  statements of
                                           the Company and of the Subsidiary for
                                           the accounting reference period which
                                           ended on the  Accounting  Date  (each
                                           such financial statement comprising a
                                           balance   sheet,   profit   and  loss
                                           account,  cash flow statement,  notes
                                           and directors' and auditors'  report)
                                           copies  of which are  annexed  to the
                                           Disclosure Letter;

         "Beer" all existing brands of beer distributed by the Company and/or the Subsidiary as at the Completion Date;

         "CAA"                             the Capital Allowances Act 1990;

         "Company"                         United Breweries  International  (UK)
                                           Limited  details of which are set out
                                           in Schedule 2;

         "Companies Acts"                  the   Companies   Act  1985  and  the
                                           Companies  Act  1989  and the  former
                                           Companies  Acts within the meaning of
                                           Section  735(1)(c)  of the  Companies
                                           Act 1985;

         "Completion"                      completion  of the sale and  purchase
                                           of the Sale  Shares as  specified  in
                                           clause 5;

         "Completion Date"                 the fifth  business day after the day
                                           upon which the last of the Conditions
                                           is satisfied or waived (or such later
                                           date as the parties may agree);

         "Conditions"                      the  conditions  specified  in clause
                                           4.1;

         "Confidential Information"        know-how,  trade  secrets  and  other
                                           information of a
                                           confidential nature,  wherever in the
                                           world protectable;

         "Consideration Shares"            5,500,000  shares of common  stock in
                                           the capital of the Purchaser;

         "Directors"                       the persons  listed as  directors  of
                                           the Company in Schedule 2;

         "Disclosure Letter"               the letter of  today's  date from the
                                           Vendor  to  the   Purchaser   in  the
                                           approved terms;

         "Employment Law"                  all  and  any   laws,   common   law,
                                           statutes,                 directives,
                                           recommendations,         regulations,
                                           notices, codes of practice,  guidance
                                           notes, judgements, decrees or orders,
                                           whether of the European  Community or
                                           the United  Kingdom,  relating  to or
                                           connected   with  the  employment  of
                                           employees and their health and safety
                                           at work;

         "Environment"                     all or any  of the  following  media,
                                           namely,  the air, water and land; and
                                           the  medium of air  includes  the air
                                           within  buildings  and the air within
                                           other natural or man-made  structures
                                           above or below ground;

         "Environmental Law"               all  and  any   laws,   common   law,
                                           statutes,  directives,   regulations,
                                           notices,  standards  having  force of
                                           law,  codes  of  practice,   guidance
                                           notes, by-laws,  judgements,  decrees
                                           or  orders  whether  of the  European
                                           Community  or the  United  Kingdom or
                                           any  other   relevant   jurisdiction,
                                           relating   to  (1)   the   pollution,
                                           contamination  or  protection  of the
                                           Environment   or  (2)  the   storage,
                                           labelling,     handling,     release,
                                           treatment,  manufacture,  processing,
                                           deposit,  transportation  or disposal
                                           of  Hazardous  Substances  or (3) the
                                           responsibility  or duty  of care  for
                                           waste;

         "Environmental Licence"           any permit,  licence,  authorisation,
                                           consent or other  approval,  that may
                                           be required by any Environmental Law;

         "Environmental Registration"      any registration that may be required
                                           by any Environmental Law;

         "Exchange Act"                    the United States Securities Exchange
                                           Act of 1934, as amended;

         "Former Property"                 all land and premises previously used
                                           by the Company or the  Subsidiary  or
                                           under the past ownership,  occupation
                                           or  control  of  the  Company  or the
                                           Subsidiary   and  shall  exclude  the
                                           Property;

         "Hazardous Substances"            all     substances     of    whatever
                                           description which may cause or have a
                                           harmful effect on the  Environment or
                                           the health of man or any other living
                                           organism      including,      without
                                           limitation,  all  poisonous,   toxic,
                                           noxious,   dangerous   and  offensive
                                           substances;

         "IHTA"                            the Inheritance Tax Act 1984;

         "Intellectual Property"           includes  Confidential   Information,
                                           patents,      registered     designs,
                                           copyrights,   rights  in   databases,
                                           design  rights,   topography  rights,
                                           trade    marks,    business    names,
                                           registrations  of and applications to
                                           register any of the aforesaid  items,
                                           rights  in the  nature  of any of the
                                           aforesaid   items  in  any   country,
                                           rights   in  the   nature  of  unfair
                                           competition  rights and rights to sue
                                           for   passing   off,   in  each  case
                                           wherever in the world enforceable;

         "Management Accounts"             the financial statements unaudited of
                                           the  Company and the  Subsidiary  for
                                           the  period  ending  on  and as at 30
                                           September  2000 (each such  financial
                                           statement to include a balance sheet,
                                           a profit and loss account,  cash flow
                                           statement and notes);

         "participating interest"          the  meaning  defined in section  260
                                           Companies Act 1985;

         "Pension Scheme"                  the  United  Breweries  International
                                           (UK) Limited Pension Plan;

         "Planning Acts"                   the Town  and  Country  Planning  Act
                                           1990, the Planning (Listed  Buildings
                                           and Conservation Areas) Act 1990, the
                                           Planning  (Hazardous  Substances) Act
                                           1990,  the  Planning   (Consequential
                                           Provisions) Act 1990 and the Planning
                                           and  Compensation  Act  1991  and the
                                           Rules,  Regulations  and Orders  made
                                           under  them or  continued  by them as
                                           they apply from time to time;

         "Property"                        the    leasehold    property    short
                                           particulars  of which  are set out in
                                           Schedule 4;

         "Proposed Environmental Laws"     any    proposed    laws,    statutes,
                                           directives,   regulations,   notices,
                                           standards,    codes   of    practice,
                                           guidance notes,  by-laws,  decrees or
                                           orders   whether   of  the   European
                                           Community  or the  United  Kingdom or
                                           any other relevant jurisdiction which
                                           have been  published on or before the
                                           date  hereof and which  relate to (1)
                                           the   pollution,   contamination   or
                                           protection of the  Environment or (2)
                                           the  storage,  labelling,   handling,
                                           release,   treatment,    manufacture,
                                           processing,  deposit,  transportation
                                           or disposal of  Hazardous  Substances
                                           or (3) the  responsibility or duty of
                                           care for waste;

         "Proxy Statement"                 the   statement   required   by  Rule
                                           14a-3(a)  issued  under the  Exchange
                                           Act of 1934;

         "Purchaser's Accountants"         Moss Adams LP;

         "Purchaser's Solicitors"          Baker &  McKenzie  of 100 New  Bridge
                                           Street, London EC4V 6JA;

         "Retirement Benefits Scheme"      a retirement  benefits  scheme within
                                           the  meaning  given  to that  term in
                                           Section 611 of the Taxes Act;

         "Sale Shares"                     the   100,000   ordinary   shares  of
                                           (pound)1  each in the  capital of the
                                           Company,   being  the  entire  issued
                                           share capital of the Company;

         "SEC"                             the  United  States   Securities  and
                                           Exchange Commission;

         "Subsidiary"                      the  subsidiary  undertaking  of  the
                                           Company  which is listed in  Schedule
                                           3;

         "subsidiary undertaking"          the  meaning  given  to that  term in
                                           section 258 Companies Act 1985;

         "Tax" all forms of taxation, withholdings, duties, imposts, levies, social security contributions and rates imposed by any local, municipal, governmental, state, federal, or other body in the United Kingdom or elsewhere and any interest, penalty, surcharge or fine in connection therewith;

         "Taxes Act"                       the Income and Corporation  Taxes Act
                                           1988;

         "TCGA"                            the Taxation of Chargeable  Gains Act
                                           1992;

         "Vendor's Solicitors"             Butcher Burns of Beaumont  House,  47
                                           Mount Pleasant, London WC1X 0AE;

         "Warranties"                      the  representations,  warranties and
                                           undertakings contained or referred to
                                           in clause 7 and Schedule 5.

1.2 Save where the context otherwise requires words and phrases the definitions of which are contained or referred to in Part XXVI of the Companies Act 1985 shall be construed as having the meaning thereby attributed to them.

1.3 Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to sections of consolidating legislation shall wherever necessary or appropriate in the context be construed as including references to the sections of the previous legislation from which the consolidating legislation has been prepared.

1.4 References in this Agreement to clauses and schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The recitals and schedules to this Agreement shall be deemed to form part of this Agreement.

1.5 Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.6 The expression "the Vendor" and the expression "the Purchaser" includes their respective successors and assigns and the expression "the Guarantor" includes its successors.

1.7 References to "persons" shall include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

1.8 References to writing shall include any methods of reproducing words in a legible and non-transitory form.

1.9 The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.10 All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

1.11 A document expressed to be "in the approved terms" means a document the terms of which have been approved by or on behalf of the parties to this Agreement and a copy of which has been signed for the purposes of identification by or on behalf of those parties.

2.       Sale of Sale Shares

2.1 Subject to the terms of this Agreement, the Vendor shall sell with full title guarantee and the Purchaser shall purchase, free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, including all rights to any dividend or other distribution declared, made or paid after the date of this Agreement, the number of Sale Shares set opposite its name in column 2 of Schedule 1.

2.2 The Vendor hereby waives and agrees to procure the waiver of any restrictions on transfer (including pre-emption rights) which may exist in relation to the Sale Shares, whether under the articles of association of the Company or otherwise.

2.3 The Vendor shall have the right to nominate David Townshend (for the purposes of this clause 2.3, the "Nominee") for election to the board of directors of the Purchaser and for this purpose:

2.3.1 the Vendor shall, within 7 days of the date of this Agreement, provide the Purchaser with written notice of the Nominee's proposed election to the board of directors of the Purchaser; and

2.3.2 the Purchaser shall, within 7 days of receipt of such notice, incorporate into the Proxy Statement proposals to:

2.3.2.1 increase the number of directors permitted on the board of directors of the Purchaser by one (1); and

2.3.2.2           elect the Nominee to the board of directors of the Purchaser.

         The parties hereto acknowledge and agree that a failure by the Purchaser to obtain shareholder approval for the proposals under clause
         2.3.2.1 and/or clause 2.3.2.2 above shall not in any way constitute a breach or default by the Purchaser of this Agreement or a failure of a condition to the respective rights and obligations of the parties under this Agreement.

3.       Consideration

         The total consideration payable for the Sale Shares shall be the issue and allotment by the Purchaser to the Vendor of the Consideration Shares credited as fully paid.

         Vendor hereby acknowledges that the Consideration Shares to be delivered to Vendor pursuant to this Agreement will not be registered under the United States securities laws, and may not be sold or transferred except in accordance with such United States securities laws. Each of the certificates evidencing the Consideration Shares shall bear a restrictive legend to that effect, and a stop order shall be placed against the sale or transfer of such Consideration Shares.

4.       Conditions

4.1      The sale and purchase of the Sale Shares is conditional upon:

4.1.1 the Warranties remaining true and accurate and not misleading at Completion as if repeated at Completion and at all times between the date of this Agreement and Completion;

4.1.2 the Vendor having complied fully with the obligations specified in clauses 11.1, 11.2, 11.3, 11.4 and 11.5;

4.1.3          the Purchaser having obtained:

4.1.3.1 approval by the Board of Directors of the Purchaser of the Agreement and the transactions contemplated therein;

4.1.3.2 approval by the SEC of the Proxy Statement filed by the Purchaser with respect to the transactions contemplated in the Agreement, in accordance with the Exchange Act;

4.1.3.3 approval by the shareholders of the Purchaser of the Agreement and the transactions contemplated in the Agreement, in accordance with applicable law, and Purchaser's articles of incorporation and by-laws;

4.1.3.4 a "fairness opinion" in a form satisfactory to the Special Committee of the Purchaser's Board of Directors from Sage Capital LLC; and

4.1.3.5 notices electing to exercise dissenters rights from the holders of no more than 123,457 shares of the Purchaser's common stock.

4.2      The Purchaser may waive all or any of the  conditions in clauses 4.1.1,
         4.1.2 and 4.1.3 at any time by notice in writing to the Vendor's Solicitors.

4.3 Each party to this agreement shall use its reasonable endeavours to procure the fulfilment of the Conditions for which that party is responsible on or before the Completion Date and in particular the Purchaser shall use its reasonable endeavours to obtain the approval and opinion referred to in clause 4.1.3 above as soon as reasonably practical after the date hereof.

4.4 In the event that any of Conditions shall not have been fulfilled (or waived pursuant to clause 4.2) prior to 31 January 2001 then the Purchaser shall not be bound to proceed with the purchase of the Sale Shares and this Agreement shall cease to be of any effect except clauses 1, 10, 12, 13, 14, 15.1 to 15.5, 16 and 17 which shall remain in force and save in respect of claims arising out of any antecedent breach of this Agreement.

5.       Completion

5.1 Subject to the provisions of clause 4, Completion shall take place on the Completion Date at the offices of the Purchaser's Solicitors when all (but not some only) of the events described in this clause 5 shall occur.

5.2      At Completion, the Vendor shall:

5.2.1          deliver to the Purchaser:

5.2.1.1 duly executed transfers of all of the Sale Shares in favour of the Purchaser together with the relevant share certificates;

5.2.1.2 transfers in favour of the Company (or its nominees) of such shares in the Subsidiary as are registered in the names of nominee holders, together with the relative share certificates;

5.2.1.3 such waivers or consents as the Purchaser may require to enable the Purchaser to be registered as holders of any of the Sale Shares;

5.2.1.4 all the statutory and other books (duly written up to date) of the Company and the Subsidiary and their respective certificates of incorporation, common seals and any other papers and documents of the Company or the Subsidiary in its possession;

5.2.1.5 written confirmation that the Vendor or Directors are not aware of any matter or thing which is a breach of or inconsistent with any of the Warranties;

5.2.1.6 certified copies of any powers of attorney under which any of the documents referred to in this clause 5.2 is executed or evidence satisfactory to the Purchaser of the authority of any person signing on the Vendor's behalf;

5.2.1.7 the duly executed power of attorney in respect of the Sale Shares which is referred to in clause 15.8;

5.2.1.8 letters of resignation in the approved terms from each of the Directors and the secretary of the Company and the directors and secretary of the Subsidiary, such resignations to take effect from close of the meeting of the Board referred to in clause 5.2.4 below;

5.2.1.9 a duly executed release under seal, in the approved terms, releasing the Company and the Subsidiary from any liability whatsoever (whether actual or contingent) which may be owing to the Vendor by the Company or the Subsidiary at Completion;

5.2.1.10 a certified copy of the resolution of the board of CAS Nominees Limited as trustees of the Guarantor, authorising the Guarantor to act as guarantor of the obligations of the Vendor under this Agreement;

5.2.2 pay all monies (if any) then owing by it to the Company or to the Subsidiary, whether due for payment or not;

5.2.3 assume responsibility for the guarantee given by the Company in respect of the lease dated 11 July 1990 between Benchmark Shopfitting Limited, UB (Soyco) Limited and the Company (for the purposes of this clause 5.2.3 and clause 7.13, the lease and the guarantee being referred to as the "Guaranteed Lease"). For the avoidance of doubt, by virtue of this clause 5.2.3 the Vendor shall assume full responsibility to defend, settle and discharge any claim or liability, whether by litigation, negotiation or otherwise arising by virtue of the Guaranteed Lease and the Purchaser's sole involvement with such claim or liability will be to tender the handling of such claim or liability to the Vendor;

5.2.4 cause the Directors to hold a meeting of the Board of the Company at which the Directors shall pass resolutions in the approved terms (inter alia) to:

5.2.4.1 approve the registration of the Purchaser as members of the Company subject only to the production of duly stamped and completed transfers in respect of the Sale Shares;

5.2.4.2           appoint  such  persons  as  the   Purchaser  may  nominate  as
                  directors and secretary of the Company;

5.2.4.3 revoke all authorities to the bankers of the Company relating to bank accounts and to give authority to such persons as the Purchaser may nominate to operate the same; and

5.3      At Completion, the Purchaser shall:

5.3.1 allot the Consideration Shares to the Vendor, credited as fully paid, and deliver to the Vendor a duly executed share certificate in the name of the Vendor in respect of the Consideration Shares;

5.3.2 deliver to the Vendor's Solicitors certified copies of any powers of attorney under which any of the documents referred to in this clause 5.3 is executed or other evidence satisfactory to the Vendor's Solicitors of the authority of the person signing on the Purchaser's behalf; and

5.3.3 deliver to the Vendor's Solicitors certified copies of the approvals referred to in clause 4.1.3 above.

5.3.4 deliver to the Vendor a letter confirming that the Vendor will not be liable for any claim against, or liability incurred by the Company and/or the Subsidiary, which arises from or is attributable to an act, omission, event, transaction or occurrence that takes place after Completion. For the avoidance of doubt, such letter shall also confirm that the Vendor will be liable for claims asserted against the Company and/or the Subsidiary, and for liabilities incurred by the Company and/or the Subsidiary which are attributable to any breach of the Warranties, whether such claims are asserted before or after the Completion Date.

5.4 Without prejudice to any other remedies available to the Purchaser, if in any respect the provisions of clause 5 are not complied with by the Vendor on the Completion Date the Purchaser may:

5.4.1 defer Completion to a date not more than 28 days after the Completion Date (and so that the provisions of this clause 5.4 shall apply to Completion as so deferred); or

5.4.2 proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

5.4.3          rescind this Agreement.

6.       Restriction of Vendor

6.1 The Vendor undertakes with the Purchaser (for itself and as trustee for the Company) that, except with the consent in writing of the Purchaser and subject to the provisions of clause 6.3:

6.1.1 for the period of two years after Completion it will not within any country in which the Company or the Subsidiary has carried on business during the year preceding Completion either on its own account or in conjunction with or on behalf of any person, firm or company carry on or be engaged, concerned or interested, directly or indirectly, whether as shareholder, director, employee, partner, agent or otherwise in carrying on any business which competes with the business carried on by the Company or the Subsidiary at Completion and in particular (but without limitation) the business of brewing, marketing, selling and distributing Beer (other than as a holder of shares in a company carrying on such a business where the shareholding is for investment purposes only and does not confer any control over the business in question);

6.1.2 for the period of two years after Completion it will not either on its own account or in conjunction with or on behalf of any other person, firm or company solicit or entice away or attempt to solicit or entice away from the Company or the Subsidiary the custom of any person, firm, company or organisation who shall at any time within the year preceding Completion have been a customer, identified prospective customer, representative, agent, or correspondent of the Company or the Subsidiary or in the habit of dealing with the Company or the Subsidiary or enter into any contract for sale and purchase or accept business from any such person, firm, company or organisation in a business area in which the Company or the Subsidiary competes as at the Completion Date;

6.1.3 for the period of two years after Completion it will not either on its own account or in conjunction with or on behalf of any other person, firm or company employ, engage, solicit, entice away or attempt to employ, engage, solicit or entice away from the Company or the Subsidiary any person employed in a managerial, supervisory, technical or sales capacity by, or engaged as a consultant to the Company or the Subsidiary at Completion or at any time during the period of six months immediately preceding Completion (whether or not such person would commit a breach of contract by reason of leaving such employment or engagement);

6.1.4 it will not at any time hereafter make use of or disclose or divulge to any person (other than to officers or employees of the Company or of the Subsidiary whose province it is to know the same) any Confidential Information (other than any information properly available to the public or disclosed or divulged pursuant to an order of a court of competent jurisdiction) relating to the Company or the Subsidiary, the identity of its customers and suppliers, its products, finance, contractual arrangements, business or methods of business and shall use its best endeavours to prevent the publication or disclosure of any such information by any person, firm or company with which it is connected;

6.1.5 if, in connection with the business or affairs of the Company or the Subsidiary, it shall have obtained Confidential Information belonging to any third party under an agreement purporting to bind the Company or the Subsidiary which contained restrictions on disclosure it will not without the previous written consent of the Board of Directors of the Purchaser at any time infringe such restrictions;

6.1.6 it will not at any time after the Completion Date in relation to any trade, business or company use a name or trade mark including the word "Kingfisher" or any word confusingly similar thereto in connection with a business of brewing or trading lager beer or a business substantially similar to such brewing or trading business carried out by the Company and/or the Subsidiary at Completion in such a way as to be capable of or likely to be confused with the name or any trade mark owned by or licensed to the Company or the Subsidiary.

         Except that nothing in this clause 6 shall preclude the Vendor either on its own account or in conjunction with or on behalf of any person, firm or company from directly or indirectly carrying on business to supply, manufacture, package, market and distribute Kingfisher lager beer or other Kingfisher products to importers and customers in territories outside the European Union, the United States of America and Canada and any other territories other than those referred to in the distribution agreement dated 9 October 1998 between UBSN Limited and the Company.

6.2 The Vendor shall procure that all companies and businesses directly or indirectly owned or controlled by it shall be bound by and observe the provisions of this clause 6 as if they were parties covenanting with the Purchaser in the same terms.

6.3 While the restrictions contained in this clause 6 are considered by the parties to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Purchaser but would be valid if part of the wording thereof were deleted or the periods thereof reduced or the range of activities or area dealt with thereby reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

7.       Warranties

7.1 The Vendor represents, warrants and undertakes to and with the Purchaser that each of the statements set out in Schedule 5 is now and will at Completion be true and accurate.

7.2 The Warranties (other than Warranties 4.1 and 4.2 in respect of which no qualification is accepted) are given subject to matters fully, fairly and specifically disclosed in the Disclosure Letter but no other information relating to the Company or the Subsidiary of which the Purchaser has knowledge (actual or constructive) and no investigation by or on behalf of the Purchaser shall prejudice any claim made by the Purchaser under the Warranties or operate to reduce any amount recoverable, and liability in respect thereof shall not be confined to breaches discovered before Completion. No letter, document or other communication shall be deemed to constitute a disclosure for the purposes of this Agreement unless the same is accepted as such by the Purchaser and is expressly referred to in the Disclosure Letter.

7.3 The Vendor acknowledges that the Purchaser has entered into this Agreement in reliance upon the Warranties and has been induced by them to enter into this Agreement.

7.4 Without restricting the rights of the Purchaser or otherwise affecting the ability of the Purchaser to claim damages on any other basis available to it, in the event that any of the Warranties is broken or (as the case may be) proves to be untrue or misleading, the Vendor shall, on demand, pay (in a full indemnity basis) to the Purchaser or, at the Purchaser's direction, the Company or the Subsidiary:

7.4.1 the amount necessary to put the Company and the Subsidiary into the position which would have existed if the Warranties had not been broken or (as the case may be) had been true and not misleading; and

7.4.2 all costs and expenses incurred by the Purchaser, the Company and the Subsidiary as a result of such breach and any costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser claims that any of the Warranties has been broken or is untrue or misleading and in which judgement is given for the Purchaser or (ii) the enforcement of any settlement of, or judgement in respect of, such claim.

7.5 Each of the Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement.

7.6 Where any statement in the Warranties is qualified by the expression "so far as the Vendor is aware" or "to the best of the Vendor's knowledge and belief" or any similar expression, that statement shall be deemed to include an additional statement that it has been made after due and careful enquiry of David Townshend in respect of Subsidiary and Gul Lodhi in respect of the Company.

7.7 The Vendor hereby agrees with the Purchaser (for itself and as trustee for the Company and the Subsidiary) to waive any rights which it may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by the Company or the Subsidiary or its officers, employees or advisers in connection with the giving of the Warranties and the preparation of the Disclosure Letter save for any rights of the Vendor in respect of fraud.

7.8 The Vendor shall procure that (save only as may be necessary to give effect to this Agreement) neither it nor the Company or the Subsidiary shall do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at Completion or which would make any of the Warranties inaccurate or misleading if they were so given.

7.9 The Vendor hereby agrees to disclose promptly to the Purchaser in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement and before Completion which:

7.9.1 constitutes a breach of or is inconsistent with any of the Warranties; or

7.9.2 has, or in the reasonable opinion of the Vendor is likely to have, an adverse effect on the financial position or prospects of the Company or the Subsidiary.

7.10 In the event of its becoming apparent on or before Completion that the Vendor is in breach of any of the Warranties or any other term of this Agreement the Purchaser may (without any liability on its part) rescind this Agreement by notice in writing to the Vendor's Solicitors.

7.11 The Vendor shall give to the Purchaser and its solicitors and accountants both before and after Completion all such information and documentation relating to the Company and the Subsidiary as the Purchaser shall reasonably require to enable it to satisfy itself as to the accuracy and due of observance of the Warranties.

7.12     The liabilities of the Vendor under the Warranties:

7.12.1 shall save in relation to paragraph 3 of Schedule 5 (the "Tax Warranties") cease after the second anniversary of the Completion Date except in respect of matters which have been the subject of a bona fide written claim made before such date by the Purchaser or the Purchaser's Solicitors to the Vendor or the Vendor's Solicitors;

7.12.2 shall in relation to the Tax Warranties and for the avoidance of doubt clause 8 being the Covenant in respect of Tax cease after the seventh anniversary of the Completion Date except in respect of matters which have been the subject of a bona fide written claim made before such date by the Purchaser or the Purchaser's Solicitors to the Vendor or the Vendor's Solicitors;

7.13 The Vendor agrees with the Purchaser (for itself and in trust for each member of the Purchaser's group, the Company and the Subsidiary) that it will indemnify and keep indemnified the Purchaser for the benefit of the Purchaser and in trust for each member of the Purchaser's group, the Company and the Subsidiary from and against any claims, costs, expenses, damages, losses of whatsoever nature (whether direct, indirect, consequential or loss of profit) arising suffered or incurred by any of them in relation to the Company's guarantee of the Guaranteed Lease.

7.14 If any sum payable by the Vendor under this clause 7 shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

7.15 The Vendor undertakes to indemnify the Purchaser or, at the Purchasers direction the Company or the Subsidiary, against any loss suffered by any or all of them as a result of the failure of the Company and the Subsidiary to be registered under the Data Protection Act 1998.

7.16 For the avoidance of doubt the terms of Schedule 8 to this Agreement shall limit the liability of the Vendor hereunder.

8.       Covenant in Respect of Tax

8.1      In this clause unless the context otherwise requires:

8.1.1 "event" includes (without limitation) any omission, event, action or transaction whether or not the Company or the
                  Subsidiary is a party thereto, the death of any person, a change in the residence of any person for any Tax purpose, a failure to make sufficient dividend payments to avoid an apportionment or deemed distribution of income and the entering into and completion of this Agreement and references to the result of events on or before the Completion Date shall include the combined result of two or more events one or more of which shall have taken place on or before the Completion Date;

8.1.2 "relief" includes (without limitation) any relief, allowance, credit, set off, deduction or exemption for any Tax purpose;

8.1.3 reference to income or profits or gains earned, accrued or received shall include income or profits or gains deemed to have been or treated as or regarded as earned, accrued or received for the purposes of any legislation;

8.1.4 reference to any Tax liability shall include not only any liability to make actual payments of or in respect of Tax but shall also include:

8.1.4.1 the loss or reduction in the amount, or the setting off against income, profits or gains, or against any Tax liability for which no provision has been made in preparing the Accounts, of any relief which would (were it not for the said loss, reduction or setting off) have been available to the Company or the Subsidiary and which has been taken into account in computing (and so eliminating or reducing) any provision for deferred Tax which appears (or which but for such relief would have appeared) in the Accounts;

8.1.4.2 the loss or reduction in the amount of, or the setting off against any Tax liability for which no provision has been made in preparing the Accounts, of a right to repayment of Tax which has been treated as an asset of the Company or the Subsidiary in preparing the Accounts; and

8.1.4.3 the loss or reduction in the amount of, or the setting off against income, profits or gains earned, accrued or received on or before Completion, or against any Tax liability of any relief which is not available before Completion but which arises in respect of an event occurring after Completion in circumstances where, but for such loss, reduction or setting off, the Company or the Subsidiary would have had a Tax liability in respect of which the Purchaser would have been able to make a claim under this clause 8;

                  and in such a case the amount of Tax which could otherwise be saved or relieved, by the relief so lost, reduced or set off (calculated by reference to the rates of Tax in force at the date of this Agreement) or the amount of repayment which would otherwise have been obtained shall be treated as the amount of a Tax liability which has arisen;

8.1.5 reference to a payment in respect of Tax includes (without limitation) a payment for the surrender of losses or other amounts by way of group relief (within the meaning of Section 402 of the Taxes Act) or for the surrender of advance corporation tax or for the transfer of any other relief, a repayment of any such payment and a payment by way of reimbursement, recharge, indemnity or damages.

8.2 Subject as hereinafter provided, the Vendor hereby covenants with and undertake to pay to the Purchaser (for itself and as trustee for its successors in title) a sum equal to the amount of:

8.2.1 any Tax liability of the Company or the Subsidiary resulting from or by reference to any income, profits or gains earned accrued or received on or before the Completion Date or any event on or before the Completion Date whether alone or in conjunction with other circumstances and whether or not such Tax is chargeable against or attributable to any other person; and

8.2.2 any Tax liability of the Company or the Subsidiary that arises after Completion as a result of an act, omission or transaction by a person other than the Company or the Subsidiary and which liability to Tax falls upon the Company or the Subsidiary as a result of its having been in the same group for Tax purposes as that person at any time before Completion; and

8.2.3 all costs and expenses which are incurred by the Purchaser or the Subsidiary in connection with any of the matters referred to in this clause 8 or in taking or defending any action under the covenants contained in this clause 8 (including, without prejudice to the generality of the foregoing, all legal and other professional fees and disbursements).

8.3      The covenants contained in clause 8 do not apply to any liability:

8.3.1 to the extent that provision or reserve in respect thereof has been made in the Accounts or to the extent that payment or discharge of such liability has been taken into account therein;

8.3.2 in respect of which provision or reserve has been made in the Accounts which is insufficient only by reason of any increase in rates of Tax made after the Completion Date with retrospective effect.

8.4 If the Purchaser shall become aware of any assessment, notice, demand or other document issued or action taken by or on behalf of any person, authority or body from which it appears that the Company or the Subsidiary has or may have a liability in respect of which a claim could be made under this clause, it shall give written notice thereof to the Vendor and shall (if the Vendor shall indemnify and secure the Purchaser and the Company and the Subsidiary as applicable to the Purchaser's reasonable satisfaction against any liabilities, costs, damages or expenses which may be incurred thereby) take such action and procure that the Company and/or the Subsidiary shall take such action as the Vendor may reasonably request to dispute, resist or compromise the liability; provided that neither the Company nor the Subsidiary nor the Purchaser shall be required to take any such action unless the Vendor shall have produced to them the opinion of leading Counsel practising in the relevant area of law that such action is reasonable and provided also that neither the Company and/or the Subsidiary nor the Purchaser shall in any event be required to take any steps which would require any admission of guilt or liability relating to matters connected with the claim in question or which would affect the future conduct of the business of the Purchaser or the Company or the Subsidiary or any subsidiaries of the Purchaser or affect the rights or reputations of any of them.

8.5      The due date for the making of payments under this clause 8 shall be:

8.5.1 where the payment relates to a liability of the Company or the Subsidiary to make an actual payment of or in respect of Tax, the date which is seven days before the date on which such actual payment is due to be made to the relevant authority;

8.5.2             where the payment  relates to a matter  falling  within clause
                  8.1.4.1 or 8.1.4.3, the date falling seven days after the Vendor has been notified by the Purchaser that the auditors for the time being of the Company or the Subsidiary have certified at the request of the Purchaser, the Company or the Subsidiary that the Vendor has a liability for a determinable amount under clause 8.2; and

8.5.3             where the payment  relates to a matter  falling  within clause
                  8.1.4.2 the date on which the repayment of Tax would otherwise have been due to be made; and

8.5.4 in the case of costs and expenses within clause 8.2.4 the date on which such costs and expenses are incurred.

8.6 If any payment due to be made by the Vendor under this clause is not made on the due date for payment thereof the same shall carry interest from such due date of payment until actual payment at the rate of 4 per cent above the Base Rate from time to time of National Westminster Bank PLC, compounded on the last days of March, June, September and December in each year.

8.7 If any sum payable by the Vendor under this clause 8 (other than interest under clause 8.6) shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

8.8 The Vendor shall give all such assistance and provide such information as the Purchaser shall reasonably request from time to time for the purpose of enabling the Purchaser or the Subsidiary to make returns and provide information as required to any Tax authority and to negotiate any liability to Tax.

9.       Pensions

The Company operates the Pension Scheme in respect of the Directors and employees of the Company and the Subsidiary.

10.      Restriction on Announcements

Each of the parties to this Agreement undertakes that whether before or after Completion it will not (save as required by law or by any securities exchange or any supervisory or regulatory body to whose rules any party to this Agreement is subject in which case, if practicable, the announcements will be circulated to the other party prior to disclosure) make any announcement in connection with this Agreement unless the other parties shall have given their respective consents to such announcement (which consents may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

11.      Pre-Completion Obligations

11.1 As from the date of this Agreement, the Vendor shall give and shall procure that the Purchaser and/or any persons authorised by it will be given such access to the premises and all books, title deeds, records and accounts of the Company and the Subsidiary as the Purchaser may reasonably request and be permitted to take copies of any such books, deeds, records and accounts and that the Directors and employees of the Company and the Subsidiary shall be instructed to give promptly all such information and explanations to any such persons as aforesaid as may be requested by it or them.

11.2 The Vendor shall procure that, from the date of this Agreement until Completion, the Company shall not other than in the ordinary course of business, without the prior written consent of the Purchaser:

11.2.1 enter into or vary any contract nor assume any liability which is outside the ordinary or proper course of its business or which is long term, unusual or onerous;

11.2.2 enter into any single capital commitment in a sum in excess of(pound)75,000 (whether by way of purchase, lease, hire purchase or otherwise);

11.2.3 make any material change in the nature, scope or organisation of its business nor dispose of the whole of its undertaking or property or a substantial part thereof;

11.2.4 acquire or form any subsidiary nor acquire any shares in any company nor acquire the whole or any substantial part of the undertaking assets or business of any other company or any firm or person or enter into any joint venture or partnership with any other person;

11.2.5 make any loans or grant any credit (other than credit given in the normal course of trading and advances made to employees against expenses incurred by them on its behalf);

11.2.6 borrow any money (except borrowings from its bankers not exceeding (pound)75,000) or make any payments out of or drawings on its bank accounts (except payments in the ordinary course of business);

11.2.7            enter into any guarantee, indemnity or surety;


11.2.8 employ or engage, or make any offer of employment or engagement to, any senior employee or consultant on a salary or consultancy fee of (pound)35,000 or more a year or make any changes (whether immediate, conditional or prospective) in the terms of employment (including, without limitation, in the amount or basis of the emoluments or benefits) of any of its employees or in any arrangements with its consultants;

11.2.9 enter into any agreement, arrangement or understanding with any trade union, works council, staff association or other employee representative body in respect of any of the employees or directors of the Company;

11.2.10 acquire or dispose of or grant any option or right of preemption in respect of any material asset or any interest nor give nor receive any service otherwise than at market value;

11.2.11 acquire or dispose of any freehold or leasehold property or grant any lease or third party right in respect of the Property;

11.2.12 negotiate or agree any review of rent in respect of any lease of any of the Property;

11.2.13 enter into any leasing, hire purchase agreement or any agreement or arrangements for payment on deferred terms;

11.2.14 grant or enter into any licence, franchise or other agreement or arrangement concerning any part of its name, trading names or know-how;

11.2.15           declare, make or pay any dividend or distribution;

11.2.16           incur or pay any management charges;

11.2.17 permit any of its insurances to lapse or do anything which would make any policy of insurance void or voidable;

11.2.18           make any payments to the Vendor;

11.2.19           apply  for,   surrender  or  agree  any   variations   to  any
                  Environmental Licences;

11.2.20           agree, conditionally or otherwise, to do any of the foregoing.

11.3 As soon as reasonably practicable after the date of this Agreement, Purchaser shall prepare and file with the SEC the Proxy Statement in accordance with the requirements of the Exchange Act, pursuant to which the Purchaser solicits the proxies of the Purchaser's shareholders to approve the execution, delivery and performance of this Agreement and the transactions contemplated herein. Purchaser shall use its reasonable efforts to have the Proxy Statement approved by the SEC as promptly as possible after the filing thereof, and, as soon as reasonably practicable following receipt of such approval, Purchaser shall mail a copy of the Proxy Statement to each of its shareholders. Purchaser shall also use its reasonable efforts to obtain any and all permits and approvals required under applicable United States state securities or "blue sky" laws and regulations for the execution, delivery and performance of this Agreement, and the transactions contemplated herein, as soon as reasonably practicable after the date of this Agreement.

11.4 The Vendor undertakes that it will provide and cause the Company to provide, such information and any other assistance as the Purchaser may reasonably require in order to prepare and file the Proxy Statement.

11.5 The Vendor undertakes that none of the information supplied, or to be supplied, by the Vendor and/or the Company to the Purchaser for purposes of inclusion or incorporation by reference into the Proxy Statement, or any amendment or supplement thereto, will (i) at the date of filing of the Proxy Statement with the SEC; (ii) at the time of mailing of the Proxy Statement to the Purchaser's shareholders; or
         (iii) at the time of any meetings of the Purchaser's shareholders to be held to consider the transactions contemplated in this Agreement, contain any untrue statement of material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein not misleading, in light of the circumstances under which such statements were made.

         If, at any time prior to the Completion Date, any material event should occur, or Vendor should discover any material facts, relating to the Vendor, the Company, the Subsidiary, or any officer or director thereof, which should be set forth in a supplement to the Proxy Statement, the Vendor shall provide prompt written notice thereof to the Purchaser, and shall provide the Purchaser with (i) all relevant information pertaining to such event or facts; and (ii) all assistance reasonably requested by the Purchaser in connection with the preparation and filing of such supplement to the Proxy Statement.

12.      Confidentiality of Information Received by the Vendor

12.1 The Vendor undertakes with the Purchaser that it shall treat as strictly confidential all information received or obtained by it or its employees, agents or advisers as a result of entering into or performing this Agreement including information relating to the provisions of this Agreement, the negotiations leading up to this Agreement, the subject matter of this Agreement and the business or affairs of the Purchaser or any member of the Purchaser's group and subject to the provisions of clause 12.3 that it will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use its reasonable endeavours to prevent the publication or disclosure of any such information.

12.2 The Purchaser undertakes with the Vendor that it shall treat as strictly confidential all information received or obtained by it or its employees, agents or advisers relating to the business or affairs of the Vendor and the terms of this Agreement and subject to the provisions of clause 12.3 that it will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use its best endeavours to prevent the publication or disclosure of such information and in the event that this Agreement is rescinded the Purchaser shall forthwith deliver to the Vendor and procure the delivery by its advisors of all documents, records and copies thereof containing Confidential Information in respect of the Company and/or Subsidiary and/or its business.

12.3 The restrictions contained in clauses 12.1 and 12.2 shall not apply so as to prevent any party from making any disclosure required by law or by any securities exchange or supervisory or regulatory or governmental body pursuant to rules to which such party is subject or from making any disclosure to any professional adviser for the purposes of obtaining advice (provided always that the provisions of this clause 12 shall apply to and the relevant party shall procure that they apply to and are observed in relation to, the use or disclosure by such professional adviser of the information provided to him) nor shall the restrictions apply in respect of any information which comes into the public domain otherwise than by a breach of this clause 12 by any party.

13.      Guarantee and Indemnity by Guarantor

13.1 In consideration of the Purchaser entering into this Agreement the Guarantor hereby unconditionally and irrevocably guarantees to the Purchaser the due and punctual performance and observance by the Vendor of the Warranties and indemnities and covenants under or pursuant to this Agreement and agrees to indemnify the Purchaser against all losses, damages, costs and expenses (including legal costs and expenses) which the Purchaser may suffer through or arising from any breach by the Vendor of such obligations, commitments, warranties, undertakings, indemnities or covenants. The liability of the Guarantor as aforesaid shall not be released or diminished by any arrangements or alterations of terms (whether of this Agreement or otherwise) or any forbearance, neglect or delay in seeking performance of the obligations hereby imposed or any granting of time for such performance.

13.2 If and whenever the Vendor defaults for any reason whatsoever in the performance of any obligation or liability undertaken or expressed to be undertaken by it under or pursuant to this Agreement, the Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the obligation or liability in regard to which such default has been made in the manner prescribed by this Agreement (as the case may be) and so that the same benefits shall be conferred on the Purchaser, the Company or the Subsidiary as it would have received if such obligation or liability had been duly performed and satisfied by the Vendor. The
         Guarantor hereby waives any rights which it may have to require the Purchaser to proceed first against or claim payment from the Vendor to the intent that as between the Purchaser and the Guarantor the latter shall be liable as principal debtor as if it had entered into all undertakings, agreements and other obligations jointly and severally with the Vendor.

13.3 This guarantee and indemnity is to be a continuing security to the Purchaser for the Warranties, indemnities and covenants on the part of the Vendor under or pursuant to this Agreement notwithstanding any settlement of account or other matter or thing whatsoever.

13.4 This guarantee and indemnity is in addition to and without prejudice to and not in substitution for any rights or security which the Purchaser may now or hereafter have or hold for the performance and observance of the obligations, commitments, undertakings, covenants, indemnities and warranties of the Vendor under or in connection with this Agreement.

13.5 In the event of the Guarantor having taken or taking any security from the Vendor in connection with this guarantee and indemnity, the Guarantor hereby undertakes to hold the same in trust for the Purchaser pending discharge in full of all the Guarantor's obligations under this Agreement. The Guarantor shall not, after any claim has been made pursuant to this clause 13, claim from the Vendor any sums which may be owing to it from the Vendor or have the benefit of any set-off or counter-claim or proof against or dividend, composition or payment by the Vendor until all sums owing to the Purchaser in respect hereof shall have been paid in full.

13.6 As a separate and independent stipulation, the Guarantor agrees that any obligation expressed to be undertaken by the Vendor under this Agreement (including, without limitation, any moneys expressed to be payable under this Agreement) which may not be enforceable against or recoverable from the Vendor by reason of any legal limitation, disability or incapacity of any of them or any other fact or circumstance shall nevertheless be enforceable against or recoverable from the Guarantor as though the same had been incurred by the Guarantor and the Guarantor were sole or principal obligor in respect thereof and shall be performed or paid by the Guarantor on demand.

14.      Costs

14.1 Each party to this Agreement shall pay its own costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made.

14.2 The Vendor confirms that no expense of whatever nature relating to the sale of the Sale Shares has been or is to be borne by the Company and/or the Subsidiary.

15.      General

15.1 This Agreement shall be binding upon and enure for the benefit of the estates, personal representatives or successors of the parties.

15.2 This Agreement (together with any documents referred to herein or executed contemporaneously by the parties in connection herewith)
         constitutes the whole agreement between the parties hereto and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the parties.

15.3 All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

15.4 If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

15.5 Any right of rescission conferred upon the Purchaser hereby shall be in addition to and without prejudice to all other rights and remedies available to it (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which the Purchaser may be entitled in respect of the breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by the Purchaser of any such other right or remedy. The Purchaser shall have no right to rescind this Agreement after Completion.

15.6 No failure of the Purchaser to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

15.7 Upon and after Completion the Vendor shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement and to place control of the Company and the Subsidiary in the hands of the Purchaser and pending the doing of such acts, deeds, documents and things the Vendor shall as from Completion hold the legal estate in the Sale Shares in trust for the Purchaser.

15.8 At the request of the Purchaser, the Vendor shall execute under seal a power of attorney in favour of the Purchaser or such person as may be nominated by the Purchaser generally in respect of the Sale Shares and in particular to enable the Purchaser (or its nominees) to attend and vote at General Meetings of the Company.

15.9 This Agreement may be executed in one or more counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

15.10 This Agreement may not be assigned by any party without the prior written consent of the other parties. Notwithstanding the foregoing, the Purchaser may, without the consent of the other parties hereto, assign any or all of its rights and delegate its obligations to the extent that it has obligations, or any part thereof but the assignee shall be in no better position than the Purchaser hereunder, to:

15.10.1 a newly formed Delaware Corporation, as part of a liquidation and reincorporation of the Purchaser in Delaware, in anticipation of listing of the Purchaser's shares on the NASDAQ (National Association of Securities Dealers Automated Quotations) small capitalisation market; and/or

15.10.2 any affiliate of the Purchaser, as part of a corporate reorganisation undertaken for bona fide business purposes, such as tax planning restructuring.

16.      Notices

16.1 Save as otherwise provided in this Agreement any notice, demand or other communication to be served under this Agreement shall be in writing in the English language and shall be served upon any party hereto only by posting by first class post (if to an address in the same country) or air mail (if to an address in a different country) or delivering the same by hand or by courier, to its address given or referred to in this clause or sending the same by facsimile transmission to the number given in this clause for the addressee or at such other address or number as it may from time to time notify in writing to the other parties hereto.

16.2 A notice, demand or other communication served by first class post shall be deemed duly served on an address in the same country 48 hours (disregarding days which are not business days) after posting, a notice, demand or other communication served by air mail shall be deemed duly served on an addressee in a different country five business days after posting and a notice, demand or other communication sent by facsimile transmission shall be deemed to have been served at the time of transmission (save that if the transmission occurs after 6.00 p.m. the notice, demand or other communication shall be deemed to have been served at 8.30 a.m. on the next business day following transmission) and in proving service of the same it will be sufficient to prove, in the case of a letter, that such letter was left at or delivered to the correct address of the party to be served as provided in this Agreement or, in the case of properly stamped or franked first class post or air mail, addressed to the address of the party to be served given in this clause and placed in the post and, in the case of facsimile transmission, that such facsimile was duly transmitted to the number of the party to be served given in this clause and an electronic acknowledgement was received.

16.3     All  notices,   demands  or  other   communications  given  under  this
         Agreement, shall be given to the following addresses:

                       If to the Vendor:          Mr. Jay Vallabh
                                                  Director
                                                  Inversiones Mirabel, S.A.
                                                  Hong Kong Bank Building
                                                  6th Floor
                                                  Samuel Lewis Avenue
                                                  P.O. Box 6-4298
                                                  El Dorado
                                                  Panama City

                                                 Administrative Offices
                                                  ----------------------
                                                  Mr. Jay Vallabh
                                                  Director
                                                  Inversiones Mirabel, S.A.
                                                  C/O CAS. S.A.
                                                  P.O. Box 567
                                                  12-14 Avenue Reverdil
                                                  CH-1260 Nyon, Switzerland
                       Telephone Number:          011 41 22 994 2880
                       Fax Number:                011 41 22 994 2888
                       Contact:                   Tanya Tamone

                       If to the Purchaser:       Mr. Jerome G. Merchant
                                                  Director
                                                  Mendocino Brewing Company

                                                  3 Harbor Drive #115
                                                  Sausalito, CA 94965
                       Telephone Number:          001 415 289 1400 Extension 109
                       Fax Number:                001 415 289 1409
                       Contact:                   Victoria Shepherd

                       If to the Guarantor:       CAS Nominees Limited
                                                  Celtic House
                                                  Victoria Street
                                                  Douglas
                                                  Isle of Man

                       Telephone Number:          00 41 22 994 28 80
                       Fax Number:                00 41 22 994 28 88
                       For the attention of:      J. Vallabh

16.4 For the purposes of this clause "business day" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London.

17.      Governing Law and Submission to Jurisdiction

This Agreement shall be governed by and construed in accordance with English law and the parties hereto submit to the non-exclusive jurisdiction of the English courts for the purpose of enforcing any claim arising hereunder. The Vendor hereby irrevocably appoints the Vendor's Solicitors to be its agent for service of process in England.

                                   SCHEDULE 1

                                   The Vendor

                     (1)                                      (2)
              Name and Address                       Number of Sale Shares
                  of Vendor

          INVERSIONES MIRABEL, S.A.                         100,000

           Hong Kong Bank Building
                  6th Floor

             Samuel Lewis Avenue
               P.O. Box 6-4298
                  El Dorado
                 Panama City

                                   SCHEDULE 2

                             Details of the Company

THE COMPANY

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

1.       Registered number:
         1688201

2.       Address of registered office:
         75 Westow Hill
         Crystal Palace
         London SE19 1TX

3.       Date and place of incorporation:
         21 December 1982   -   England and Wales

4.       Authorised share capital:
         (pound)500,000

5.       Issued share capital:
         100,000 shares of (pound)1 each

6.       Directors:
         Villivalam Sampath Kumar
         Gul Mohammad Khan Lodhi
         Mavila Krishnan Nambiar

7.       Secretary:
         Gul Mohammad Khan Lodhi

8.       Accounting Reference Date:
         31 December

9.       Auditors:
         J.M. Shah and Company

                                   SCHEDULE 3

                                 The Subsidiary

Name of Subsidiary:  UBSN LIMITED

Registered Number:   2367133

Date and place of Incorporation:   31 March 1989  -  England and Wales

Address of Registered Office: 75 Westow Hill, Crystal Palace, London SE19 1TX


Directors:

Deepak Anand

Brian Keith Colin Dozey

Kalyan Ganguli

Dr. Vijay Mallya

David Royston Townshend


Secretary: Gul Mohammad Khan Lodhi

Auditors:   Ernst & Young

Accounting Reference Date:  31 December

Authorised Share Capital:(pound)250,000 divided into 125,000 `A' ordinary shares of (pound)1 each and 125,000 `B' ordinary shares of(pound)1 each.

Issued Share Capital: 250,000 shares divided into 125,000 `A' ordinary shares of (pound)1 each and 125,000 `B' ordinary shares of(pound)1 each.

Registered Shareholders & identity of beneficial owners:

United Breweries International (UK) Limited 125,000 `A' ordinary shares and 125,000 `B' ordinary shares.

                                   SCHEDULE 4

                                  The Property

Description
of Property:               Lease of ground floor offices at White Horse West
                           Street, Faversham Kent

Date and Term
of Lease:                  23.11.98, six years from 23.11.98

Landlord:                  Shephard Neame Limited

Tenant:                    UBSN Limited

Surety:                    None

Annual Rental:             (pound)7000 p.a

Next Rent Review:          25.6.01

Present Use:               Offices

                                   SCHEDULE 5

                                   Warranties

In this Schedule unless the context otherwise indicates each of the Warranties shall be deemed to be repeated mutatis mutandis in relation to the Subsidiary.

1.       The Accounts

1.1 The Accounts have been prepared in accordance with the requirements of all relevant statutes and with good and generally accepted accountancy principles and practice and show a true and fair view of the state of affairs of the Company and of its results and profits for the financial period ending on the Accounting Date and:

1.1.1 depreciation of the fixed assets of the Company has been made at a rate sufficient to write down the value of such assets to nil not later than the end of their useful working lives;

1.1.2 slow-moving stock has been written down appropriately and unrecoverable work in progress and redundant and obsolete stock has been wholly written off and the value attributed to the remaining stock did not exceed the lower of cost or net realisable value at the Accounting Date on a going concern basis;

1.1.3 the Company's stock in trade and work in progress has been valued on a basis in all material respects consistent with that adopted for the purpose of the Company's audited accounts in respect of the beginning and end of each of the last three preceding accounting periods.

1.2 The Accounts disclose and make full provision or reserve for all actual liabilities.

1.3 The Accounts disclose and make full provision or reserve for or note all contingent, unquantified or disputed liabilities, capital or burdensome commitments and deferred Tax.

1.4 Full provision or reserve has been made in the Accounts for all Tax in respect of all accounting periods ended on or before the Accounting
         Date for which the Company was then or might at any time thereafter become or have become liable including (without limitation) Tax:

1.4.1 on or in respect of or by reference to the profits, gains or income for any period ended on or before the Accounting Date; or

1.4.2 in respect of any event before the Accounting Date including distributions made and charges on income on or before such date.

1.5 The bases and policies of accounting of the Company (including depreciation) adopted for the purpose of preparing the Accounts are the same as those adopted for the purpose of preparing the audited accounts of the Company for each of the last three preceding accounting periods.

1.6 The profits and losses of the Company shown by the Accounts and for the last three preceding accounting periods have not in any material respect been affected by any unusual or non-recurring or exceptional item or by any other matter which has rendered such profits or losses unusually high or low.

1.7 None of the amounts shown in the Accounts in respect of non-group debtors is represented by debts which were then or are now more than three months overdue for payment and none of the same has been released or settled for an amount less than that shown in the Accounts. All of the Company's book debts, whether shown in the Accounts or arising since the Accounting Date, are valid and have realised the nominal amount thereof.

1.8 The Company has not factored any of its debts or entered into any financing arrangement of a type which would not require to be shown or reflected in the Accounts.

1.9      Except as disclosed in the Accounts there are:

1.9.1             no  loans,   guarantees,   material   undertakings,   material
                  commitments on capital account, entered into or incurred by or on behalf of the Company;

1.9.2 no mortgages, charges, liens or other similar encumbrances on the assets of the Company or any part thereof; and

1.9.3             no outstanding loan capital or other loans to the Company.

2.       Management Accounts

The Management Accounts have been prepared in accordance with the accounting policies of the Company which are set out in the Disclosure Letter and on a consistent basis with the monthly management accounts of the Company and show a fair view of the assets and liabilities and profits and losses of the Company as at and to 30 September 2000.

3.       Tax, Records and Returns

3.1 No event, act, transaction or omission has occurred or shall occur between the Accounting Date and Completion which could give rise to a claim under the terms of clause 8 of the Agreement.

3.2 All returns, computations (including, for the avoidance of doubt, those tax computations attached to the Disclosure Letter), notices and information made or provided or required to be made or provided by the Company for any Tax purpose have been made or given within the requisite periods and on a proper basis and when made were true and accurate in all material respects and are up to date and none of them is or is likely to be the subject of any dispute with any Tax authority.

3.3 The Company has not without the prior consent of H.M. Treasury entered into any of the transactions specified in Section 765 of the Taxes Act and the Disclosure Letter contains details of all transactions effected by the Company in respect of which any consent or clearance from the Inland Revenue or H.M. Treasury or other governmental authority was required or was sought.

3.4 The Company has paid all Tax which it has become liable to pay on or before the date hereof.

3.5 Within the preceding period of seven years the Company has not paid or become liable to pay any fine, penalty, surcharge or interest in relation to Tax.

3.6 The Company is and has always been resident in the United Kingdom for Tax purposes and has never been resident for Tax purposes in any other jurisdiction.

3.7 The Company is not and has never been a close company within the meaning of Section 414 of the Taxes Act.

3.7.1 No loan or advance within Sections 419 to 422 of the Taxes Act has ever been made by the Company nor has the Company released or written off or agreed to release or write off the whole or any part of such loan or advance.

3.7.2 No distribution within Section 418 of the Taxes Act has ever been made by the Company.

3.7.3             The Company is a close investment-holding company.

3.8 The Subsidiary and not the Company carries on activities which are a trade for the purposes of United Kingdom Tax and has not ceased and will not as a result of any agreement entered into on or before Completion cease to carry on such activities.

3.9 The Company has never carried on a trade for Tax purposes other than the trade which the Company will be carrying on at Completion.

3.10 Other than the group of companies comprising the Vendor, the Company and the Subsidiary, the Company is not and has never been a member of a group of companies for Tax purposes.

3.11 Full particulars of all elections made by the Company under Section 247 of the Taxes Act and now in force are set out in the Disclosure Letter and the Company has not given and does not intend to give any notice under Sub-section (3) of that Section in relation to any dividend.

3.12 Full particulars of all surrenders made or agreed to be made by or to the Company under the provisions of Sections 240 and 402 to 412 of the Taxes Act and of all payments made or agreed to be made by or to the Company for or in consideration of any such surrenders are set out in the Disclosure Letter and no such surrenders or payments will be made on or prior to Completion.

3.13 The Company has not received any payment in respect of any surrender made or agreed to be made under the provisions of Sections 240 and 402 to 412 of the Taxes Act which whether or not as a result of the entry into or completion of this Agreement may be liable to be refunded in whole or in part.

3.14 There are no arrangements in existence which whether or not taken together with the entry into and completion of this Agreement would result in the provisions of Section 240(11) or Section 410 of the Taxes Act applying to the Company and any other company.

3.15 The Company is neither a creditor nor a debtor in respect of a loan which is not a normal commercial loan as defined in paragraph 1 of
         Schedule 18 to the Taxes Act.

3.16 No rents, interest, annual payments, emoluments or other sums of an income nature paid or payable by the Company or which the Company is under an obligation to pay in the future are or (under the law as presently in force) may be wholly or partially disallowable as deductions or charges in computing profits or against profits for Tax purposes.

3.17 Full details of all unrelieved Tax losses, management expenses, charges on income, advance corporation tax or excess franked investment income available to the Company are set out in the Disclosure Letter.

3.18 During the period of three years ending with the Accounting Date and during the period between the Accounting Date and the Completion Date there has been and will be no major change in the nature or conduct of a trade or business of the Company within the meaning of Sections 245, 768 or 768A of the Taxes Act or Schedule 7A to the TCGA nor has the scale of the activities in such a trade become small or negligible.

3.19 No debt owed by the Company to which Section 94 of the Taxes Act applied has within the preceding period of six years been released.

3.20 The Company has no assets or liabilities which are qualifying assets or qualifying liabilities within Section 153 of the Finance Act 1993.

3.21 The Company has not made and is not entitled to make any claim under Sections 24, 48, 253, 254, 279 or 280 of the TCGA or Sections 584 or 585 of the Taxes Act.

3.22 No act or transaction has been or will, on or before Completion, be effected by the Company, the Vendor or any other person (including the sale of the Sale Shares), in consequence of which the Company is or may be held liable for Tax primarily chargeable against some other person.

3.23 The Company has made all deductions and withholdings which it is obliged or entitled to make in respect, or on account, of any Tax from any payments and has duly accounted in full to the appropriate authority for all amounts so deducted or withheld.

3.24     [Not used]

3.25     [Not used]

3.26     [Not used]

3.27 The Company is not under any obligation to make any payment of interest or any annual payment for which no relief will be received, whether as a deduction or charge on income by reason of Section 125 of the Taxes Act or otherwise, and no such payments have been made since the Accounting Date.

3.28 The Company has not made any distribution (within the meaning of Section 209 of the Taxes Act) other than the payment of dividends, there is outstanding no loan to the Company on which any interest paid would be such a distribution and the Company is not under an obligation to make any distribution in the future.

3.29 The Company has not at any time made a repayment of capital within the meaning of Section 209 of the Taxes Act nor capitalised or agreed to capitalise in the form of shares, debentures or other securities or in paying up any amounts unpaid on any shares, debentures or other securities any profits or reserves of any class or description or passed or agreed to pass any resolution to do so, nor has it provided capital to any company on terms that such company has in consideration issued shares, loan stock or other securities where the terms of the capitalisation were otherwise than by way of a transaction made at arm's length or where the shares, loan stock or other securities acquired are shown in the Accounts at a value in excess of their market value at the time of acquisition.

3.30 The Company has not been engaged in or been a party to any of the transactions set out in Sections 213 to 218 of the Taxes Act nor has it made or received a chargeable payment as defined therein.

3.31 The Company has not entered into or been engaged in or been a party to any transaction or series of transactions or scheme or arrangement of which the main purpose or one of the main purposes was the avoidance or deferral of Tax or a reduction in the liability to Tax of the Company.

3.32 The Company has not done anything which could give rise to an assessment under Sections 703, 776 or 779 to 786 inclusive of the Taxes Act.

3.33 The Company has not within the preceding period of six years done or omitted to do or agreed to do nor permitted to be done any act nor suffered any occurrence (other than a sale of an asset at a price equal to its market value) as a result of which any disposal value has been or may be required to be brought into account under Section 24 of the CAA.

3.34 The Company has not within the preceding period of six years done nor has it omitted to do nor agreed to do nor permitted to be done any act nor has it suffered any occurrence as a result of which any balancing charge has arisen or may arise under Section 4 of the CAA.

3.35 The Company has not taken a lease nor granted a lease of any assets in respect of which an election has been made under Sections 53 or 55 of the CAA.

3.36 The Disclosure Letter with specific reference to this warranty 3.41 sets out full details of any lease of any interest in land or plant or machinery to which the Company as lessee was or has become a party where the rent payable by the Company is or may be liable to adjustment in the event of changes in legislation relating to Tax.

3.37 All plant or machinery held by the Company on lease is and has at all times been used for a qualifying purpose in the requisite period in accordance with Chapter II Part V of the CAA and was purchased by the relevant lessor as principal acting for itself and without the intervention or agency of the Company or any person acting on its behalf.

3.38 The Company has elected or has been treated as having elected that all disposals made by it fall outside Section 35(3) of the TCGA.

3.39 The Company does not own any debt on a security or other debt in respect of which a chargeable gain may arise on a disposal of the debt.

3.40 The Company is not a creditor in relation to any such loan relationship as is referred to in Section 92 of the Finance Act 1996 nor is it a party to any such loan relationship as is referred to in Section 93 thereof.

3.41 The Company does not owe any amount in respect of which the provisions of paragraph 2 of Schedule 9 to the Finance Act 1996 may be applied.

3.42 The Company is not a debtor in relation to any loan relationship which has an "unallowable purpose" within the meaning of paragraph 13 of
         Schedule 9 to the Finance Act 1996.

3.43 The Company has not acquired or disposed of any asset in circumstances where Section 17 of the TCGA applies.

3.44 The Company has not appropriated any trading stock to fixed assets or vice versa.

3.45 On a disposal of all of its assets by the Company for (in the case of each asset owned by the Company at the Accounting Date) a consideration equal to the value attributed to that asset in preparing the Accounts or (in the case of each asset acquired since the Accounting Date) a consideration equal to the actual consideration given for the acquisition then (in the case of each asset so owned) the liability to Tax (if any) which would be incurred by the Company would not exceed the amount (if any) taken into account in respect of that asset in computing the liability of the Company to deferred Tax as provided for in the Accounts and (in the case of assets so acquired) no Tax liability would be incurred by the Company in respect of that asset.

3.46 No claim has been made or will before Completion be made under Sections 152, 153, 154 or 175 of the TCGA in respect of any asset owned by the Company.

3.47 The Company has not been a party to or involved in any share for share exchange nor any scheme of reconstruction or amalgamation such as are mentioned in Sections 135, 136 or 139 of the TCGA.

3.48 No scheme has been effected and no arrangements have been made whereby the value of any asset of the Company has been materially reduced and on a disposal thereof Section 30 of the TCGA may be applicable and no loss which might accrue on the disposal of any share in or security of any company is liable to be reduced by virtue of any depreciatory transaction within the meaning of Sections 176 or 177 of the TCGA nor is any expenditure on any share liable to be reduced under Section 125 of the TCGA.

3.49 The Company does not have and will not on Completion have any distributable profits which will be chargeable profits as that term is defined in Section 31 of the TCGA.

3.50 The Company has not at any time transferred in exchange for shares and/or loan stock part or all of a trade carried on outside the United Kingdom through a branch or agency to a company not resident in the United Kingdom.

3.51 The Company has never ceased to be a member of a group of companies for the purposes of Sections 178 or 179 of the TCGA and the Company will not be liable to Tax thereunder by virtue of the entering into and completion of this Agreement.

3.52 The Company has not at any time within the period of six years ending with the Accounting Date acquired any asset from any company which at the time of acquisition was a member of the same group (within the meaning of Section 170 of the TCGA).

3.53 The Company is not liable to be assessed for corporation tax on chargeable gains.

3.54 The Company has not entered into any transaction or arrangement in respect of which the provisions of Section 770 or Section 770A of the Taxes Act have been or could be applied.

3.55 The Company does not hold directly or indirectly any interest in a company which if it were subject to a lower level of taxation in the territory in which it is resident would be a controlled foreign company within Section 747 of the Taxes Act.

3.56 No direction affecting the Company has been made under Section 747 of the Taxes Act and no circumstances exist which would permit such a direction to be made to apportion any of the profits of another company to the Company.

3.57 No chargeable gain may be attributed to the Company under Section 13 of the TCGA.

3.58 The Company is not and has not at any time within the preceding period of six years been liable to Tax in any jurisdiction other than the United Kingdom.

3.59 There is no unsatisfied liability to inheritance tax attached or attributable to the Sale Shares or any asset of the Company nor are they or any of them subject to an Inland Revenue charge as mentioned in Sections 237 or 238 of IHTA nor is any person liable to inheritance tax attributable to the value of any of the Sale Shares or any asset of the Company.

3.60 No person has by virtue of Section 212 of IHTA any power of sale, mortgage or charge in respect of any shares in or asset of the Company and there are no circumstances in existence whereby any such power could be exercised in relation to any of the Sale Shares or any asset of the Company.

3.61 All documents to which the Company is a party or which form part of the Company's title to any asset or in the enforcement of which the Company is or may be interested which are subject to stamp or similar duty have been duly stamped and adjudicated.

3.62 The Company has not entered into any agreement whereby it is or may become liable to stamp duty reserve tax.

3.63 The Company is registered for the purposes of value added tax and has been so registered at all times that it has been required to be registered and has at no time within the previous 3 years been treated as a member of a group of Companies for the purposes of Section 43 of VATA.

3.64 The Company has complied fully with all statutory requirements, orders, provisions, directions or conditions relating to value added tax including the terms of any agreement reached with the Commissioners of Customs & Excise, maintains and has at all times maintained complete correct and up-to-date records for the purposes of such legislation and has preserved such records in such form and for such periods as are required by the relevant legislation relating to value added tax.

3.65 The Company is not in arrears with any payment or returns in relation to value added tax.

3.66 The Company has not been required by the Commissioners of Customs & Excise to give security.

3.67     The Company does not operate any special VAT methods or arrangements.

3.68 The Company is not a party to any contract in respect of which it is obliged to account for VAT pursuant to the provisions of Section 8 or
         Section 10 of VATA.

3.69 The Company has not within the preceding period of six years made exempt supplies of such amount that as a consequence thereof the Company has been unable to obtain credit for any input tax paid or suffered by it.

3.70 The Disclosure Letter contains full particulars of all land in which the Company has an interest and in relation to which an election has been made and not revoked by the Company or by any relevant associate (as defined by paragraph 3(7) of Schedule 10 to VATA) of the Company to waive exemption from value added tax under paragraph 2 of that Schedule and of all buildings and civil engineering works owned by the Company and completed for the purposes of Group 1 of Schedule 9 to VATA within the last three years.

3.71 The Disclosure Letter contains full particulars of all notifications received by the Company under paragraph 7 of Schedule 10 to VATA.

3.72 The Company is not a developer as defined in paragraph 5 of Schedule 10 to VATA in relation to any building or work within paragraph 5(2) of that Schedule or any reconstructions, enlargements or extensions within paragraph 5(8) of that Schedule either currently being constructed, reconstructed, enlarged or extended or whose construction, reconstruction, enlargement or extension was completed within five years prior to the date of this Agreement.

3.73 There are set out in the Disclosure Letter particulars of each asset used by the Company in the course or furtherance of its business being assets to which Part XV of the Value Added Tax Regulations 1995 applies and in respect of which the period of adjustment will not have expired before Completion. Such particulars are sufficient to enable the Company to comply with its obligations under the said Part XV.

3.74 The Disclosure Letter contains details of all claims made by the Company to a refund of value added tax under Part XVIII or Part XIX of the Value Added Tax Regulations 1995.

3.75 The information given by the Company to HM Customs and Excise and all other authorities (whether of the United Kingdom or otherwise) in connection with the import or export of any goods was when given true and accurate and the Company has complied with all legislation, regulations, orders, directions or conditions (whether of the United Kingdom or otherwise) relating to the import and export of goods and to all customs and excise matters.

3.76 The books and records of the Company accurately present and reflect in accordance with generally accepted accounting principles and standards within the Company's jurisdiction of incorporation all transactions entered into by the Company or to which it has been a party.

3.77 The Company has properly operated the PAYE and National Insurance contribution systems by making such deductions as are required by law from all payments made or deemed to be or treated as made by it or on its behalf or for which it is otherwise required to account and by duly accounting to the Inland Revenue for all sums so deducted and for all other amounts for which it is required to account under the PAYE and National Insurance contribution systems.

3.78 The Company has not suffered any PAYE audit by the Inland Revenue within the preceding period of six years nor has it been notified that any such audit will be or is expected to be made.

3.79 The Company does not operate any scheme approved under Section 202 of the Taxes Act or Chapter III of Part V of the Taxes Act.

3.80 The Company has complied in full with all its reporting obligations to the Inland Revenue in connection with benefits provided for any director or employee.

3.81 No payment has been made to the Company to which Section 601 of the Taxes Act applies.

4.       Corporate Matters

4.1 The Company has been duly incorporated and is validly existing and no order has been made or resolution passed for the winding up of the Company or for an administration order in respect of the Company and no distress, execution or other process has been levied on any of its assets. The Company is not insolvent or unable to pay its debts for the purposes of Section 123 of the Insolvency Act 1986 and no administrative receiver or receiver or receiver and manager has been appointed by any person of its business or assets or any part thereof and no power to make any such appointment has arisen.

4.2 The Vendor is the beneficial owner of the Sale Shares set opposite its name in column 2 of Schedule 1, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever and the Company has not exercised any lien over any of its issued shares and there is no outstanding call on any of the Sale Shares and all of the Sale Shares are fully paid.

4.3 The Sale Shares constitute all the issued shares in the capital of the Company.

4.4 The Company has no subsidiary or shares in any company other than the Subsidiary and all of the details shown in Schedule 3 relating to the Subsidiary are accurate and complete, the Company has no subsidiary undertakings which are not also subsidiaries and no participating interest in any undertaking (as defined in Section 259 Companies Act
         1985) which is not also a subsidiary of the Company.

4.5 The Company does not have and has never had any place of business or branch or permanent establishment outside its jurisdiction of incorporation, nor has it carried on any trading activities outside such jurisdiction.

4.6 The Company has never reduced, repaid, redeemed or purchased any of its share capital.

4.7 There are no options or other agreements outstanding which call for the issue of or accord to any person the right to call for the issue of any shares in the capital of the Company or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over the Sale Shares.

4.8 The copies of the Memorandum and Articles of Association of the Company which are attached to the Disclosure Letter are accurate and complete in all respects and have attached to them copies of all resolutions and agreements which are required to be so attached. The Company has complied with its Memorandum and Articles of Association in all respects and none of the activities, agreements, commitments or rights of the Company is ultra vires or unauthorised.

4.9 The Register of Members and all other statutory books of the Company are up to date and contain true full and accurate records of all matters required to be dealt with therein and the Company has not received any notice of any application or intended application under the Companies Acts for rectification of the Company's register and all annual or other returns required to be filed with the Companies Registry have been properly filed within any applicable time limit and all legal requirements relating to the issue of shares and other securities by the Company have been complied with.

5.       Trading and General Commercial Matters

5.1 The Company has good and marketable title to all such assets as are necessary to enable it properly to conduct its business as such business has been conducted prior to the date hereof and to all stocks used in its business. All such assets and stocks are free from any liens, mortgages, charges, encumbrances or other third party rights and the stock confirms to statutory, regulatory and voluntary standards and requirements.

5.2 The fixed and loose plant, machinery, furniture, fixtures and fittings, equipment and vehicles and other tangible assets used in connection with the business of the Company and all other fixed assets referred to in the Accounts and any additions thereto made since the Accounting Date are the sole and absolute property of and held by the Company free from any liens, mortgages, charges, encumbrances, hire or hire purchase agreements, credit sale agreements or agreements for payment on deferred terms or bills of sale and the Company has good and marketable title thereto and all such assets are in the possession or under the control of the Company.

5.3      In the reasonable opinion of the Vendor the Company is not a party to:

5.3.1 any unusual or onerous contract nor any contract which cannot be terminated without penalty or other compensation on less than twelve months' notice;

5.3.2 any contract restricting the Company's freedom of action in relation to its normal business activities or materially and adversely affecting its business or assets;

5.3.3             any contract not made in the ordinary course of business;

5.3.4 any contract for the purchase or use by the Company of materials, supplies or equipment which is in excess of the requirements of the Company for its normal operating purposes;

5.3.5 any agency, distribution, marketing, purchasing, franchising or licensing agreement, other than those described in the Disclosure Letter;

5.3.6 any joint venture, agency, shareholders' or partnership arrangement or agreement or any agreement which purports to regulate, control or otherwise affect the voting or disposition of its shares;

5.3.7             any contract for services (other than normal office services).

5.4 There are no contracts or obligations, agreements, arrangements or concerted practices to which the Company is a party or by which the Company is bound and there are no practices in which the Company is engaged which are void, illegal, unenforceable, registrable or notifiable under or which contravene the Restrictive Trade Practices Act 1976, the Fair Trading Act 1973, the Competition Act 1980, Articles 81 or 82 of the EC Treaty and regulations made thereunder or under EC Council Regulation 4064/89 as amended and regulations made thereunder, the Competition Act 1998 or any other antitrust or similar legislation anywhere in the world (all and any such legislation and regulations being referred to as "the antitrust rules" in this paragraph 5.5). The Company has not registered any agreements or arrangements under the Restrictive Trade Practices Act 1976 or filed any notification for exemption or application for negative clearance with the Commission of the European Communities. The Company has received no complaint or threat to complain under or referring to the antitrust rules from any person and has not received any request for information or objection from or received notice of an investigation by any person with power to enforce the antitrust rules or been the addressee of or party to any decision, judgement, undertaking or settlement relating to the antitrust rules or to any proceedings in which the antitrust rules were pleaded or relied upon.

5.5 No agreement, arrangement or practice carried on by the Company or to which the Company is a party:

5.5.1 is by virtue of its terms or by virtue of any practice for the time being carried on in connection therewith a "consumer trade practice" within the meaning of Section 13 of the Fair Trading Act 1973 and susceptible to or under reference to the Consumer Protection Advisory Committee or the subject matter of a report to the Secretary of State or the subject matter of an order by the Secretary of State under the provisions of
                  Part II of that Act;

5.5.2 infringes any other fair trading or consumer protection law or legislation applicable in any jurisdiction in which the Company operates.

5.6 So far as the Vendor is aware with respect to each contract, commitment, arrangement to which the Company is party or by which it is bound:

5.6.1 the Company has duly performed and complied in all material respects with each of its obligations thereunder;

5.6.2 there has been no delay, negligence or other default on the part of the Company and no event has occurred which, with the giving of notice or passage of time, may constitute a default thereunder;

5.6.3 the Company is under no obligation which cannot readily be fulfilled, performed or discharged by it on time and without undue or unusual expenditure or effort;

5.6.4 the Company has the technical and other capabilities and the human and material resources to enable it to fulfil, perform and discharge all its outstanding obligations in the ordinary course of business and without realising a loss on completion of performance;

5.6.5 there are no grounds for rescission, avoidance, repudiation or termination and the Company has not received any notice of termination, and

5.6.6 having made no enquiry none of the other parties thereto is in default thereunder.

5.7 Except in the ordinary course of business no tender, quotation or offer issued by the Company and still outstanding is or will be capable of giving rise to a contract merely by an order acceptance or other action by another party.

5.8 The Disclosure Letter sets out full and accurate details of each bank, building society or other similar institution, account or safety deposit box maintained by the Company including the name and address of each such bank, building society or other institution and the names of all persons authorised to draw thereon or have access thereto.

5.9 All amounts received by the Company have been deposited with one or other of such banks, building societies or other similar institutions and appear in the appropriate accounting books.

5.10 There are no non-group loans, guarantees, pledges, mortgages, charges, liens, debentures or encumbrances given, made or incurred by or on behalf of the Company and no person has given any guarantee of or security for any overdraft loan or loan facility granted to the Company, other than the ones described in the Disclosure Letter.

5.11 The execution, delivery and performance of this Agreement will not result in the breach, cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument to which the Company is a party or by which the Company or its property or assets may be bound or affected or result in the acceleration of any obligation under any loan agreement or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting the Company.

5.12 There are no agreements concerning the Company which can be terminated, or which have been terminated, or under which the rights of any person are liable to be materially adversely affected, or under which the consent of the other contracting party is required as a result of a change in control of the Company or in the composition of the Board of Directors of the Company.

5.13 The Vendor is not aware of any circumstances whereby, following a change in the control of the Company or in the composition of the Board of Directors of the Company, any of the principal customers of or suppliers to the Company would cease to remain customers or suppliers to the same extent and of the same nature as prior to the date hereof.

5.14 No goods delivered by the Company have been defective or in any way failed to comply with the terms of sale thereof or with the requirements of law and no services provided by the Company have been provided in a negligent manner or in any other

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


         manner which would entitle the recipient of such services to claim damages against the Company.

5.15 The Company has no liabilities except liabilities arising in the ordinary course of business under contracts for service, purchase orders, supply contracts or sale contracts, nor does it have any other liabilities direct or indirect, absolute or contingent, not required by generally accepted accounting principles to be referred to in the Accounts and the Company is not owed any moneys other than trade debts and cash at bank.

5.16 The Company has received no notice that it is the subject of any official investigation or inquiry and the Vendor is not aware of any facts which are likely to give rise to any such investigation or inquiry.

5.17 So far as the Vendor is aware neither the Company, nor any of its directors, employees or agents in relation to the Company, has committed any criminal offence or any tort relating to the Company or the carrying on of its business and without prejudice to the generality of the foregoing the Company has obtained and at all relevant times maintained all registrations, licences and consents necessary for the carrying on of its business, and all such registrations, licences and consents are valid and subsisting and the Vendor does not know of any reason why any of them should be suspended, cancelled or revoked (whether as a result of the sale and purchase of the Sale Shares pursuant to this Agreement or otherwise).

5.18 The Company has given no powers of attorney which are still outstanding or effective to any person to enter into any contract or commitment to do anything on its behalf other than the authority of employees to enter into contracts in the normal course of their duties.

5.19 The Company does not carry on business under any name other than its own.

5.20 No person is entitled to receive from the Company any finder's fee, brokerage's fee, investment banker's fee or commission with respect to, or in connection with, the

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


         execution,   delivery  and   performance  of  this  Agreement  and  the
         transactions contemplated herein.

5.21 The Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

5.22 The Company is duly registered under the Data Protection Act 1998, and all due and requisite fees in respect of the Company's registration have been paid. The details contained in such registrations are correct, proper and suitable for the purposes for which the Company holds or uses the personal data which is the subject of such registrations.

5.23 The Company has security procedures in place to prevent unauthorised access, amendment or damage to the Company's data or the data of third parties held, recorded, stored, maintained or operated by the Company or on behalf of the Company by any third party, and no unauthorised access, amendment or damage to such data has taken place during the six year period preceding Completion.

5.24 No act or transaction has been effected by or on behalf of the Company involving the making or authorising of any payment, or the giving of anything of value, to any government official, political party, party official or candidate for political office for the purpose of influencing the recipient in his or its official capacity in order to obtain business, retain business or direct business to the Company or any other person or firm.

5.25     The Company has not at any time in the previous six years:

5.25.1 entered into any transaction at an undervalue (within the meaning of Section 238 or Section 339 or Section 423 of the Insolvency Act 1986) with any other person; or

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

5.25.2 been given any preference (within the meaning of Section 239 or Section 340 of the Insolvency Act 1986) by any other person; or

5.25.3 entered into any other transaction which is void or voidable (whether in whole or in part) or received any other benefit which is or may be liable to be returned or repaid (whether in whole or in part).

6.       The Property

6.1 The Property comprises all the land and premises owned or occupied or otherwise used by the Company and all the estate, interest, right and title whatsoever of the Company in, under, over or in respect of any land or premises and the descriptions set out in Schedule 4 are correct and not misleading.

6.2 The Company possesses good and marketable title to the Property and is the legal and beneficial owner thereof.

6.3 The Property is free and clear of all claims, charges, mortgages, liens, encumbrances, leases, tenancies, licences or other rights of occupation, options, rights of pre-emption, rights of first refusal and other agreements affecting the same and the Company has exclusive and unfettered possession of the Property.

6.4 The title of the Subsidiary to the Property is properly constituted by and can be deduced from documents of title which are in the possession and under the control of the Company.

6.5 The Property is not subject to any outgoings other than rent and service charges.

6.6 There are no covenants, restrictions, burdens, stipulations, wayleaves, easements, grants, conditions, terms, overriding interests, rights or licences affecting the Property which is of an unusual or onerous nature or which adversely affect the use or intended use of the Property.

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


6.7 So far as the Vendor is aware, all covenants, restrictions, stipulations, conditions and other terms affecting the Property have been observed and performed and there are no circumstances which would entitle or require any landlord or other person to exercise any powers of entry and taking possession or which would otherwise give rise to restriction or termination of the continued possession or occupation of the Property.

6.8      [Not used]

6.9 None of the facilities necessary for the enjoyment and use of the Property or any part of them are enjoyed on terms entitling any person to terminate or curtail the same.

6.10 So far as the Vendor is aware, the Company has received no notice of any outstanding disputes, notices or complaints which affect or might in the future affect the use of the Property for the purposes for which they are now used.

6.11 The present use of the Property is the permitted use for the purpose of the Planning Acts.

6.12 None of the Property are adversely affected or likely to be adversely affected by any planning proposals.

6.13 The use of the Property permitted by the Planning Acts is not a temporary or personal user or user subject to onerous or unusual conditions giving rise to expenditure or adversely affecting the Company's use and enjoyment of the Property.

6.14 No development has been carried out by the Company or the Subsidiary in relation to the Property which would require any consent under or by virtue of the Planning Acts or any bye-laws or building regulations or other relevant legislation without such consent having been properly obtained and any conditions or restrictions imposed thereon have been fully observed and performed. No application by the Company for planning consent has been refused and no application by the Company for planning consent has been submitted or a decision in relation thereto appealed against where the decision in relation thereto or the outcome of the appeal (as appropriate) is still pending.

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

6.15     [Not used]

6.16 All schedules for policies of insurance relating to the Property (including fixtures, fittings and contents) effected by the Company are attached to the Disclosure Bundle and are current and valid, and are not subject to any special or unusual terms or restrictions and, in respect of policies on the Property held on lease where the Company is responsible for maintaining insurance, the policy conforms in all respects with the requirements of the lease under which the Property is held.

6.17 The Company has inspected any current policies of insurance relating to the Property (including fixtures fittings and contents) which have not been effected by the Company and they are current and valid cover the full reinstatement value thereof (including where the relevant property is let, loss of rent cover for a minimum of three years) and are not subject to any special or unusual terms or restrictions or to the payment of any premium in excess of the normal rate for policies of the same kind where the Property is insured by a landlord under the terms of a lease the policy conforms in all respects with the requirements of the relevant lease and the insurer has waived any rights of subrogation it may have against the Company.

6.18 The Company has not entered into any agreements with any water, sewerage or other utilities authority for the supply of water, sewerage or other facilities to or from the Property or mains or other equipment laying and has not deposited any monies with any such authority as security therefor.

6.19     [Not used]

6.20     [Not used]

6.21 The Company is not engaged in any negotiation for review of the rent payable under any lease under which it holds the Property and no negotiations for such review have been concluded changing the rent from that set out in Schedule 4 or in the Disclosure Letter.

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


6.22 All rent review notices and counternotices and notices, counternotices and applications to the Court under the Landlord and Tenant Act 1954 have been served within any requisite time limits and there are no disputes outstanding as to the settlement of the relevant level of rent under the leases of the Property.

6.23 The Company has not at any time assigned or otherwise disposed of any property, leasehold or otherwise, in respect of which it has a continuing liability (contingent or otherwise) for payment of rent and/or for any other liability.

6.24 The Company is not the guarantor of or surety for any other party's liability (contingent or otherwise) for any obligations under any lease or tenancy or under any agreement relating to the assignment of any lease or tenancy.

7.       Environmental Issues

7.1 The Company has received no notice that it is in breach of the Environmental Laws and has at all times complied with all Environmental Laws.

7.2 The Company has not engaged in or permitted any operations or activities upon the Property involving the use, storage, handling, release, treatment, manufacture, processing, deposit, transportation or disposal of any Hazardous Substance, or any substance regulated by the Environmental Laws and the Vendor has no knowledge of any such activities.

7.3 So far as the Company or the Vendor is aware having made no enquiry of the landlord, the landlord of the Property has not received notice of any threatened or pending civil or criminal actions, notices of violations, investigations, administrative proceedings or written communications from any regulatory authority under any Environmental Laws that any of the activities carried out on the Property violates, or is inconsistent with, any Environmental Laws, and to the best knowledge of the Vendor, the landlord is in full compliance with all material Environmental Laws.

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


8.       Confidential Information and Intellectual Property

8.1 The Company does not use any processes and is not engaged in any activities which involve the misuse of any Confidential Information belonging to any third party, nor does the Company otherwise have in its possession or control any such Confidential Information without the licence or authority of the relevant owner.

8.2 Copies of all written agreements and arrangements under which Confidential Information belonging to any third party is made available to the Company are attached to the Disclosure Letter. All such agreements and arrangements are in full force and effect. The Company is not in breach nor has it received notice of any alleged breach of any such agreement or arrangement and is not aware of the existence of any circumstances under which its right to use such Confidential Information may be terminated.

8.3 The Company is not aware of any actual, alleged or threatened misuse by any person of any of its Confidential Information. The Company has not disclosed to any person (including, without limitation, employees) any of its Confidential Information except where such disclosure was properly made in the normal course of the Company's business and was made subject to an agreement under which the recipient is obliged to maintain the confidentiality of such Confidential Information and is restrained from further disclosing it or using it other than for the purposes for which it was disclosed by the Company. Copies of all such agreements are attached to the Disclosure Letter. There is no current or threatened breach of any such agreement by any of the other contracting parties thereto.

8.4 The Company is the beneficial owner of all the Intellectual Property used in and material to its business ("the Company's Intellectual Property").

8.5 None of the Company's Intellectual Property has been wrongfully or unlawfully acquired by the Company. To the best knowledge of the Vendor after reasonable enquiry, no claim under any warranty contained in any documentation under which the Company acquired ownership of any of the Company's Intellectual Property has

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

         been made or intimated to the Company nor are there any grounds on which any such claim could be made.

8.6 The material particulars as to registration of (and applications to register) the Company's Intellectual Property, including priority and renewal dates, are set forth in the Disclosure Letter.

8.7 Neither the validity or subsistence of the Company's Intellectual Property, nor the Company's right, title and interest in the Company's Intellectual Property, is the subject of any current, pending or threatened challenge, claim or proceedings, including for opposition, cancellation, revocation or rectification. The Company's Intellectual Property has not during the preceding period of six years been the subject of any such challenge, claim or proceedings, and there are no facts or matters which might give rise to any such challenge, claim or proceedings.

8.8 Copies of all agreements, arrangements and understandings under which the Company's Intellectual Property is made available to third parties, and any legally enforceable option in this regard, are attached to the Disclosure Letter. There is no current or threatened breach of any such agreement, arrangement or understanding by any of the other contracting parties thereto.

8.9 To the best knowledge of the Vendor, none of the Company's Intellectual Property is currently being infringed or used without authorisation by any third party nor has any of the Company's Intellectual Property been infringed during the preceding period of six years. No such infringement or unauthorised use has been threatened.

8.10 The carrying on of the Company's business or businesses as presently constituted does require licences, or the making of royalty or similar payments to a non-group third party. The Company is not engaged in any activities which infringe any Intellectual Property belonging to any third party.

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


9.       Software

9.1 In this paragraph 9, the expression "the Software" means all of the computer programs identified and briefly described in Schedule 7.

9.2 The Software in connection with the business of the Company as at the date hereof is "off the shelf" software. As far as the Vendor is aware none of this software is counterfeit.

10.      Insurance

10.1 All assets of the Company of an insurable nature have at all times been and are insured in amounts to the full replacement value thereof against such risks as are in accordance with good commercial practice normally insured against. The Company has at all times been adequately covered against accident, third party, public liability, product liability and other risks normally covered by insurance and nothing has been done or omitted to be done by or on behalf of the Company which would make any policy of insurance void or voidable or enable the insurers to avoid the same and there is no claim outstanding under any such policy and the Vendor is not aware of any circumstances likely to give rise to such a claim or result in an increased rate of premium.

10.2 All information furnished in obtaining or renewing the insurance policies of the Company was correct full and accurate when given and any change in that information required to be given was correctly given. The Company is not in default under any of these policies and the copies of the policies delivered with the Disclosure Letter are true and complete. None of the Company's insurance policies may be cancelled without at least 30 days written notice of cancellation.

10.3 The Company has not suffered any uninsured losses nor waived any rights of material or substantial value or allowed any insurances to lapse.

11.      Litigation

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


11.1 So far as the Vendor is aware, neither the Company nor any person for whose acts or defaults the Company may be vicariously liable is engaged whether as claimant or defendant or otherwise in any civil, criminal or arbitration proceedings or any proceedings before any tribunal (save for debt collection by the Company in the ordinary course of business) and there are no proceedings threatened against the Company including proceedings in respect whereof the Company is liable to indemnify any party concerned therein and in particular but without prejudice to the generality of the foregoing the Company is not liable (other than contingently) to make any redundancy payment to any person or pay any other compensation to any of its employees and there are no facts which are likely to give rise to any such litigation or proceedings. There are no unfulfilled or unsatisfied judgements or orders against the Company or any of its assets.

11.2 The Company has neither received any notice (written or oral) nor advice of counsel with respect to any potential claims within the scope of paragraph 11.1.

12.      Employment and Pension Matters

12.1 There is no existing or threatened or pending industrial or trade dispute involving the Company and any of its employees and there are no facts known or which would on reasonable enquiry be known to the Vendor which might indicate that there may be any such dispute (including, without limitation, the sale of the Sale Shares pursuant to the terms of this Agreement). There are no agreements or arrangements (whether oral or in writing or existing by reason of custom and practice)
         between the Company and any trade union or other employees' representatives or organisation concerning or affecting the Company's employees and there are no trade unions or other employees'
         representatives whom the Company recognises to any extent for collective bargaining purposes nor, so far as the Vendor is aware, has the Company done any act which might be construed as recognition. There has been no request for recognition of any trade union and, so far as the Vendor is aware, no such request is pending.

12.2 The Company has neither given notice of any redundancies to the Secretary of State nor started consultations with any independent trade union or employees' representatives within the preceding period of one year in relation to any of the

         Company's employees. To the best knowledge of the Vendor, no circumstances have arisen under which the Company is likely to be required to pay damages for wrongful dismissal or breach of contract, to make any contractual or statutory redundancy payment or make or pay any compensation in respect of unfair dismissal, to make any other payment under any Employment Law or to reinstate or re-engage any former employee. No circumstances have arisen or exist under which the Company may be required to pay damages or compensation, or suffer any penalty or be required to take corrective action or be subject to any form of sanction under the Employment Rights Act 1996, the Trade Union and Labour Relations (Consolidation) Act 1992, the Transfer of Undertakings (Protection of Employment) Regulations 1981, the Sex Discrimination Act 1975, the Equal Pay Act 1970, the Treaty of Rome or any Directive or recommendation made pursuant to it, the Race Relations Act 1976, the Disability Discrimination Act 1995, the National Minimum Wage Act 1998, the Data Protection Act 1998, the Public Interest Disclosure Act 1998, Working Time Regulations 1998 or any other Employment Law. So far as the Vendor is aware, there are no current, pending or threatened claims of any type against the Company by any existing or former employees or directors of the Company or by any existing or former consultants to the Company.

12.3 There are no existing service or other agreements or contracts between the Company and any of its directors or executives or employees which cannot be lawfully terminated by appropriate advance notice and a statutory redundancy payment, and the Company has complied with all its obligations under all legislation, regulations and other requirements having the force of law (including, without limitation, codes, orders and awards) in connection with its employees, directors and consultants and any trade unions and employees' representatives and with all collective agreements with respect to trade unions or to employees of the Company.

12.5     The Disclosure Letter contains:

                  (i) the names and dates of birth and commencement of employment or engagement of all persons who will at the Completion Date be employees or directors of the Company or consultants to the Company;

                  (ii) details of all remuneration and emoluments payable (including any bonus or commission entitlements) and any other benefits (including, for the avoidance of doubt, permanent health insurance) provided or which the Company is bound to provide (whether now or in the future) to all such persons together with the terms on which such remuneration emoluments and benefits are payable; and

                  (iii) details of any other material terms and conditions of employment or engagement of such persons,

              all of which information is true and complete.

12.6 The Company is not involved in negotiations (whether with employees or any trade union or other employees' representatives) to vary the terms and conditions of employment or engagement of any of its employees, directors or consultants and has not made any representations, promises, offers or proposals to any of its employees, directors or consultants or to any trade union or other employees' representatives concerning or affecting the terms and conditions of employment or engagement of any of its employees, directors or consultants.

12.7 The Company has discharged its obligations in full in relation to salary, wages, fees, commission, bonuses, overtime pay, holiday pay, sick pay and all other benefits and emoluments relating to its employees, consultants and directors in respect of all prior periods.

12.8 Other than the Pension Scheme there are no pension obligations for any employees or directors of the Company, and the Vendor and the Company have no obligation

         (whether legally binding or established by custom) to pay any pension or make any other payment after retirement or death or otherwise to provide "relevant benefits" within the meaning of section 612 of the Taxes Act or to make any payment for the purpose of providing such "relevant benefits" to or in respect of any person who is now or has been an officer or employee of the Company and is not a party to any scheme or arrangement having as its purpose or one of its purposes the making of such payments or the provision of such benefits.

12.9 The Pension Scheme complies with and has at all times complied with the provisions of the relevant legislation and the requirements of the Pension Schemes Office and the Contributions Agency affecting schemes approved under Chapter I of Part XIV of the Taxes Act. The Pension Scheme has been funded to the extent recommended by the scheme actuaries. The Company and the trustees of the Pension Scheme have duly complied with their respective obligations under the trust deeds and the rules thereof and under the aforementioned legislation and requirements. All amounts due to the trustees thereof or to any insurance company in connection therewith have been paid and all reports, actuarial or otherwise, relating to any such scheme which have been received by the Company or the trustees within the three years immediately preceding the date hereof have been complied with in full.

12.10 Neither the Company nor the trustees of the Pension Scheme is engaged in any litigation or arbitration proceedings in respect of any Retirement Benefits Scheme or any benefit provided thereunder in relation to the employees or former employees of the Company and there are no current submissions or referrals to the Pensions Ombudsman or to the Occupational Pensions Advisory Service in respect of the Company or any pension scheme and that there are no outstanding payments or penalties payable by the Company or the Pension Scheme in respect of any litigation or arbitration proceedings or determinations of the Pensions Ombudsman or the Occupational Pensions Regulatory Authority.

12.11 No Retirement Benefits Scheme in which employees or former employees of the Company participate or have participated has been or is in the process of being (or is proposed to be) wound up (in whole or in part) or closed to new entrants (in whole or in part).

12.12 No power to increase or augment benefits under any Retirement Benefits Scheme in which employees or former employees of the Company participate or have participated has been exercised since 6 September 1983.

13.      Arrangements with connected persons etc.

13.1 All amounts outstanding and appearing in the books of the Company as loan accounts or as due to directors or shareholders wholly represent money or money's worth paid or transferred to the Company as the case may be or remuneration accrued due and payable for services rendered. All amounts outstanding between the Vendor and the Company are specifically disclosed in the Accounts.

13.2 There is not outstanding any contract or arrangement to which the Company is a party and in which the Vendor is or has been interested, whether directly or indirectly, other than arm's length service contracts and the Company is not a party to, nor have its profits or financial position at any time been adversely affected by, any contract or arrangement which is not of an entirely arm's-length nature; save as aforesaid, there are no agreements or understandings (whether legally enforceable or not) between the Company and any person who is a shareholder or the beneficial owner of any interest in the Company or any other company controlled by any such person relating to the management of the Company's business or the appointment or the removal of its directors or the ownership or transfer of ownership or the letting of any of its assets or the provision of finance, goods, services or other facilities to or by the Company or otherwise howsoever relating to the Company or its affairs.

13.3 All costs incurred by the Company have been charged to the Company and not borne by any other member of the Vendor's group.

14.      Matters since the Accounting Date

Since the Accounting Date:

14.1 there has been no interruption or alteration in the nature, scope or manner of the Company's business which business has been carried on lawfully and in the ordinary and usual course of business so as to maintain it as a going concern;

14.2 as at 30 September 2000 there has been no material adverse change in the customer relations of the said business or in the financial condition or the position, assets or liabilities of the said business or the Company as compared with the position disclosed by the Accounts and there has been no damage, destruction or loss (whether or not covered by insurance) affecting the said business or its assets;

14.3 no substantial customer or supplier being a customer or supplier accounting for contribution to gross trading profits of more than (pound)10,000 of the Company for the accounting period ending on the Accounting Date has:

14.3.1 given notice that it is likely to or threatened to cease trading with or supply to the Company;

14.3.2 given notice that it is likely to or threatened to reduce substantially its trading with or supplies to the Company;

14.4 the Company has continued to pay its creditors in the ordinary course of business and no unusual trade discounts have been incorporated into any contract entered into by the Company;

14.5 the Company has not repaid any loan capital in whole or in part (other than indebtedness to its bankers) nor has it become bound or liable to be called upon to repay prematurely any loan capital or borrowed monies;

14.6 the Company has not, except in the ordinary course of business, acquired, sold, transferred or otherwise disposed of any assets of whatsoever nature;

14.7 the Company has not cancelled, waived, released or discontinued any rights, debts or claims;

14.8 the Company has not incurred any capital expenditure on any single item or made any capital commitment on any single item of an amount in excess of (pound)30,000 or disposed of any fixed asset having a value of more than (pound)30,000 in aggregate;

14.9 the Company has not hired or dismissed any senior employee earning an annual rate of remuneration, including fringe benefits, in excess of(pound)35,000;

14.10 no sum or benefit has been paid, applied or voted to any executive, director or employee of the Company by way of remuneration, bonus, incentive or otherwise in excess of the amounts paid or distributed to them by the Company at the Accounting Date so as to increase their total remuneration and no new service agreements have been made or entered into by the Company since the Accounting Date and the Company is under no contractual or other obligation to change the terms of service of any director, executive or employee and the Company will not change the terms of service of any executive, director or employee prior to Completion;

14.11 no dividends, bonuses or other distributions have been declared, paid or made in respect of any of the Sale Shares;

14.12 no share or loan capital of the Company has been issued or agreed to be issued or any option or right thereover granted;

14.13 the Company has not undergone any capital reorganisation or change in its capital structure;

14.14 no resolutions have been passed by the Company and nothing has been done in the conduct or management of the affairs of the Company which would be likely materially to reduce the net asset value of the Company;

14.15 the Company has not made any purchase or sale or introduced any method of management or operation in respect of the business, undertaking or assets of the Company except in a manner consistent with proper practice;

14.16 the Company has not incurred or become subject to any liability or obligation (absolute or contingent) except current liabilities and obligations, in each case incurred under contracts entered into in the ordinary course of business and consistent with past practice which do not materially increase the nature or amount of liabilities or obligations disclosed in the Accounts;

14.17 as at 30 September 2000 no material changes have occurred in the assets and liabilities (actual or contingent) shown in the Accounts and the Company has not discharged or satisfied any lien or encumbrance or any other obligation or liability (absolute or contingent) other than liabilities disclosed in the Accounts as at the Accounting Date and current liabilities incurred since the Accounting Date in the ordinary course of business;

14.18 the Company has not carried out or entered into any transaction and no other event has occurred in consequence of which (whether alone or together with any one or more transactions or events occurring before on or after the date hereof) any liability to Tax of the Company has arisen or will or may arise (or would have arisen or would or might arise but for the availability of any relief, allowance, deduction or credit) other than corporation tax on actual income (and not chargeable gains or deemed income) of the Company arising from transactions entered into in the ordinary course of business; and

14.19 no payment has been made by the Company which will not be deductible for corporation tax purposes either in computing the profits of the Company or in computing the corporation tax chargeable on the Company.

15.      Accuracy of Information Provided

15.1 All information contained in the Recitals to this Agreement and in the Schedules to this Agreement is true and accurate in all respects and not misleading in any respect.

15.2 All written information given to the Purchaser and its professional advisers by the Vendor, the officers and employees of the Company, the Vendor's professional advisers and the Company's advisers during the negotiations prior to this Agreement was when given and is at the date hereof true and accurate.

15.3 All information contained in the Disclosure Letter is true and accurate in all respects and fairly presented and there is no fact or matter which has not been disclosed in the Disclosure Letter which renders any such information untrue or misleading and there is no fact or matter concerning the Company and its business and affairs which has not on the basis of the utmost good faith been disclosed in the Disclosure Letter which would reasonably be expected to influence the decision of a purchaser to proceed with the purchase of the Sale Shares on the terms of this Agreement.

                                   SCHEDULE 6

                                   [NOT USED]

                                   SCHEDULE 7

                                    Software

The Company has no proprietary software and off the shelf licenced software only is used by the Company

                                   SCHEDULE 8

                               Vendor's Protection

1.       General

1.1 The provisions in this Schedule shall operate to establish certain terms of and procedures for dealings with claims under this Agreement.

1.2 Claims shall mean a claim under this Agreement and Claim shall be construed accordingly.

2.       Amount of Claim

2.1 The Vendor shall have no liability whatsoever in respect of any individual Claim unless the amount that would otherwise be recoverable from the Vendor in respect of that Claim exceeds the sum of (pound)20,000 exclusive of costs and interest and thereafter the Vendor shall be liable for the whole amount claimed and not merely the excess.

2.2 The aggregate liability of the Vendor under this Agreement to include but not limited to a claim under the Warranties, clause 8 or clause
         5.2.3 shall not exceed a sum equal to $7,000,000 exclusive of costs and interest.

2.3 If any payment is made by the Vendor under the Warranties it shall be treated as a reduction in the Consideration payable to the Vendor under this Agreement.

3.       Notice and Conduct of Claims

3.1 If any Claim other than one under clause 8 is made or any matter which comes to the notice of the Purchaser, the Subsidiary or the Company for which or as a result of which the Vendor may be liable under the Warranties the Purchaser, the Subsidiary or the Company shall, as appropriate:

3.1.1 not make any admission of liability, agreement, settlement or compromise and otherwise take any action which may be material in relation thereto without the prior written approval of the Vendor (such approval not to be unreasonably withheld or delayed); and

3.1.2 at all times take such action as may from time to time be reasonably required by the Vendor to avoid, resist, appeal, compromise, defend, mitigate or otherwise deal with the Claim or the liability thereof, subject always to the Purchaser, the Subsidiary or the Company being provided with reasonable security for any costs and expenses which it may reasonably thereby incur and subject always to such action not being prejudicial to the businesses of the Purchaser, the Company and the Subsidiary.

4.       Third Party Recovery (Rights)

4.1 Where under the provisions of the Tax statutes or otherwise the Purchaser, the Subsidiary or the Company is entitled to recover from some other person any sum in respect of any matter giving rise to a claim under this Agreement the Purchaser, the Subsidiary or the Company so entitled shall promptly notify the Vendor in writing of such entitlement and shall at the request and expense of the Vendor:

4.1.1             take all reasonable steps to enforce such recovery;

4.1.2 as soon as reasonably practicable supply all information which relates to such recovery to the Vendor including reasonable details of any steps taken to enforce such recovery and copies of all relevant correspondence and documents relating to the same.

5.       Third Party Recovery (Receipts)

5.1 If payment is made by the Vendor in respect of a Claim and the Purchaser, the Subsidiary or the Company subsequently recovers an indemnifiable loss from a third party in respect of the matter in respect of which the Claim was made the indemnity obligations of the Vendor with respect to that Claim only will be reduced to the extent of such recovery provided that:

5.1.1 such recovery shall not reduce the aggregate liability of the Vendor under clause 2.3; and

5.1.2 the indemnity obligations of the Vendor will only be reduced to the extent of such recovery if the Vendor has discharged the Claim in full.

6.       Changes in the Law

6.1 The Vendor shall have no liability whatsoever in respect of any Claim to the extent that the Claim would not have arisen but for the passing of or any change in any law, rule, regulation, interpretation of the law or administrative practice of any government, governmental department, agency or regulatory body, after the Completion Date.

6.2 No Claim may be made and the Vendor shall not be liable under this Agreement to the extent that the Claim arises or is increased as a result of any of the following occurring after the Completion Date: a retrospective change(s) in tax rates or in any legislation or a retrospective change or withdrawal of any published practice or published concession of any revenue, customs, fiscal, government, state, community, municipal or regional authority, body or person competent to impose or collect Tax.

7.       Mitigation

         Nothing in this Schedule shall in any way restrict or limit the general obligations at law of the Purchaser, the Subsidiary or the Company to mitigate any loss or damage which it may suffer in consequence of any event giving rise to any Claim.

8.       Conduct of Claims

8.1 If the Purchaser becomes aware of any matter which might give rise to a Claim (other than a Claim under clause 8 of this Agreement), the following provisions shall apply:

8.1.1 the Purchaser shall promptly give notice to the Vendor of the matter and in any event not later than 90 days after the Purchaser became aware of the matter shall consult with the Vendor in respect of the matter;

8.1.2 the Purchaser shall provide to the Vendor and to the Vendor' professional advisers on reasonable notice reasonable access to premises and personnel of the Company and/or the Subsidiary and to any relevant assets, documents and records within their power, possession or control for the purpose of investigating the matter and enabling the Vendor to take such action as is referred to in paragraph 8.1.3 below;

8.1.3 the Vendor (at its own expense) shall be entitled to take copies of any documents or records (except where the Purchaser, the Company or the Subsidiary has confidentiality obligations in respect thereof) and photograph any premises or assets as referred to in paragraph 8.1.2 above;

8.1.4 the Vendor shall be kept reasonably informed of all matters pertaining to a Claim and shall be entitled to see copies of all correspondence and notes or other written records of telephone conversations or meetings; and

8.1.5 all written communications pertaining to the Claim which are to be transmitted to any statutory or governmental authority or body whatsoever shall be copied to the Vendor.

8.2 the Vendor shall, and shall procure that all of its agents (if any) shall, keep confidential all information which it receives about the Company and/or the Purchaser or their affairs or businesses as a result of this clause 8.

8.3 For the avoidance of doubt, the Vendor will remain liable in accordance with the terms of this Agreement irrespective of any breach of the provisions of this clause 8 by the Purchaser.

9.       General

         The Purchaser undertakes to retain or to procure the retention by the Company and the Subsidiary of all such books, records, accounts, correspondence and other papers of the Company and the Subsidiary as are likely to be material in the context of the liability of the Vendor under the Warranties during the subsistence of the liability of the Vendor hereunder.

IN WITNESS WHEREOF the parties hereto have executed this document as a deed on the date appearing at the head hereof.


Executed by Claire Rollo                             )        /s/ Claire Rollo
as Attorney                                          )
for and on behalf of
Inversiones Mirabel, S.A.




Executed by                                          )        /s/ P.A. Murali
for and on behalf of                                 )        (P.A. Murali)
Mendocino Brewing Company




Executed by Claire Rollo                             )        /s/ Claire Rollo
as Attorney                                          )
for and on behalf of
Golden Eagle Trust

                                  SUPPLEMENT B

                                (Proposal No. 1)

                                FAIRNESS OPINION

November 3, 2000

The Subcommittee of the
Board of Directors
Mendocino Brewing Company
13351 South Highway 101
Hopland, CA  95449

Gentleman:

         Mendocino Brewing Company, Inc. ("Mendocino") proposes to enter into a Stock Purchase Agreement by and among Mendocino; Inversiones Mirabel, SA, a Panamanian Corporation ("Inversiones"), which owns all of the stock of United Breweries International (UK) Ltd., an English corporation ("UBI"); and Golden Eagle Trust, a trust formed under the laws of the Isle of Man (part of the United Kingdom) ("Golden Eagle"), which owns all of the stock of Inversiones, dated as of October 30, 2000 (the "Agreement"), and UBI shall be merged with and into Mendocino, and Mendocino shall continue as the surviving corporation. Shareholders of Inversiones will receive 5,500,000 (5.5 million) newly issued shares of Mendocino common stock in exchange for all of the equity of UBI, the parent company of UBSN, a wholly-owned subsidiary of UBI (the "Acquisition"). The terms and conditions of the Acquisition are set forth more fully in the Agreement.

         At present, UBSN is the only business operation of UBI. Prior to the Acquisition contemplated in the Agreement, UBI will have acquired, in addition to its presently constituted assets, the following rights and licenses, all of which will be freely transferable to Mendocino at the closing of the
Acquisition:

         o the exclusive distribution rights to Kingfisher Lager beer currently held by UB Ltd.;

         o        an option to brew Kingfisher  Lager beer in the United States;
                  and

         o a license from Kingfisher of America, Inc. to use the "Kingfisher" trademark in connection with UBI's distribution and/or sale of Kingfisher Lager beer.

         These rights and licenses will have 10-year terms, with automatic 10-year renewals, unless terminated for cause.

Mendocino has retained Sage Capital LLC ("Sage") to act as financial advisor to Mendocino in connection with Mendocino's consideration of various strategic alternatives. Sage was asked to render an opinion to the Subcommittee of the Board of Directors of Mendocino as to whether the equity consideration to be paid by Mendocino pursuant to the Agreement is fair to the shareholders of Mendocino from a financial point of view.

As part of its advisory services, Sage is regularly engaged in the business of advising the management and boards of directors of corporations regarding the issuance of securities, providing advisory services for mergers and acquisitions, issuing fairness opinions and providing market valuations. Pursuant to the terms of the engagement letters dated November 16, 1998 and February 1, 1999 and the assignment agreement of March 25, 1999, Mendocino has agreed to pay Sage a fee of $75,000 for services rendered in connection with the rendering of this opinion. Mendocino has also agreed to reimburse Sage for reasonable out-of-pocket expenses and to indemnify Sage against certain liabilities relating to or arising out of services performed by Sage as financial advisor to Mendocino. In arriving at the opinion set forth below, Sage, among other things, (i) reviewed the Agreement; (ii) reviewed certain publicly available information concerning Mendocino; (iii) held discussions with members of senior management of Mendocino concerning the business prospects of Mendocino, UBI and the US distribution business for Kingfisher beer including such managements' views as to the organization of and strategies with respect to the Acquisition; (iv) reviewed certain operating and financial reports prepared by the managements of Mendocino and UBI; (v) reviewed the recent reported prices and trading activity for the common stock of certain other companies engaged in businesses Sage considered comparable to those of Mendocino and compared certain publicly available financial data for those comparable companies to similar data for Mendocino; (vi) reviewed the financial terms of certain other merger and acquisition transactions that Sage deemed generally relevant; and (vii) performed and considered such other studies, analyses, inquiries and investigations as Sage deemed appropriate.

In connection with Sage's review and for purposes of its opinion, Sage did not independently verify any of the foregoing information and assumed (i) all such information is complete and accurate in all material respects, (ii) there have been no material changes in the assets, financial condition, results of operations, business or prospects of Mendocino and UBI since the respective dates of the last financial statements made available to Sage and all material liabilities (contingent or otherwise, known or unknown) of Mendocino and UBI are as set forth in the respective financial statements, and (iii) no adjustments will be made to the material terms of the Agreement from those set forth in the copies of the Agreement delivered to Sage prior to Sage's rendering of the final version of this opinion. With respect to the financial information of Mendocino and UBI provided to Sage by the managements of Mendocino and UBI, Sage has assumed for purposes of the opinion that such information has been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management, at the time of preparation, of the operating and financial performance of Mendocino and UBI. Sage did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of Mendocino or UBI, nor did Sage conduct a physical inspection of the properties and facilities of Mendocino and UBI in connection with its opinion. Sage's opinion is necessarily based upon market, economic, financial and other conditions as of the date of the opinion and any subsequent change in such conditions would require a reevaluation of this opinion. In rendering its opinion, Sage does not express any opinion or make any determination as to what specific consideration should be paid by Mendocino in connection with the Acquisition. The opinion rendered by Sage is limited to the evaluation and determination of whether the equity consideration to be paid by Mendocino according to the Agreement is fair, from a financial point of view, to the shareholders of Mendocino and does not address the underlying business decision of Mendocino and UBI to engage in the Acquisition. Sage is not expressing any opinion as to what the value of Mendocino's common stock will be when issued pursuant to the Agreement or the price at which Mendocino's common stock will trade at any time. Sage's opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Agreement.

This letter and the opinion expressed herein are provided at the request and for the information of the Subcommittee of the Board of Directors of Mendocino and may not be quoted or referred to or used for any other purpose without Sage's prior written consent, except that this letter may be disclosed in connection with any registration statement on Form S-4 or proxy statement used in connection with the Agreement so long as this letter is quoted in full in such registration statement on Form S-4 or proxy statement.

Based upon and subject to the foregoing, it is Sage's opinion that, as of the date hereof, the equity consideration to be paid by Mendocino according to the Agreement is fair to the shareholders of Mendocino from a financial point of view.

Best regards,
SAGE CAPITAL LLC

/s/ Bruce J. Alexander                               /s/ Laura A. Black
----------------------                               ------------------
Bruce J. Alexander                                   Laura A. Black
Managing Partner                                     Managing Partner

                                  SUPPLEMENT C

                                (Proposal No. 1)

                 Dissenters' Rights: Sections 1300 Through 1304
                       of the California Corporations Code

CHAPTER 13.  DISSENTERS' RIGHTS

ss.1300. Reorganization or short-form merger; dissenting shares; corporate purchase at fair market value; definitions

         (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

         (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

         (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

         (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

         (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

         (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

         (c) As used in this chapter, "dissenting shareholder" means the record holder of dissenting shares and includes a transferee of record.

ss.1301. Notice to holders of dissenting shares in reorganizations; demand for purchase; time; contents

         (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under
Section 1309.

         (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

         (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

ss.1302. Submission of share certificates for endorsement; uncertificated securities

         Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

ss.1303. Payment of agreed price with interest; agreement fixing fair market value; filing; time of payment

         (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

         (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

ss.1304. Action to determine whether shares are dissenting shares or fair market value; limitation; joinder; consolidation; determination of issues; appointment of appraisers

         (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

         (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

         (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

                                  SUPPLEMENT D

                                (Proposal No. 2)

                                BYLAWS AMENDMENT

2.2 Number.

The number of the corporation's directors shall not be less than five (5) and not more than nine (9). The number of directors shall be fixed, within the foregoing limits, by resolution of the board of directors or the shareholders. After the issuance of shares, no amendment to this Section 2.2 reducing the number of directors to a number below five (5) shall be enacted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote.

                                  SUPPLEMENT E

                            JUNE 30, 2000 FORM 10-QSB


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB

(Mark One)

[X] QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                    For the quarterly period ended June 30, 2000

       TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE EXCHANGE ACT

                           For the transition period from_________to____________


                         Commission file number 1-13636


                         Mendocino Brewing Company, Inc.
        (Exact name of small business issuer as specified in its charter)


         California                                             68-0318293
(State or other  jurisdiction of                               (IRS Employer
incorporation or organization)                               Identification No.)


               13351 South Highway 101, Hopland, California 95449
                    (Address of principal executive offices)


                                 (707) 744-1015
                           (Issuer's telephone number)


                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

                      APPLICABLE ONLY TO CORPORATE ISSUERS

The number of shares of the issuer's common stock outstanding as of June 30, 2000 is 5,530,117.

                                                      PART I

Item 1.           Financial Statements.

                 MENDOCINO BREWING COMPANY, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                  June 30, 2000
                                   (Unaudited)
                                                      ASSETS
CURRENT ASSETS

     Cash                                                                                    $    106,900
     Accounts receivable                                                                        1,240,500
     Inventories                                                                                  992,900
     Prepaid expenses                                                                             168,800
     Deferred income taxes                                                                         43,100
                                                                                             ------------
                           Total Current Assets:                                                2,552,200
                                                                                             ------------
PROPERTY AND EQUIPMENT                                                                         14,355,500
OTHER ASSETS                                                                                 ------------


     Deferred Taxes                                                                             2,440,300
     Other Assets                                                                                 311,600
                                                                                             ------------
                           Total Other Assets:                                                  2,751,900
                                                                                             ------------
                           Total Assets:                                                     $ 19,659,600
                                                                                             ============


                                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Line of credit                                                                          $  1,268,100
     Accounts payable                                                                           1,910,200
     Accrued liabilities                                                                          319,300
     Accrued wages and related expense                                                            176,800
     Current maturities of notes payable to related party                                         310,000
     Current maturities of obligation under capital lease                                         288,000
     Current maturities of obligation under long-term debt                                        327,400
                                                                                             ------------
                           Total Current Liabilities:                                           4,599,800

LONG TERM DEBT, less current maturities                                                         3,985,200
OBLIGATIONS under capital lease - less current maturities                                       1,236,600
                                                                                             ------------
                           Total Liabilities:                                                   9,821,600
                                                                                             ------------
STOCKHOLDERS' EQUITY

     Common stock, no par value: 20,000,000 shares authorized, 5,530,117 shares issued and
        outstanding                                                                            13,834,900
     Preferred stock, Series A, no par value, with aggregate liquidation preference of
        $227,600; 227,600 shares authorized, issued and outstanding                               227,600
     Accumulated deficit                                                                       (4,224,500)
                                                                                             ------------
                           Total Stockholders' Equity                                           9,838,000
                                                                                             ------------
                           Total Liabilities and Stockholders' Equity:                       $ 19,659,600
                                                                                             ============

              The accompanying notes are an integral part of these financial statements.

                                  MENDOCINO BREWING COMPANY, INC. AND SUBSIDIARY
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (Unaudited)
                                            --------------------------    ---------------------------
                                                THREE MONTHS ENDED            SIX MONTHS ENDED
                                                     June 30                       June 30
                                            --------------------------    --------------------------
                                                2000           1999           2000           1999
                                            -----------    -----------    -----------    -----------
SALES                                       $ 2,660,400    $ 2,485,200    $ 4,730,600    $ 4,334,500
LESS EXCISE TAXES                               150,900        148,100        272,500        258,900
                                            -----------    -----------    -----------    -----------
NET SALES                                     2,509,500      2,337,100      4,458,100      4,075,600
COST OF GOODS SOLD                            1,446,800      1,504,600      2,865,700      2,909,900
                                            -----------    -----------    -----------    -----------
GROSS PROFIT                                  1,062,700        832,500      1,592,400      1,165,700
                                            -----------    -----------    -----------    -----------
OPERATING EXPENSES
     Retail operating                            94,500        104,600        192,400        194,600
     Marketing                                  397,300        392,600        719,700        737,200
     General and administrative                 337,900        395,800        682,100        746,300
                                            -----------    -----------    -----------    -----------
                                                829,700        893,000      1,594,200      1,678,100
                                            -----------    -----------    -----------    -----------
INCOME (LOSS) FROM OPERATIONS                   233,000        (60,500)        (1,800)      (512,400)
                                            -----------    -----------    -----------    -----------
OTHER INCOME (EXPENSE)
     Interest income (expense)                   29,200          2,700         43,000          8,600
     Acquisition expense                           --          (78,400)          --          (78,400)
     Interest expense                          (226,600)      (213,800)      (458,400)      (420,400)
                                            -----------    -----------    -----------    -----------
                                               (197,400)      (289,500)      (415,400)      (490,200)
                                            -----------    -----------    -----------    -----------
INCOME (LOSS) BEFORE INCOME TAXES                35,600       (350,000)      (417,200)    (1,002,600)
PROVISION FOR (BENEFIT FROM) INCOME TAXES         2,200       (140,200)         2,200       (400,300)
                                            -----------    -----------    -----------    -----------
NET INCOME (LOSS)                           $    33,400    $  (209,800)   $  (419,400)   $  (602,300)
                                            ===========    ===========    ===========    ===========
BASIC EARNINGS (LOSS) PER SHARE             $      0.01    $     (0.05)   $     (0.08)   $     (0.13)
                                            ===========    ===========    ===========    ===========
DILUTED EARNINGS (LOSS) PER SHARE           $      0.01    $     (0.05)   $     (0.08)   $     (0.13)
                                            ===========    ===========    ===========    ===========

          The accompanying notes are an integral part of these financial statements.

                                  MENDOCINO BREWING COMPANY, INC. AND SUBSIDIARY
                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                    (Unaudited)
                                                         -----------------------    -----------------------
                                                            THREE MONTHS ENDED        SIX MONTHS ENDED
                                                                  June 30                  June 30
                                                          ----------------------    -----------------------
                                                             2000         1999         2000         1999
                                                          ---------    ---------    ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net Income (Loss)                                    $  33,400    $(209,800)   $(419,400)   $(602,300)
     Adjustments to reconcile net income (loss) to net
       cash from operating activities:
         Depreciation and amortization                      196,900      215,200      393,300      417,700
         Deferred income taxes                                 --       (140,700)        --       (401,800)
     Changes in:
         Accounts receivable                                (17,200)    (365,600)    (200,200)    (581,100)
         Inventories                                         13,500      (76,500)     175,800       44,800
         Prepaid expenses                                  (118,500)      45,100     (111,600)     (36,700)
         Deposits and other assets                          (14,500)      (2,900)      30,900       (5,000)
         Accounts payable                                   129,100      272,300      201,400      624,800
         Accrued wages and related expenses                  (1,000)     (26,100)     (27,800)     (12,000)
         Accrued liabilities                                115,600       99,500      189,000      119,900
                                                          ---------    ---------    ---------    ---------
                    Net cash from operating activities:     337,300     (189,500)     231,400     (431,700)
                                                          ---------    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of property, equipment, and leasehold        (13,100)     (32,000)     (18,900)     (51,200)
       improvements
     Increase in intangibles                               (129,300)        --       (192,000)        --
                                                          ---------    ---------    ---------    ---------
                    Net cash from investing activities:    (142,400)     (32,000)    (210,900)     (51,200)
                                                          ---------    ---------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
     Net proceeds from line of credit                         9,500      358,500      108,200      664,400
     Principal payments on long-term debt                   (87,300)     (84,000)    (174,100)    (117,100)
     Borrowings on long-term debt                              --           --        310,000         --
     Payments on obligation under long-term lease           (62,100)     (53,000)    (148,100)    (106,400)
     Disbursements in excess of deposits                       --           --         (9,600)        --
                                                          ---------    ---------    ---------    ---------
                    Net cash from financing activities:     139,900      221,500       86,400      440,900
                                                          ---------    ---------    ---------    ---------
INCREASE / (DECREASE) IN CASH                                55,000         --        106,900      (42,000)
                                                          ---------    ---------    ---------    ---------
CASH, beginning of period                                    51,900         --           --         42,000
                                                          ---------    ---------    ---------    ---------
CASH, end of period                                       $ 106,900    $    --      $ 106,900    $    --
                                                          =========    =========    =========    =========
     Supplemental cash flow information includes the
       following:
       Cash paid during the period for:
         Interest                                         $ 193,200    $ 191,300    $ 385,100    $ 351,200
                                                          ---------    ---------    ---------    ---------

        The accompanying notes are an integral part of these financial statements.

                 MENDOCINO BREWING COMPANY, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 - Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's annual report on Form 10-KSB for the year ended December 31, 1999. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2000, are not necessarily indicative of the results that may be expected for the year ending December 31, 2000.

Note 2 - Line of Credit

The Company has available a $3,000,000 line of credit from a financial institution with interest at the prime rate plus 2.25%. Approximately $1,484,000 was advanced to the Company in the form of a term loan. The term loan is repayable in monthly installments of $24,700 over sixty months commencing March 1999. The amount of the term loan outstanding as of June 30, 2000 was $1,088,200. The amount under the working capital line of credit outstanding as of June 30, 2000 was $1,268,000. The bank's commitment under the line of credit matures September 2000. The line of credit is secured by substantially all of the assets of the Releta Brewing Company, LLC, and all of the accounts receivable, inventory, general intangibles of the Company, a second position on the assets of the Company, and certain securities pledged by a stockholder.

Note 3 - Notes Payable

The Company has a $2,700,000 note, with interest at Treasury Constant Maturity Index for five year treasuries plus 4.17%, currently 10.00%. The note requires monthly payments of principal and interest of $24,400. The note matures in December 2012 with a balloon payment and is secured by real property located in Ukiah, California.

The Company has a notes payable which consists of convertible notes to United Breweries of America Inc. in the amount of $871,300 as of June 30, 2000. The notes bear interest at the prime rate plus 1.5%, subject to a maximum of 10.00% per year, and mature 18 months from the date of the advance. The advances are unsecured and the notes mature through September 2001. The notes are convertible at the option of United Breweries of America Inc., into common stock at $1.50 per share upon maturity. Interest accrued on the above notes as of June 30, 2000 was $50,300.

Note 4 - Income Taxes

As of June 30, 2000, the Company has available for carryforward approximately $7,172,000, $2,771,000 and $862,000 of Federal, California and New York net operating losses.

Approximately $940,000 of the Federal and New York net operating losses will expire in 2012 and the remaining through 2020. The California net operating losses expire beginning in 2001 through 2005. The Company also has $28,000 of California Manufactures Investment Tax Credits that can be carried forward to offset future taxes that begin to expire in 2005. The Company has recorded a valuation allowance of approximately $180,000 for net operating losses that are not expected to be utilized prior to expiration. For the quarter ending June 30, 2000, the Company has not recorded any benefit from income taxes due to this valuation allowance.

Note 5 - Related Party Transactions

As of June 30, 2000, the Company has expensed consulting fees to one of its directors in the amount of $16,200 for consulting services performed for the Company. Of this amount, the Company has paid $13,500 through June 30, 2000.

As of June 30, 2000, the Company has recognized  $8,700 in expenses  incurred on
its  behalf  by  American  United  Breweries   International  Inc.  (AUBI).  The
outstanding amount payable to AUBI as of June 30, 2000 is $23,800.

On March 29, 2000, the Company announced that it intends to enter into two concurrent related-party transactions. Subsequently, the transactions were consolidated into a single transaction.

In the transaction, the Company will acquire UBSN Ltd. by acquiring all of the issued and outstanding shares of United Breweries International UK, Ltd. ("UBI UK, Ltd."), which is the parent company of UBSN Ltd. In the transaction, the Company has offered to issue approximately 5,500,000 shares of the Company's common stock in exchange for the shares of UBI UK, Ltd. Upon the closing of the transaction, UBI UK Ltd. will become a wholly-owned subsidiary of the Company. The closing of the transaction is expected to occur in late September 2000, or as soon thereafter as the various conditions to closing have been satisfied or waived.

The closing of the transaction, the obligation of the Company to proceed with the acquisition of the shares of UBI UK, Ltd., and the precise number of shares of common stock to be issued are subject to the satisfaction or waiver of certain conditions including: (i) the approval of the proposed acquisition by the Board of Directors of the Company; (ii) the approval of the transaction by the shareholders of the Company; (iii) the approval by the Securities and Exchange Commission of the Company's Proxy Statement with respect to the transaction; and (iv) the receipt by the Company of a "fairness opinion", in a form satisfactory to the Board of Directors of the Company, regarding the transaction from Sage Capital LLC.

Prior to the acquisition, UBI UK, Ltd. will obtain the distribution rights to the "Kingfisher" brand of beer in the United States. Under the terms of the distribution agreement, the Company will also have an option to brew "Kingfisher" brand beer in the United States, for distribution primarily in the United States, on mutually agreed terms and conditions. However, in order to commence the brewing and distribution of the "Kingfisher" beer, the Company will have to obtain a license to use the "Kingfisher" trademark from Kingfisher of America Inc ("KAI"). The Company will be solely responsible for obtaining that trademark license, at its sole expense, and there are no assurances that such license will be obtained.

The transaction described above is a related party transaction because the corporation that owns all of the shares of UBI UK, Ltd. is held by a trust, which is controlled by fiduciaries who may exercise discretion in favor of Dr. Mallya, amongst others. Dr. Vijay Mallya is the Chairman and Chief Executive Officer of the Company. Further, KAI is owned by a foreign corporation, the shares of which are controlled by fiduciaries who may exercise discretion in favor of Dr. Mallya, amongst others.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.


The following discussion and analysis should be read in conjunction with the Financial Statements and the Notes thereto included as Item 1 of this Report. The discussion of results and trends does not necessarily imply that these results or trends will continue.

Forward-Looking Information

The Management's Discussion and Analysis of Financial Condition and Results of Operations and other sections of this Form 10-QSB contain forward-looking information. The forward-looking information involves risks and uncertainties that are based on current expectations, estimates and projections about the Company's business, Management's beliefs and assumptions made by Management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and variations of such words and similar expressions are intended to identify such forward-looking information. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking information due to numerous factors, including, but not limited to, availability of financing for operations, successful performance of internal operations, impact of competition, changes in distributor relationships or performance and other risks detailed below as well as those discussed elsewhere in this Form 10-QSB and from time to time in the Company's Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which are valid as of the date of this filing.

Overview

Sales (measured in barrels) during the first six months of 2000 increased to 23,398 barrels from 22,999 barrels in the first six months of 1999. This represents an increase of 2% over the first six months of 1999. Of the total sales of 23,398 barrels, the sales out of the Ukiah facility amounted to 20,008 barrels and the sales out of the Saratoga Springs facility amounted to 3,390 barrels. In Saratoga Springs, the volume decreased to 3,390 barrels in 2000 from 5,614 barrels in 1999. This was mainly due to management's effort to concentrate on the growth of the Company's own brands and phase out the reliance on contract brewing. This resulted in the contract brewing reduction from 65% of total sales in the first six months of 1999 to 22% for the first six months of 2000. Although the sales volume in Saratoga decreased 2,224 barrels (5,614 to 3,390) or 40%, net sales expressed in dollars only decreased by 20%. The sales volume for the first six months of 2000 showed a growth of 15% out of the facility located in Ukiah, California.

The increase in net sales during the six-month period ending June 30, 2000 was achieved in significant part through increased and improved marketing efforts.

The high costs associated with the new brewery located at Ukiah, the fixed costs of the Ten Springs Brewery (neither of which are being utilized to their full capacity), and the interest expenses contributed to a net loss of $419,400 for the first six months of 2000. The loss from operations as a percentage of net sales decreased from 12.51% for the first six months of 1999 to 0.04% for the first six months of 2000.

Results of Operations

The following discussion sets forth information for the six-month periods ending June 30, 2000 and 1999. This information has been derived from unaudited interim financial statements of the Company contained elsewhere herein and reflects, in Management's opinion, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of operations for these periods. Results of operations for any interim period are not necessarily indicative of results to be expected for the full fiscal year.

The following table sets forth, as a percentage of sales, certain items included in the Company's Statements of Operations, as set forth above under "Financial Statements," for the periods indicated:

                                                     ---------------------------
                                                          Six Months Ended
                                                             June 30
                                                     ---------------------------
                 Statements of Income Data:
                                                      2000                1999
                                                     ------              -----
Sales                                                106.11%            106.35%

Excise taxes                                           6.11               6.35

Net Sales                                            100.00             100.00

Cost of Sales                                         64.28              71.40
                                                     ------              -----

Gross Profit                                          35.72              28.60

Retail Operating Expense                               4.32               4.77

Marketing Expense                                     16.14              18.09

General and Administrative Expenses                   15.30              18.31
                                                     ------              -----

Total Operating Expenses                              35.76              41.17
                                                     ------              -----

Loss from Operations                                  (0.04)            (12.57)

Other Income                                           0.96               0.21

Other Expense                                           --               (1.92)

Interest income (expense)                            (10.28)            (10.32)

Loss before income taxes                              (9.36)            (24.60)

(Provision) / Benefit from income taxes               (0.05)              9.82

Net Profit (Loss)                                     (9.41)            (14.78)

Balance Sheet Data:

Cash                                            $   106,900        $         0

Working Capital                                  (2,047,600)        (1,026,700)

Property and Equipment                           14,355,500         15,026,500

Deposits and Other Assets                         2,751,900          2,166,700

Total Assets                                     19,659,600         19,595,900

Long-term Debt                                    3,985,200          5,141,400

Obligation under Capital  Lease                   1,236,600          1,485,600

Total Liabilities                                 9,821,600         10,056,400

Shareholder's equity                              9,838,000          9,539,500

Net Sales. Net sales for the first six months of 2000 were $4,458,100 compared to $4,075,600 for the first six months of 1999, representing an increase of 9.39%. The sales volume increased to 23,398 barrels during the first six months of 2000, from 22,999 barrels during the first six months of 1999, representing an increase of 1.73%. Management attributes the increased sales to improved marketing strategies, including new point of sale materials and increased sales personnel. The increase in overall net sales during the first six months of 2000 was achieved mainly by higher wholesale shipments which represented an increase of $390,800 over the wholesale shipments during the first six months of 1999. In view of management's focus on wholesale beer sales, retail sales for the first six months of 2000 showed a slight increase of $5,300 over the first six months of 1999.

Cost of Goods Sold. Cost of goods sold as a percentage of net sales during the first six months of 2000 was 64.28%, as compared to 71.40% during the first six months of 1999, representing a decrease of 7.12%. As a percentage of net sales, during the first six months of 2000, labor costs decreased from 13.61% in 1999, to 10.19% in 2000, depreciation decreased from 8.37% in1999 to 7.76% in 2000, utilities decreased from 3.64% in 1999 to 3.46% in 2000, other manufacturing expenses increased from 4.20% in 1999 to 4.60% in 2000, thereby contributing to the overall decrease of 7.12% of the cost of goods sold as a percentage of net sales, as compared to the first six months of 1999. Management attributes the balance of the decrease to higher sales volumes at Ukiah and improvement in production efficiencies at both Ukiah and Saratoga Springs, thereby lowering overall production costs.

Gross Profit. As a result of the higher net sales described above, gross profit for the first six months of 2000 increased to $1,592,400, from $1,165,700 for the comparable period of 1999, representing an increase of 37%. As a percentage of net sales, the gross profit during the first six months of 2000 increased to 35.72% from that of 28.60% for the corresponding period of 1999.

Operating Expenses. Operating expenses for the first six months of 2000 were $1,594,200, as compared to $1,678,100 for the first six months of 1999, representing a decrease of 5.00%. Operating expenses consist of retail operating expenses, marketing and distribution expenses, and general and administrative expenses.

Retail operating expenses for the first six months of 2000 were $192,400, representing a decrease of $2,200, or 1.13%, from the first six months of 1999. As a percentage of net sales, retail operating expenses decreased to 4.32% as compared to 4.77% for the first six months of 1999. The decrease in retail operating expenses consisted mainly of a decrease in labor expenses totaling $2,200.

Marketing and distribution expenses for the first six months of 2000 were $719,700, representing a decrease of $17,500, or 2.37%, from the first six months of 1999. As a percentage of net sales, marketing and distribution expenses represented 16.14% as compared to 18.09% during the first six months of 1999. Compared to the first six months of 1999, marketing and sales labor increased by $55,000; media and advertising increased by $40,500; design and agency fees decreased by $15,400; telephone expenses decreased by $4,800; sales promotions expenses decreased by $43,400; point of sale expenses decreased by $81,000; freight increased by $37,100 (due to New York facility's shipments of the Company's own brands); travel and entertainment decreased by $16,500; and other expenses increased by $1,200.

General and administrative expenses were $682,100, representing a decrease of $64,200 from the first six months of 1999. As a percentage of net sales, the general and administrative expenses were 15.30% for the first six months of 2000, as compared to 18.31% for the first six months of 1999. As compared to the first six months of 1999, salaries decreased by $71,400; professional and legal fees decreased by $13,800; travel and entertainment increased by $4,600, insurance increased by $18,400 and net miscellaneous expenses decreased by $2,000.

Other Income (Expenses). Other income and (expenses) for the first six months of 2000 were ($415,400), representing a decrease of $74,800 when compared to the first six months of 1999. The decrease is due to the fact that no write-offs of acquisition costs were necessary ($74,800 in 1999), interest expenses increased by $38,000 and miscellaneous income increased $34,400. Miscellaneous income consisted of $26,400 in fire insurance proceeds and $11,400 in returned builder fees from the City of Ukiah.

Loss Before Income Taxes. The loss before income tax for the first six months of 2000 was $417,200 as against $1,002,600 for the corresponding period of 1999. As a percentage of net sales, the net loss before income taxes improved to 9.36% during the first six months of 2000 as against 24.60% for the first six months of 1999.

Benefit From Income Taxes. As of June 30, 2000, the Company has available for carryforward approximately $7,172,000, $2,771,000 and $862,000 of Federal, California and New York net operating losses. Approximately $940,000 of the Federal and New York net operating losses will expire in 2012 and the remaining through 2020. The California net operating losses expire beginning in 2001 through 2005. The Company also has $28,000 of California Manufacturers Investment Tax Credits that can be carried forward to offset future taxes that begin to expire in 2005. The Company has recorded a valuation allowance of approximately $180,000 for net operating losses that are not expected to be utilized prior to expiration. For the quarter ending June 30, 2000, the Company has not recorded any benefit from income taxes due to this valuation allowance.

The Loss. The net loss for the first six months of 2000 was $419,400, as compared to a net loss of $602,300 (after a benefit from income tax of $400,300) for the first six months of 1999. As a percentage of net sales, net loss for the first six months of 2000 decreased to 9.41%, as compared to 14.78% (after a benefit from income tax of $400,300) for the first six months of 1999.

Segment Information

Mendocino Brewing Company, Inc.'s business presently consists of two segments. The first is brewing for wholesale to distributors and other retailers. This segment accounted for 95% of the Company's gross sales for the first six months of 2000. The second segment consists of brewing beer for sale along with food and merchandise at the Company's brewpub and retail merchandise store located at the Hopland Brewery. This segment accounted for 5% of the Company's total gross sales during the first six months of 2000.

With expanded wholesale beer production in both Ukiah and Saratoga Springs, management expects that retail sales, as a percentage of total sales, will decrease proportionally to the expected increase in the Company's wholesale sales.

The  Company's   business   segments  are  brewing   operations   and  a  retail
establishment  known as the  Hopland  Brewery.  A summary of each  segment is as follows:
                                                                Six Months Ended June 30, 2000
                                          ----------------------------------------------------------------------------
                                                 Brewing              Retail          Corporate
                                               Operations           Operations        and Other           Total
                                          ---------------------- ----------------- ----------------- -----------------
Sales                                         $ 4,475,400         $ 255,200        $      --        $ 4,730,600
Operating Profit (Loss)                            26,900           (28,700)              --             (1,800)
Identifiable Assets                            15,267,100            81,300         4,311,200        19,659,600
Depreciation and amortization                     354,800             3,200            35,300           393,300
Capital Expenditures                                9,000             5,600             4,300            18,900

                                                          Six Months Ended June 30, 1999
                                         -----------------------------------------------------------------------------
                                                Brewing         Retail Operations     Corporate
                                              Operations                              and Other           Total
                                         ---------------------- ------------------ ----------------- -----------------
Sales                                         $ 4,084,600          $ 249,900        $      --        $ 4,334,500
Operating Loss                                   (478,100)           (34,300)              --           (512,400)
Identifiable Assets                            14,827,800             52,000         4,716,100        19,595,900
Depreciation and amortization                     389,400              3,400            24,900           417,700
Capital Expenditures                              121,700                --             30,900           152,600

Seasonality

Beer consumption nationwide has historically been approximately 20% higher during the summer months as compared to the other months of the year. It is not clear to what extent seasonality will affect the Company as it expands its capacity and its geographic markets.

Capital Demands

The Company has yet to complete the build-out of its administrative space and the exterior landscaping of the Ukiah facility. The Ukiah brewery is presently operating under a temporary certificate of occupancy from the City of Ukiah. Completion of construction is a condition to the issuance of a final certificate of occupancy. Failure to complete construction and obtain a final certificate of occupancy could have a material adverse effect on the Company's business, financial condition and results of operations.

Liquidity and Capital Resources

Long Term Debt. The Company has in place a $2,700,000 term loan from the Savings Bank of Mendocino County. The loan is payable in monthly installments of $24,400, including interest at the Treasury Constant Maturity Index plus 4.17%, currently 10.00%, maturing on December 1,

2012 with a balloon payment. The loan is secured by some of the assets of the Company (other than the Ten Springs brewery), including without limitation, a first priority deed of trust on the Ukiah land and improvements, fixtures and most of the equipment of the Company.

Credit Facility. The CIT Group/Credit Finance, Inc. ("CIT") has provided the Company with a $3,000,000 maximum line of credit with an advance rate of 80% of the qualified accounts receivable and 60% of the inventory at an interest rate of the prime rate of Chase Manhattan Bank of New York plus 2.25% payable monthly, maturing September 23, 2000. The line of credit is secured by all accounts, general intangibles, inventory, and equipment of the Company except for the specific equipment and fixtures of the Company leased from FINOVA Capital Corporation, as well as by a second deed of trust on the Company's Ukiah land improvements. $1,484,000 of the line of credit was advanced to the Company as an initial term loan, which is repayable in sixty consecutive monthly installments of principal, each in the amount of $24,700. The Company commenced repayment of the term loan in March 1999 and approximately $1,088,200 of the term loan was outstanding as of June 30, 2000. Based on the Company's current level of accounts receivable and inventory, the Company has drawn the maximum amount permitted under the line of credit. As of June 30, 2000, the total amount outstanding on the line of credit was $1,268,000. The Company has recently commenced discussions with CIT for a renewal of the line of credit. However, there are no assurances that any renewal will be agreed upon by CIT and the Company. Further, if CIT and the Company cannot agree upon terms with respect to a renewal of the line of credit, or if the Company fails to enter into an agreement with another source of financing, then the Company will be materially and adversely affected.

Equipment Lease. The Company has leased from FINOVA Capital Corporation ("Finova") brewing equipment at a total cost of approximately $1,780,000 to the Company for a term of 7 years (commencing December 1996) with monthly rental payments of approximately $27,100 each. At expiration of the initial term of the lease, the Company may purchase the equipment at its then current fair market value but not less than 25% nor more than 30% of the original cost of the equipment, or at the Company's option, may extend the term of the lease for an additional year at monthly rental payments of approximately $39,000 with an option to purchase the equipment at the end of the year at then current fair market value. The lease is not pre-payable. There can be no assurances that the Company will be able to finance the purchase of equipment at the end of the term of the lease and the failure to purchase the necessary equipment from Finova is likely to have a material adverse effect on the Company.

Shareholder Commitment of Line of Credit. In mid 1999, UBA, the Company's largest shareholder, agreed to provide the Company with a credit facility of up $800,000 (the "1999 Facility"). On August 31, 1999, the Company and UBA entered into a Master Line of Credit Agreement setting forth the terms of the 1999 Facility. Pursuant to the terms of the Master Line of Credit Agreement, advances on the 1999 Facility bear interest at the prime rate of the Bank of America in San Francisco plus 1.5%, up to a maximum of 10%, and is due and payable quarterly. The principal amount of each advance, together with any accrued but unpaid interest on such advance, is due 18 months after the date of such advance. Each advance made on the 1999 Facility will be evidenced by a convertible note. Each convertible note includes a conversion feature whereby UBA could, at its option, convert the principal and any accrued but unpaid interest into unregistered shares of the Company's common stock on or after the maturity date, at a rate of one share of common stock for each $1.50 of principal and unpaid interest. On April 30, 2000, the Company accepted UBA's offer to increase the maximum amount of the 1999 Facility from $800,000 to $1,200,000. Subsequently, the Company and UBA entered into a First Amendment to the Master Line of Credit Agreement.

As of June 30, 2000, the Company has made seven draws on the 1999 Facility. The aggregate amount drawn, together with accrued but unpaid interest, equaled $921,600 which corresponds to the right of UBA to acquire up to 614,400 shares of common stock of the Company at a conversion price of $1.50 per share.

The obligations of the Company pursuant to the line of credit are subordinate to the obligations of the Company to CIT, Finova, and Savings Bank of Mendocino County. However, provided that the Company meets certain requirements under the terms of its existing obligations to CIT, Finova, and Savings Bank of Mendocino County, the Company is required to make quarterly payments of interest in cash. Further, if UBA elects not to convert the principal and any unpaid interest into common stock at maturity and provided that the financial condition of the Company meets certain requirements under the terms of its existing obligations with CIT, Finova and Savings Bank of Mendocino County, then the Company shall repay any such amounts over a period of five years in equal monthly installments. There can be no assurances that UBA will convert any of the amounts drawn on the line of credit into common stock.

Keg Management Arrangement. The Company has entered into a keg management agreement with MicroStar Keg Management LLC. Under this arrangement, MicroStar provides the Company with half-barrel kegs for which the Company pays a filling fee. Distributors return the kegs to MicroStar instead of the Company. MicroStar then supplies the Company with additional kegs. If the agreement terminates, the Company is required to purchase a certain number of kegs from MicroStar. The Company would probably finance the purchase through debt or lease financing, if available. However, there can be no assurances that the Company will be able to finance the purchase of kegs and the failure to purchase the necessary kegs from MicroStar is likely to have a material adverse effect on the Company.

The Company's ratio of current assets to current liabilities on June 30, 2000, was 0.55 to 1.0 and its ratio of assets to liabilities was 2.0 to 1.0.

Year 2000 Matters

Year 2000 issues could affect the performance of the Company's business. While not all Year 2000 date-related disruption scenarios have passed, through the date of this filing, the Company has experienced no material disruptions or other significant problems. There is a possibility of disruptions in the future including errors that could still arise in the Company's internal and network information systems because of their failure to correctly recognize and process date information after the calendar change from 1999 to 2000, or their inability to properly process the date February 29, 2000. The Company also may yet experience supplier-related Year 2000 problems. If any of these Year 2000 problems occur, the Company's operations could be significantly hampered. The Company is continuing to monitor and mitigate its exposure as appropriate, but based on currently available information, the Company continues to believe that Year 2000-related disruptions or other problems, if any, will not have a significant adverse impact on the Company's operational results or financial condition. However, the Company cannot be certain that Year 2000 issues will not have a material adverse impact.

Impact of Expansion on Cash Flow

The Company must make timely payment of its debt and lease commitments to continue its operations. Unused capacity at the Ukiah facility and the Saratoga Springs facility has placed additional demands on the Company's working capital. Historically, working capital for the day to day business operations was provided primarily through operations. Beginning approximately with the second quarter of 1997, the time at which the Ukiah brewery commenced operations, proceeds from operations have not been able to provide sufficient working capital for the day to day operations of the Company. To fund its operating deficits, the Company has relied upon lines of credit and other credit facilities. However, there can be no assurances that the Company will have access to any such sources of funds in the future, and the inability to secure sufficient funds will have a materially adverse effect on the Company.

Merger with UBSN

On March 29, 2000, the Company announced that it intends to enter into two concurrent related-party transactions. Shortly thereafter, the structure of the transaction was consolidated into a single transaction.

In the transaction, the Company will acquire UBSN Ltd. by acquiring all of the issued and outstanding shares of United Breweries International UK, Ltd. ("UBI UK, Ltd."), which is the parent company of UBSN Ltd. In the transaction, the Company has offered to issue approximately 5,500,000 shares of the Company's common stock in exchange for the shares of UBI UK, Ltd. Upon the closing of the transaction, UBI UK Ltd. will become a wholly-owned subsidiary of the Company. The closing of the transaction is expected to occur in late September 2000, or as soon thereafter as the various conditions to closing have been satisfied or waived. Prior to the closing, UBI UK Ltd. will have will have obtained the distribution rights to the "Kingfisher" brand of beer in the United States. Under the terms of the distribution agreement, the Company will also have an option to brew "Kingfisher" brand beer in the United States, for distribution primarily in the United States, on terms and conditions mutually agreeable with American United Breweries of America, Inc ("AUBI"). However, in order to commence the brewing and distribution of the "Kingfisher" beer, the Company will have to obtain a license to use the "Kingfisher" trademark from Kingfisher of America Inc ("KAI"). The Company will be solely responsible for obtaining that trademark license, at its sole expense, and there are no assurances that such license will be obtained.

The closing of the transaction, the obligation of the Company to proceed with the acquisition of the shares of UBI UK, Ltd., and the precise number of shares of common stock to be issued are subject to the satisfaction or waiver of certain conditions including: (i) the approval of the proposed acquisition by the Board of Directors of the Company; (ii) the approval of the transaction by the shareholders of the Company; (iii) the approval by the Securities and Exchange Commission of the Company's Proxy Statement with respect to the transaction; and (iv) the receipt by the Company of a "fairness opinion", in a form satisfactory to the Board of Directors of the Company, regarding the transaction from Sage Capital LLC.

The closing of the acquisition was originally scheduled to occur in late June, 2000. However, conforming all of the foreign entities' financial statements consistent with United States accounting standards and as required by the U.S. Securities and Exchange Commission, and conducting all of the required audits, has taken longer than expected.

The transaction described above is a related party transaction because the corporation that owns all of the shares of UBI UK, Ltd. is held by a trust, which is controlled by fiduciaries who may exercise discretion in favor of Dr. Mallya, amongst others. Dr. Vijay Mallya is the Chairman and Chief Executive Officer of the Company. Further, AUBI and KAI are owned by foreign corporations, the shares of which are controlled by fiduciaries who may exercise discretion in favor of Dr. Mallya, amongst others.

Additional information will be contained in the 2000 Proxy Statement, and such information is incorporated herein by reference.

                                     Part II

Item 1.           Legal Proceedings.

The Company is engaged in ordinary and routine litigation incidental to its business. Management does not anticipate that any amounts, which it may be required to pay by reason thereof, will have a material effect on the Company's financial position.

Item 2.           Changes in Securities.

None.

Item 3.           Default Upon Senior Securities.

None.

Item 4.           Submission of Matters to a Vote of Security Holders.

None.

Item 6.           Exhibits and Reports on Form 8-K.
Exhibit
Number                  Description of Document
------                  -----------------------
     3.1        (A)     Articles of Incorporation, as amended, of the Company.

     3.2        (B)     Bylaws of the Company

     4.1                Articles 5 and 6 of the Articles of Incorporation, as amended, of the Company (Reference is made to
                        Exhibit 3.1).

     4.2                Article 10 of the Restated Articles of Incorporation, as amended, of the Company (Reference is made to Exhibit 3.2).

    10.1        (A)     Mendocino Brewing Company Profit Sharing Plan.


                                       15


    10.2        (A)     1994 Stock Option Plan (previously filed as Exhibit 99.6).

    10.4        (A)     Wholesale Distribution Agreement between the Company and Bay Area Distributing.

    10.5        (A)     Wholesale Distribution Agreement between the Company and Golden Gate Distributing.

    10.6        (A)     Sales Contract between the Company and John I. Hass, Inc.

    10.7        (F)     Liquid Sediment Removal Services Agreement with Cold Creek Compost, Inc.

    10.8        (A)     Lease Agreement between the Company and Kohn Properties.

    10.9        (C)     Commercial Real Estate Purchase Contract and Receipt for Deposit (previously filed as Exhibit 19.2).

    10.15       (N)     Commercial Lease between Stewart's Ice Cream Company, Inc. and Releta Brewing Company, LLC.

    10.16       (M)     Agreement between United Breweries of America, Inc. and Releta Brewing Company, LLC regarding payment of certain liens.

    10.17       (K)+    Keg Management Agreement with MicroStar Keg Management LLC.

    10.18       (E)     Agreement to Implement  Condition of Approval No. 37 of the Site  Development  Permit  95-19
                        with the City of Ukiah, California (previously filed as Exhibit 19.6).

    10.19       (G)     Manufacturing Business Expansion and Relocation Agreement with the City of Ukiah.

    10.20       (G)     Manufacturing Business Expansion and Relocation Agreement with the Ukiah Redevelopment Agency.

    10.21       (O)     $2,700,000 Note in favor of the Savings Bank of Mendocino County.

    10.22       (O)     Hazardous Substances Certificate and Indemnity with the Savings Bank of Mendocino County.

    10.23       (J)     Equipment Lease with FINOVA Capital Corporation.

    10.24       (J)     Tri-Election Rider to Equipment Lease with FINOVA Capital Corporation.

    10.25       (J)     Master Lease Schedule with FINOVA Capital Corporation.

    10.26       (L)     Investment Agreement with United Breweries of America, Inc.

    10.27       (L)     Shareholders' Agreement Among the Company, United Breweries of America, Inc., H. Michael Laybourn,
                        Norman Franks,  Michael  Lovett,  John Scahill,  and Don Barkley.

    10.28       (L)     Registration Rights Agreement Among the Company, United Breweries of America, Inc.,
                        H. Michael Laybourn, Norman Franks, Michael Lovett, John Scahill, and Don Barkley.

    10.29       (Q)     Indemnification Agreement with Vijay Mallya.

    10.30       (Q)     Indemnification Agreement with Michael Laybourn.

    10.31       (Q)     Indemnification Agreement with Jerome Merchant.

    10.32       (Q)     Indemnification Agreement with Yashpal Singh.

    10.33       (Q)     Indemnification Agreement with P.A. Murali.

    10.34       (Q)     Indemnification Agreement with Robert Neame.

    10.35       (Q)     Indemnification Agreement with Sury Rao Palamand.

    10.36       (Q)     Indemnification Agreement with Kent Price.

    10.37       (R)     Loan and Security Agreement between the Company, Releta Brewing Company LLC and The CIT
                        Group/Credit Finance, Inc. regarding a $3,000,000 maximum line of credit.

    10.38       (R)     Patent, Trademark and License Mortgage by the Company in favor of The CIT Group/Credit Finance, Inc.

    10.39       (R)     Patent, Trademark and License Mortgage by Releta Brewing Company LLC in favor of The CIT
                        Group/Credit Finance, Inc.

    10.41       (U)     Employment Agreement with Yashpal Singh.

    10.42       (U)     Employment Agreement with P.A. Murali.


                                       16


    10.43       (V)     Master Loan Agreement between the Company and the United Breweries of America, Inc.

    10.44       (V)     Convertible Note in favor of the United Breweries of America, Inc

    10.45       (W)     First Amendment to Master Loan Agreement between the Company and the United Breweries of America Inc.

    27                  Financial Data Schedule.
-----------------------

                (A)     Incorporated  by reference  from the  Company's  Registration  Statement  dated June 15, 1994,  as amended, previously filed with the Commission, Registration No. 33-78390-LA.

                (c)     Incorporated by reference from the Company's  Report on Form 10-QSB for the quarterly period ended
                        March 31, 1995, previously filed with the Commission.

                (E)     Incorporated by reference from the Company's  Report on Form 10-QSB for the quarterly period ended
                        September 30, 1995, previously filed with the Commission.

                (F)     Incorporated  by reference  from the  Company's  Report on Form 10-KSB for the annual period ended
                        December 31, 1995, previously filed with the Commission.

                (G)     Incorporated by reference from the Company's  Report on Form 10-QSB for the quarterly period ended
                        June 30, 1996, previously filed with the Commission.

                (j)     Incorporated  by reference from the Company's  Registration  Statement  dated February 6, 1997, as amended, previously filed with the Commission, Registration No. 33-15673.

                (k)     Incorporated  by reference  from the  Company's  Report on Form 10-KSB for the annual period ended
                        December 31, 1996, previously filed with the Commission.

                (l)     Incorporated by reference from the Schedule 13D filed with the Commission on November 3, 1997, by
                        United Breweries of America, Inc. and Vijay Mallya.

                (m)     Incorporated by reference from the Company's Report on Form 10-QSB for the quarterly period ended
                        September 30, 1997.

                (n)     Incorporated by reference from the Company's Report on Form 10-QSB/A No. 1 for the quarterly period ended September 30, 1997.

                (O)     Incorporated  by reference  from the  Company's  Report on Form 10-KSB for the annual period ended
                        December 31, 1997, previously filed with the Commission.

                (Q)     Incorporated by reference from the Company's  Report on Form 10-QSB for the quarterly period ended
                        June 30, 1998.

                (R)     Incorporated by reference from the Company's  Report on Form 10-QSB for the quarterly period ended
                        September 30, 1998.

                (t)     Incorporated  by reference  from the  Company's  Report on Form 10-KSB for the annual period ended
                        December 31, 1998, previously filed with the Commission.

                (V)     Incorporated  by reference  from the Amendment No. 5 to Schedule 13D filed with the  Commission on
                        September 15, 1999, by United Breweries of America, Inc. and Vijay Mallya.

                (W)     Incorporated  by reference  from the Amendment No. 6 to Schedule 13D filed with the  Commission on
                        May 11, 2000, by United Breweries of America, Inc. and Vijay Mallya.

                (X)     Incorporated  by reference  from the  Company's  Report on Form 10-KSB for the annual period ended
                        December 31, 1999, previously filed with the Commission.

                +       Portions  of  this  Exhibit  were  omitted  pursuant  to an  application  for an  order  declaring confidential treatment filed with the Securities and Exchange Commission.

No reports on Form 8-K were filed during the quarter for which this report is filed.

                                    SIGNATURE

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    REGISTRANT:

                                    MENDOCINO BREWING COMPANY, INC.


Dated:  August 14, 2000             By:    /s/Yashpal Singh
                                       -----------------------------------------
                                           Yashpal Singh
                                           President

Dated:  August 14, 2000             By:    /s/P.A. Murali
                                       -----------------------------------------
                                           P.A. Murali
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit
Number
 ------

    27                  Financial Data Schedule.

DESCRIPTION             Financial Data Schedule

ARTICLE                        5

PERIOD-TYPE                   6-MOS
FISCAL-YEAR-END                              DEC-31-2000
PERIOD-START                                 JAN-01-2000
PERIOD-END                                   JUN-30-2000
CASH                                             106,900
SECURITIES                                             0
RECEIVABLES                                    1,240,500
ALLOWANCES                                             0
INVENTORY                                        992,900
CURRENT-ASSETS                                 2,552,200
PP&E                                          17,181,600
DEPRECIATION                                 (2,826,100)
TOTAL-ASSETS                                  19,659,600
CURRENT-LIABILITIES                            4,599,800
BONDS                                                  0
PREFERRED-MANDATORY                           13,834,900
PREFERRED                                              0
COMMON                                           227,600
OTHER-SE                                      (4,224,500)
TOTAL-LIABILITY-AND-EQUITY                    19,659,600
SALES                                          4,458,100
TOTAL-REVENUES                                 4,458,100
CGS                                            2,865,700
TOTAL-COSTS                                    4,459,900
OTHER-EXPENSES                                         0
LOSS-PROVISION                                         0
INTEREST-EXPENSE                                 458,400
INCOME-PRETAX                                   (417,200)
INCOME-TAX                                        (2,200)
INCOME-CONTINUING                               (419,400)
DISCONTINUED                                           0
EXTRAORDINARY                                          0
CHANGES                                                0
NET-INCOME                                      (419,400)
EPS-BASIC                                          (0.08)
EPS-DILUTED                                        (0.08)

                                  SUPPLEMENT F

      UBI AND UBSN FINANCIAL STATEMENTS, PRO FORMAS, AND AUDITORS' REPORTS

         The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of September 30, 2000 reflects the financial position of Registrant after giving effect to the acquisition of the stock of United Breweries International, Ltd. discussed above and assumes the acquisition took place on September 30, 2000. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 1999 and the nine months ended September 30, 2000 assume that the acquisition occurred on January 1, 1999, and are based on the operations of Registrant for the year ended December 31, 1999 and the nine months ended September 30, 2000. Such pro forma financial statements also reflect the sale of 5,500,000 shares of common stock referred above for the purchase of the common stock of United Breweries International, Ltd. at a purchase price of $ .81 per share (the last reported sale price of common stock on March 29, the day the purchase was announced.)


The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the purchase only from the closing date, should it occur.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.


                                                                          Pro forma Adjustment
                                                             ----------------------------------------------
                                       Mendocino Brewing       United Breweries                                   Pro forma
                                           Co., Inc.          International, Ltd.                                Consolidated
                                           09/30/2000           09/30/2000 (a)            Adjustments             09/30/2000
                                      -----------------      ------------------      ------------------      -----------------
ASSETS
CURRENT ASSETS
     Cash                             $         97,200         $       158,600        $              -       $        255,800
     Accounts receivable                     1,458,700               3,426,100                       -              4,884,800
     Inventories                             1,071,000                 143,800                       -              1,214,800
     Prepaid expenses                          215,000                       -                       -                215,000
                                      -----------------      ------------------      ------------------      -----------------
         Total current assets                2,841,900               3,728,500                       -              6,570,400
                                      -----------------      ------------------      ------------------      -----------------
PROPERTY AND EQUIPMENT                      14,148,700                 871,700                       -             15,020,400
                                      -----------------      ------------------      ------------------      -----------------
OTHER ASSETS
     Goodwill, net of amortization                   -                       -               3,476,600(b)           3,476,600
     Deferred taxes and other assets         2,993,700                       -                       -              2,993,700
                                      -----------------      ------------------      ------------------      -----------------
                                             2,993,700                       -               3,476,600              6,470,300
                                      -----------------      ------------------      ------------------      -----------------
         Total assets                 $     19,984,300        $      4,600,200        $      3,476,600       $     28,061,100
                                      =================      ==================      ==================      =================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                 $      1,695,200               2,442,600        $              -       $      4,137,800
     Accrued liabilities                       466,900                 290,600                       -                757,500
     Current maturities of debt                615,400                 888,600                       -              1,504,000
                                      -----------------      ------------------      ------------------      -----------------
         Total current liabilities           2,777,500               3,621,800                       -              6,399,300
LONG-TERM DEBT AND CAPITAL LEASES,
     Less current maturities                 5,696,500                       -                       -              5,696,500
LINE OF CREDIT                               1,482,700                       -                       -              1,482,700
                                      -----------------      ------------------      ------------------      -----------------
     Total liabilities                       9,956,700               3,621,800                       -             13,578,500
                                      -----------------      ------------------      ------------------      -----------------
STOCKHOLDERS' EQUITY
     Preferred stock                           227,600                       -                                        227,600
     Common stock                           13,841,900                 147,900               3,476,600(b)          17,466,400
     Accumulated deficit                    (4,041,900)                830,500                                     (3,211,400)
                                      -----------------      ------------------      ------------------      -----------------
         Total stockholders' equity         10,027,600                 978,400               3,476,600             14,482,600
                                      -----------------      ------------------      ------------------      -----------------
         Total liabilities and
         stockholders' equity         $     19,984,300        $      4,600,200        $      3,476,600       $     28,061,100
                                      =================      ==================      ==================      =================

(a) To include the assets and liabilities of United Breweries International, Ltd., as of September 30, 2000.

(b) To reflect the goodwill purchased resulting from the fair market value of 5,500,000 shares of the Registrant's stock at $.81 per share over the net book value of the assets of United Breweries International, Ltd.

                                                                          Pro forma Adjustment
                                                             ----------------------------------------------
                                       Mendocino Brewing       United Breweries                                 Pro forma
                                           Co., Inc.          International, Ltd.                              Consolidated
                                           09/30/2000           09/30/2000 (a)         Adjustments              09/30/2000
                                       -----------------      ----------------     ------------------       -----------------
NET SALES                              $      7,011,600        $    9,383,000       $              -        $     16,394,600
COST OF GOODS SOLD                            4,323,100             6,184,100                      -              10,507,200
                                       -----------------      ----------------     ------------------       -----------------
GROSS PROFIT                                  2,688,500             3,198,900                      -               5,887,500
OPERATING EXPENSES
     Selling and marketing                    1,505,900             1,874,000                                      3,380,700
     General and administrative                 976,200               721,100                65,200(b)             1,762,500
                                       -----------------      ----------------     ------------------       -----------------
                                              2,482,100             2,595,900                65,200                5,143,200
                                       -----------------      ----------------     ------------------       -----------------
INCOME (LOSS) FROM OPERATIONS                   206,400               603,000               (65,200)                 744,200
OTHER INCOME (EXPENSE)
     Interest expense                          (668,100)              (66,300)                     -                (734,400)
     Other income (expense)                      70,700               (49,000)                     -                  21,700
                                       -----------------      ----------------     ------------------       -----------------
                                               (597,400)             (115,300)                     -                (712,700)
                                       -----------------      ----------------     ------------------       -----------------
INCOME (LOSS) BEFORE INCOME TAXES              (391,000)              487,700               (65,200)                  31,500
BENEFIT FROM INCOME TAXES                      (154,200)                    -                      -                  31,500
                                       -----------------      ----------------     ------------------       -----------------
NET INCOME (LOSS)                      $       (236,800)       $      487,700       $       (65,200)        $        185,700
                                       =================      ================     ==================       =================
BASIC INCOME (LOSS) PER COMMON SHARE   $          (0.04)                                                    $           0.02
                                       =================                                                   ==================
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING                                  5,530,117                                    5,500,000(c)            11,030,117
                                       =================                           ==================      ==================

(a)  To include the profits and losses of United Breweries International, Ltd.

(b)  To record amortization of goodwill on the purchase amortized over 40 years.

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd.

                                                                          Pro forma Adjustment
                                                             ----------------------------------------------
                                       Mendocino Brewing       United Breweries                                    Pro forma
                                           Co., Inc.          International, Ltd.                                 Consolidated
                                           09/30/2000           09/30/2000 (a)            Adjustments              09/30/2000
                                      ---------------------  ----------------------  ----------------------   ---------------------
NET SALES                                 $      8,698,600        $     11,886,600        $              -        $     20,585,200
COST OF GOODS SOLD                               5,767,900               7,783,600                       -              13,551,500
                                      ---------------------  ----------------------  ----------------------   ---------------------
GROSS PROFIT                                     2,930,700               4,103,000                       -               7,033,700
OPERATING EXPENSES
     Selling and marketing                       2,108,600               2,513,900                                       4,622,500
     General and administrative                  1,652,200               1,049,300                  86,900(b)            2,788,400
                                      ---------------------  ----------------------  ----------------------   ---------------------
                                                 3,760,800               3,563,200                  86,900               7,410,900
                                      ---------------------  ----------------------  ----------------------   ---------------------
INCOME (LOSS) FROM OPERATIONS                     (830,100)                539,800                 (86,900)               (377,200)
OTHER INCOME (EXPENSE)
     Interest expense                             (846,800)               (119,100)                       -               (965,900)
     Other income (expense)                       (358,900)               (121,800)                       -               (480,700)
                                      ---------------------  ----------------------  ----------------------   ---------------------
                                                (1,205,700)               (240,900)                       -             (1,446,600)
                                      ---------------------  ----------------------  ----------------------   ---------------------
INCOME (LOSS) BEFORE INCOME TAXES               (2,035,800)                298,900                 (86,900)             (1,823,800)
PROVISION (BENEFIT) FOR INCOME TAXES              (729,500)                102,000                        -               (627,500)
                                      ---------------------  ----------------------  ----------------------   ---------------------
NET INCOME (LOSS)                         $     (1,306,300)       $        196,900        $        (86,900)       $     (1,196,300)
                                      =====================  ======================  ======================   =====================
BASIC INCOME (LOSS) PER COMMON SHARE      $          (0.27)                                                       $          (0.12)
                                      =====================                                                   =====================
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING                                      4,838,151                                       5,500,000(c)           10,338,151
                                      =====================                          ======================   =====================

(a)  To include the profits and loses of United Breweries International, Ltd.

(b)  To record amortization of goodwill on the purchase amortized over 40 years.

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd.

                                                 GBP (pound's)           GBP (pound's)         GBP (pound's)
                                                  Nine months
                                                ended September           December 31,          December 31,
                                                    30, 2000                  1999                  1998
                                              ---------------------     -----------------     -----------------
Net income                                          (pound)314,774        (pound)121,710         (pound)90,843

Items that would reduce net income
        Increase in deferred tax liability                       -                     -                (9,000)

Items that would increase net income
        Reduction in deferred tax liability                      -                23,000                     -
                                              ---------------------     -----------------     -----------------

Net income                                          (pound)314,774        (pound)144,710         (pound)81,843
                                              =====================     =================     =================


Balance sheet

        Deferred tax liability                       (pound)12,000         (pound)12,000         (pound)35,000
                                              =====================     =================     =================

                                              Conversion to United States Dollars

                                        GBP                        US$              GBP                          US$
                                       1999        Exchange       1999             1998         Exchange        1998
                                       UBIUK        Rate        Consolidated       UBIUK         Rate       Consolidated
                                    ------------  ----------  ----------------  ------------   ----------  ----------------

Cash                                     33,845       1.615      $   54,660         154,381       1.6628        $  256,705
Accounts Receivable                   2,972,235       1.615       4,800,160       2,719,157       1.6628         4,521,414
Allowance for doubtful accounts        (250,000)      1.615        (403,750)       (250,000)      1.6628          (415,700)
Inventory                                63,074       1.615         101,865         111,420       1.6628           185,269
                                      ---------                  ----------       ---------                     ----------
     Current assets                   2,819,154                   4,552,934       2,734,958                      4,547,688

Fixed assets
     Plant & equipment                1,291,990       1.615       2,086,564       1,298,445       1.6628         2,159,054
     Motor vehicles                     104,445       1.615         168,679          97,804       1.6628           162,628
     Accumulated depreciation         (803,327)       1.615      (1,297,373)       (788,811)      1.6628        (1,311,635)
                                      ---------                  ----------       ---------                     ----------

Total assets                          3,412,262                   5,510,803       3,342,396                      5,557,736
                                      =========                  ==========       =========                     ==========

Current liabilities
     Bank overdraft                   1,243,943       1.615       2,008,968       1,062,613       1.6628         1,766,913
     Accounts payable                 1,414,454       1.615       2,284,343       1,292,923       1.6628         2,149,872
     Income tax payable                  69,094       1.615         111,587          57,382       1.6628            95,415
     Accruals                           337,893       1.615         545,697         704,310       1.6628         1,171,127
                                      ---------                  ----------       ---------                     ----------
Total liabilities                     3,065,384                   4,950,595       3,117,228                      5,183,327

Equity
     Common stock                       100,000       1.615         161,500         100,000       1.6628           166,280
     Currency translation                                             (268)                                            500
     Prior year retained earnins        125,168       1.615         202,146          34,325       1.6628            57,076
     Current years earnings             121,710       1.617         196,829          90,843       1.6573           150,554
                                      ---------                  ----------       ---------                     ----------
Total equity and liabilities          3,412,262                  $5,510,803       3,342,396                     $5,557,736
                                      =========                  ==========       =========                     ==========


Sales                                 7,350,109       1.617     $11,886,596       6,787,918       1.6573       $11,249,617
Cost of goods sold                   (4,813,017)      1.617      (7,783,611)     (4,369,611)      1.6573        (7,241,756)
                                      ---------                  ----------       ---------                     ----------
Gross profit                          2,537,092                   4,102,985       2,418,307                      4,007,860

Selling costs                        (1,554,503)      1.617      (2,513,942)     (1,487,735)      1.6573        (2,465,623)
General and Administrative             (648,855)      1.617      (1,049,328)       (613,781)      1.6573        (1,017,219)
                                      ---------                  ----------       ---------                     ----------

Net income from operations              333,734                     539,715         316,791                        525,018
     Provision for litigation          (125,303)      1.617        (202,640)        (89,099)      1.6573          (147,664)
     Disposal of fixed assets            21,637       1.617          34,991               -       1.6573                 -
     Other income                        28,363       1.617          45,869               -       1.6573                 -
     Interest expense                   (73,649)      1.617        (119,105)        (85,489)      1.6573          (141,681)
                                      ---------                  ----------       ---------                     ----------
Net income before tax                   184,782                     298,829         142,203                        235,673
     Provision for income tax           (63,072)      1.617        (102,000)        (51,360)      1.6573           (85,119)
                                      ---------                  ----------       ---------                     ----------
Net income                              121,710                     196,829          90,843                        150,554
                                      =========                                   =========

Items that would reduce net income
     Increase in deferred
     tax liability                                                        -          (9,000)      1.6573           (14,916)

Items that would increase net income
     Reduction in deferred tax
     liability                           23,000       1.617          37,196
                                                                 ----------                                     ----------

Net income                                                       $  234,025                                     $  135,638
                                                                 ==========                                     ==========


The following nine pages contain conversions of the consolidated financial statements of UBI from United Kingdom Pounds Sterling to United States Dollars.
These conversions are not a part of the audited financial statements and are provided for reference purposes only.

                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                               September 30, 2000

                                                   (GBP pound)      Exchange              (US$)
                                                      UBI             Rate                 UBI
                                                ----------------  -------------     -----------------
Cash                                             (pound)107,281      1.4787              $   158,636
Accounts receivable                                   2,316,983      1.4787                3,426,123
Inventory                                                97,221      1.4787                  143,761
                                                ----------------                    -----------------
      Current assets                                  2,521,485                            3,728,520

Property, plant and equipment                           589,491      1.4787                  871,680
                                                ----------------                    -----------------
Total assets                                   (pound)3,110,976                          $ 4,600,200
                                                ================                    =================

Current liabilities
      Bank overdraft                             (pound)600,936      1.4787              $   888,604
      Accounts payable                                1,651,837      1.4787                2,442,571
      Income tax payable                                 29,022      1.4787                   42,915
      Accruals                                          167,529      1.4787                  247,725
                                                ----------------                    -----------------
Total liabilities                                     2,449,324                            3,621,815
                                                ----------------                    -----------------

Stockholder's equity
      Common stock                                      100,000      1.4787                  147,870
      Currency translation                                           1.4787                  (22,349)
      Retained earnings                                 561,652           -                  852,864
                                                ----------------                    -----------------
                                                        661,652                              978,385
                                                ----------------                    -----------------
Total stockholder's equity and liabilities     (pound)3,110,976                          $ 4,600,200
                                                ================                    =================


                   United Breweries International, Ltd. (UBI)
                  Statement of Income and Stockholder's Equity
                               September 30, 2000

                                                (GBP pound)      Exchange              (US$)
                                                   UBI             Rate                 UBI
                                             ----------------  -------------     -----------------
Sales                                       (pound)6,054,809      1.5497              $ 9,383,138
Cost of goods sold                                 3,990,558      1.5497                6,184,168
                                             ----------------                    -----------------
Gross profit                                       2,064,251                            3,198,970

Selling and distribution                           1,209,783      1.5497                1,874,801
General and administrative                           465,332      1.5497                  721,125
                                             ----------------                    -----------------
Net income from operations                           389,136                              603,044
Other income (expense)
      Provision for litigation                       (31,605)     1.5497                  (48,978)
      Interest expense                               (42,757)     1.5497                  (66,261)
                                             ----------------                    -----------------

Net income before taxes                              314,774                              487,805
      Provision for income tax                             -      1.5497                        -
                                             ----------------                    -----------------
Net income                                           314,774                              487,805

Retained earnings, beginning of year                 246,878      1.4787                  365,058
                                             ----------------                    -----------------

Retained earnings, end of year                (pound)561,652                            $ 852,864
                                             ================                    =================


                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                               September 30, 2000
                                                           (GBP pound)       Exchange             (US$)
                                                               UBI             Rate               UBI
                                                         ----------------  -------------   -----------------
Cash flows from operating activities
Net income                                                (pound)314,774      1.5497            $   487,805
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                                181,111      1.5497                280,668
     Gain on sale of assets                                       (2,185)     1.5497                 (3,386)
Changes in:
     Accounts receivable                                         405,252      1.5497                628,019
     Inventory                                                   (34,147)     1.5497                (52,918)
     Accounts payable and accruals                                26,943      1.5497                 41,754
                                                         ----------------                  -----------------
Net cash from operating activities                               891,748                          1,381,942
                                                         ----------------                  -----------------

Cash flows from investing activities
     Purchase of property, plant and equipment                  (179,295)     1.5497               (277,853)
     Cash received from sale of assets                             3,985      1.5497                  6,176
                                                         ----------------                  -----------------
                                                                (175,310)                          (271,678)
                                                         ----------------                  -----------------
Cash flows from financing activities
     Decrease in bank overdraft                                 (763,538)     1.5497             (1,183,255)
                                                         ----------------                  -----------------

Translation adjustment                                                 -                              3,344
                                                         ----------------                  -----------------

Net increase (decrease) in cash                                  (47,100)                           (69,647)

Cash beginning of year                                           154,381      1.4787                228,283
                                                         ----------------                  -----------------

Cash end of year                                          (pound)107,281                        $   158,636
                                                         ================                  =================


                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                               December 31, 1999
                                                 (GBP pound)      Exchange            (US$)
                                                     UBI            Rate               UBI
                                               ---------------   ------------   ------------------
Cash                                            (pound)33,845       1.6150            $    54,660
Accounts receivable                                 2,722,235       1.6150              4,396,410
Inventory                                              63,074       1.6150                101,865
                                              ----------------                  ------------------
     Current assets                                 2,819,154                           4,552,934

Property, plant and equipment                         593,108       1.6150                957,869
                                              ----------------                  ------------------

Total assets                                 (pound)3,412,262                         $ 5,510,803
                                              ================                  ==================

Current liabilities
     Bank overdraft                          (pound)1,243,943       1.6150            $ 2,008,968
     Accounts payable                               1,414,454       1.6150              2,284,343
     Income tax payable                                69,094       1.6150                111,587
     Accruals                                         337,893       1.6150                545,697
                                              ----------------                  ------------------
Total liabilities                                   3,065,384                           4,950,595
                                              ----------------                  ------------------

Stockholder's Equity
     Common stock                                     100,000       1.6150                161,500
     Currency translation                                   -                                (268)
     Retained earnings                                246,878            -                398,976
                                              ----------------                  ------------------
                                                      346,878                             560,208
                                              ----------------                  ------------------

Total stockholder's equity and liabilities   (pound)3,412,262                         $ 5,510,803
                                              ================                  ==================


                   United Breweries International, Ltd. (UBI)
                  Statement of Income and Stockholder's Equity
                               December 31, 1999
                                              (GBP pound)       Exchange           (US$)
                                                  UBI             Rate              UBI
                                            ----------------  -------------  ------------------
Sales                                      (pound)7,350,109       1.6172          $ 11,886,596
Cost of goods sold                                4,813,017       1.6172             7,783,611
                                            ----------------                 ------------------

Gross profit                                      2,537,092                          4,102,985

Selling and distribution                          1,554,503       1.6172             2,513,942
General and administrative                          648,855       1.6172             1,049,328
                                            ----------------                 ------------------

Net income from operations                          333,734                            539,715
Other income (expense)
     Provision for litigation                      (125,303)      1.6172              (202,640)
     Disposal of fixed assets                        21,637       1.6172                34,991
     Other income                                    28,363       1.6172                45,869
     Interest expense                               (73,649)      1.6172              (119,105)
                                            ----------------                 ------------------

Net income before taxes                             184,782                            298,829

     Provision for income tax                       (63,072)      1.6172              (102,000)
                                            ----------------                 ------------------

Net income                                   (pound)121,710                       $    196,829

Retained earnings, beginning of year                125,168       1.6150               202,146
                                            ----------------                 ------------------

Retained earnings, end of year               (pound)246,878                       $    398,976
                                            ================                 ==================


                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                               December 31, 1999
                                                             (GBP pound)      Exchange            (US$)
                                                                 UBI            Rate               UBI
                                                           ----------------  ------------   ------------------
Cash flows from operating activities
Net income                                                  (pound)121,710      1.6172              $ 196,829
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                                  235,315      1.6172                380,551
     Gain on sale of assets                                        (21,637)     1.6172                (34,991)
     Write-off of investment                                       (28,363)     1.6172                (45,869)
Changes in:
     Accounts receivable                                          (253,078)     1.6172               (409,278)
     Inventory                                                      48,346      1.6172                 78,185
     Accounts payable and accruals                                (244,886)     1.6172               (396,030)
                                                           ----------------                 ------------------
Net cash from operating activities                                (142,593)                          (230,601)
                                                           ----------------                 ------------------

Cash flows from investing activities
     Purchase of property, plant and equipment                    (238,809)     1.6172               (386,202)
     Cash received from sale of assets                              22,065      1.6172                 35,684
     Cash received from sale of investments                         50,000      1.6172                 80,860
                                                           ----------------                 ------------------
                                                                  (166,744)                          (269,658)
                                                           ----------------                 ------------------
Cash flows from financing activities
     Increase in bank overdraft                                    188,801      1.6172                305,329
                                                           ----------------                 ------------------

Translation adjustment                                                   -                                266
                                                           ----------------                 ------------------

Net increase (decrease) in cash                                   (120,536)                          (194,665)

Cash beginning of year                                             154,381      1.6150                249,325
                                                           ----------------                 ------------------

Cash end of year                                             (pound)33,845                           $ 54,660
                                                           ================                 ==================


                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                               December 31, 1998
                                                    (GBP pound)       Exchange             (US$)
                                                        UBI             Rate                UBI
                                                 ----------------   ------------   --------------------
Cash                                              (pound)154,381       $1.6628             $   256,705
Accounts receivable                                    2,469,157        1.6628               4,105,714
Inventory                                                111,420        1.6628                 185,269
                                                 ----------------                  --------------------
     Current assets                                    2,734,958                             4,547,688

Property, plant & equipment                              607,438        1.6628               1,010,048
                                                 ----------------                  --------------------

Total assets                                    (pound)3,342,396                           $ 5,557,736
                                                 ================                  ====================

Current liabilities
     Bank overdraft                             (pound)1,062,613        1.6628             $ 1,766,913
     Accounts payable                                  1,292,923        1.6628               2,149,872
     Income tax payable                                   57,382        1.6628                  95,415
     Accruals                                            704,310        1.6628               1,171,127
                                                 ----------------                  --------------------
Total liabilities                                      3,117,228                             5,183,327
                                                 ----------------                  --------------------

Stockholder's Equity
     Common stock                                        100,000        1.6628                 166,280
     Currency translation adjustment                           -             -                     499
     Retained earnings                                   125,168             -                207,630
                                                 ----------------                  --------------------
                                                         225,168                               374,409
                                                 ----------------                  --------------------

Total stockholder's equity and liabilities      (pound)3,342,396                           $ 5,557,736
                                                 ================                  ====================


                   United Breweries International, Ltd. (UBI)
                  Statement of Income and Stockholder's Equity
                               December 31, 1998
                                                     (GBP pound)       Exchange             (US$)
                                                         UBI             Rate                UBI
                                                   ---------------   -------------  ---------------------
Sales                                            (pound)6,787,918        1.6573             $ 11,249,617
Cost of goods sold                                      4,369,611        1.6573                7,241,756
                                                   ---------------                  ---------------------
Gross profit                                            2,418,307                              4,007,860

Selling and distribution                                1,487,735        1.6573                2,465,623
General and a+A121dministrative                           613,781        1.6573                1,017,219
                                                   ---------------                  ---------------------
Net income from operations                                316,791                                525,018
Other income (expense)
     Provision for litigation                             (89,099)       1.6573                 (147,664)
     Interest expense                                     (85,489)       1.6573                 (141,681)
                                                   ---------------                  ---------------------

Net income before taxes                                   142,203                                235,673
     Provision for income tax                             (51,360)       1.6573                  (85,119)
                                                   ---------------                  ---------------------

Net income                                          (pound)90,843                                150,554

Retained earnings, beginning of year                       34,325        1.6628                   57,076
                                                   ---------------                  ---------------------

Retained earnings, end of year                     (pound)125,168                            $   207,630
                                                   ===============                  =====================


                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                               December 31, 1998
                                                          (GBP pound)       Exchange            (US$)
                                                              UBI             Rate               UBI
                                                       -----------------  -------------   -----------------
Cash flows from operating activities
Net income                                                (pound)90,843       1.6573           $   150,554
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                               175,173       1.6573               290,314
     Litigation costs                                           (89,099)      1.6573              (147,664)
Changes in:
     Accounts receivable                                       (580,585)      1.6573              (962,204)
     Inventory                                                  (67,150)      1.6573              (111,288)
     Accounts payable and accruals                             (211,670)      1.6573              (350,801)
                                                       -----------------                  -----------------
Net cash from operating activities                             (682,488)                        (1,131,087)
                                                       -----------------                  -----------------

Cash flows from investing activities
     Purchase of property, plant and equipment                 (264,397)      1.6573              (438,185)
                                                       -----------------                  -----------------

Cash flows from financing activities
     Increase in bank overdraft                               1,041,932       1.6573             1,726,794
                                                       -----------------                  -----------------

Translation adjustment                                                -            -                   523
                                                       -----------------                  -----------------
Net increase (decrease) in cash                                  95,047                            158,044

Cash beginning of year                                           59,334      $1.6628                98,661
                                                       -----------------                  -----------------

Cash end of year                                         (pound)154,381                        $   256,705
                                                       =================                  =================

              Company Registration No. 1688201 (England and Wales)









           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY






                           GROUP FINANCIAL STATEMENTS

                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY




COMPANY INFORMATION



         Directors                               M.K. Nambiar
                                                 V.S. Kumar
                                                 G.M.K. Lodhi


         Secretary                               G.M.K. Lodhi


         Company number                          1688201


         Registered office                       75 Westow Hill
                                                 Crystal Palace
                                                 London
                                                 SE19 1TX

         Business address                        77 Marlowes
                                                 Hemel Hampstead
                                                 Herts.
                                                 HP1 1LF

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

CONTENTS

                                                                      Page

                  Consolidated profit and loss account                   1


                  Consolidated balance sheet                             2


                  Consolidated cash flow statement                       3


                  Notes to the consolidated cash flow statement          4


                  Company balance sheet                                  5


                  Notes to the financial statements                   6 - 10


                  Company detailed profit and loss account              11

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                       Note                   (pound)

Turnover                                                 2                   6,054,809

Cost of sales                                                               (3,990,558)

                                                                            ----------
Gross profit                                                                 2,064,251

Distribution costs                                                          (1,209,783)
Administrative expenses                                                       (465,332)
                                                                            ----------
Operating profit                                         3                     389,137

Litigation and other costs                                                     (31,605)
                                                                            ----------
Profit on ordinary activities before interest                                  357,532

Interest payable and similar charges                     4                     (42,757)
                                                                            ----------
Profit on ordinary activities before taxation                                  314,774

Tax on profit on ordinary activities                     5                          --
                                                                            ----------

Profit on ordinary activities after taxation            13           (pound)   314,774
                                                                            ==========


The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

              CONSOLIDATED BALANCE SHEET AS AT 30TH SEPTEMBER 2000

                                                        Note     (pound)     (pound)

Fixed assets
     Tangible assets                                      6                    589,491


Current assets

     Stocks                                               7       97,221
     Debtors                                              8    2,316,983
     Cash at bank and in hand                                    107,281
                                                              ----------
                                                               2,521,485

Creditors: amounts falling due within one year            9   (2,449,325)
                                                              ----------
Net current liabilities                                                         72,161
                                                                            ----------

Total assets less current liabilities                                (pound)   661,652
                                                                            ==========


Capital and reserves

Called up share capital                                  11                    100,000

Profit and loss account                                  12                    561,652
                                                                            ----------

Shareholder's funds - equity interests                   13          (pound)   661,652
                                                                            ==========


           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        CONSOLIDATED CASH FLOW STATEMENT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000
                                                                        (pound)    (pound)

Net cash inflow/(outflow) from operation activities                                934,510

     Returns on investments and servicing of finance                               (42,757)
                                                                                  --------

Net cash outflow for returns on investments and servicing of finance               891,753

     Taxation                                                                           --


Capital expenditure and financial investments

     Payments to acquire tangible assets                               (179,295)
     Receipts from sales of tangible assets                               3,985
                                                                       --------
                                                                                  (175,310)
                                                                                  --------

Net cash outflow before management of liquid resources and financing       (pound) 716,443
                                                                                  ========


Increase in cash in the period                                             (pound) 716,443
                                                                                  ========


           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                  NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                                   (pound)                       (pound)

1 Reconciliation of operating profit to net cash outflow from operating activities

     Profit on ordinary activities before interest                                                357,532
     Depreciation of tangible assets                                181,111
     Profit on disposal of tangible assets                           (2,185)
     (Increase) in stocks                                           (34,147)
     Decrease in debtors                                            405,252
     (Decrease) in creditors within one year                         26,948
     Provision for litigation costs                                      --                       576,979
                                                                 ----------                      --------

     Net cash outflow from operating activities                                         (pound)   934,510
                                                                                                 ========


                                                               1-Jan-00           Cash flow      30-Sep-00

2    Analysis of net debt

                                                                  (pound)          (pound)        (pound)
     Cash at bank and in hand                                        33,845        73,436         107,281
     Bank overdraft                                              (1,243,943)      643,007        (600,936)
                                                                 ----------       -------        --------

                                                    (pound)      (1,210,098)      716,443        (493,655)
                                                                 ==========       =======        ========


3    Reconciliation of net cash flow to movement in net debt

     Increase/(Decrease) in cash in the period                                                    716,443

     Opening net debt                                                                          (1,210,098)
                                                                                               ----------

     Closing net debt                                                                   (pound)  (493,655)
                                                                                               ==========

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

              COMPANY BALANCE SHEET AS AT 30TH SEPTEMBER 2000

                                                          Note       (pound)    (pound)
Fixed assets

     Investments                                            6                   299,119



Current assets

     Debtors                                                8        13,071
     Cash at bank and in hand                                        10,451
                                                                    --------
                                                                     23,522

Creditors: amounts falling due within one year              9       (26,858)
                                                                    --------
Net current liabilities                                                         (3,336)
                                                                             -----------

Fixed assets over net current assets                                            295,782

Creditors: amounts falling due after more than one year                        (162,000)
                                                                             -----------

Total assets less liabilities                                         (pound)  133,782
                                                                             ===========

Capital and reserves

Called up share capital                                                        100,000
Profit and loss account                                                         33,782
                                                                             -----------

Shareholders' fund - equity interests                                 (pound)  133,782
                                                                             ===========


           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

   1     Accounting policies

   1.1   Accounting convention

         The financial statements are prepared under the historical cost convention.

   1.2   Compliance with accounting standards

         The financial statements are prepared in accordance with applicable accounting standards.

   1.3   Turnover

         Turnover   represents  amounts  receivable  for  goods  sold,  services supplied and commissions receivable and is stated net of value added tax and trade discounts.

   1.4   Tangible fixed assets and depreciation

         Tangible   fixed   assets  are   stated  at  cost  less   depreciation.
         Depreciation is provided at rates to calculate the residual value of each asset over its expected useful life, as follows:

         Plant and equipment           6 to 7 years
         Motor vehicles                2 to 5 years

   1.5   Investments

         Fixed  asset   investments  are  stated  at  cost  less  provision  for
         diminution in value.

   1.6   Stocks

         Stock is valued on first-in, first-out basis at the lower of cost and net realizable value.

   1.7   Pensions

         The pension costs charged in the financial statements represent the contributions payable by the company during the period in accordance with Statements of Standard Accounting Practice 24.

   1.8   Deferred Taxation

         Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the balance sheet date.

   1.9   Foreign currency translation

         Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

   2     Turnover

         The total  turnover of the group for the period has been  derived  from
         its  principal   activities.   Export  sales  during  the  period  were
         (pound)778,787.

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                                     (pound)
   3     Operating profit
         Operating profit is stated after charging:
         Depreciation                                                181,111
         Auditors' remuneration                                           --
         Profit and loss on disposal of tangible assets               (2,185)
                                                              ==============

   4     Interest payable

         On bank overdraft and other credit facilities                42,757
                                                              ==============

   5     Taxation

         No provision for UK taxation for the period has been made in the accounts.

   6     Tangible fixed assets

   a)    Group

                                                             Plant and      Motor
                                                             equipment     Vehicles      Total
       Cost                                                   (pound)       (pound)     (pound)

       At 1 January 2000                                      1,291,990     104,445     1,396,435
       Additions                                                139,418      39,877       179,295
       Disposals                                                     --    (12,003)      (12,003)
                                                           ------------- ----------- -------------

       At 30th September 2000                                 1,431,408     132,319     1,563,727
                                                           ============= =========== =============
       Depreciation

       At 1 January 2000                                        767,385      35,942       803,327
       Charge for the period                                    149,479      31,632       181,111
       Disposals                                                     --    (10,202)      (10,202)
                                                           ------------- ----------- -------------

       At 30th September 2000                                   916,864      57,372       974,236
                                                           ============= =========== =============
       Net book value

       At 30th September 2000                                   514,544      74,947       589,491
                                                           ============= =========== =============

                                                           ============= =========== =============
       At 1st January 2000                                      524,605      68,503       593,108
                                                           ============= =========== =============

   b)  Company

       Cost at 1st January 2000 and 30th September 2000                       (pound)     299,119
                                                                                     =============

The company holds 100% of the ordinary issued shares capital of UBSN Limited, a company incorporated in England and Wales.




           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

   7     Stocks

         Finished goods and promotional material                              (pound)      97,221
                                                                                     =============

         There is no material difference between the current replacement cost and historical cost of stock.

   8     Debtors

                                                                            Group            Company

         Trade debtors                                                     2,314,679         13,071
         Prepayments and accrued income                                        2,304
                                                                         ------------    -----------
                                                                   (pound) 2,316,983  (pound)13,071
                                                                         ============    ===========

         Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Limited, which is now in Creditors
         Voluntary Liquidation. The debt had been the subject of a legal action and German Lager Importers Limited had made a counter claim for the breech of contract. This counter claim was dismissed by the courts and UBSN Limited, the subsidiary undertaking, obtained judgement for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all the money due from German Lager
         Importers Limited. All legal costs associated with these actions have been provided for in the accounts. UBSN Limited is pursuing an action to recover the debt through the liquidator of German Lager Importers
         Limited.

   9     Creditors: amounts falling due within one year.
                                                                                Group        Company

         Bank overdrafts                                                    (600,936)            --
         Trade creditors                                                  (1,651,837)        (4,318)
         Corporation tax                                                     (29,022)            (0)
         Other taxes and social security costs                                    --             --
         Other creditors                                                     (27,078)       (22,540)
         Accruals and deferred Income                                       (140,451)             0
                                                                         ------------    -----------
                                                                   (pound)(2,449,325)(pound)(26,858)
                                                                         ============    ===========

         The bank overdraft is secured by a fixed charge over the assets of the group.

   10    Pension costs

         The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund.

   11    Share Capital

                                                                                             Company

         Authorised

         500,000 Ordinary shares of(pound)1 each                                            500,000
                                                                                         ===========

         Allotted, called up and fully paid

         100,000 Ordinary shares of (pound) 1 each                                          100,000
                                                                                         ===========

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000
   12    Statement of movement on profit and loss account                                           Group Profit
                                                                                                   and loss a/c:
                                                                                                   -------------

         Balance at 1st January 2000                                                         (pound)    246,878
         Retained profit for the period                                                                 314,774
                                                                                                 --------------
         Balance at 30th September 2000                                                      (pound)    561,652
                                                                                                 ==============

   13    Reconciliations of movements in Shareholders' fund                                           Group

         Profit for the period to 30th September 2000                                        (pound)    314,774
         Opening Shareholders' fund                                                                     346,878
                                                                                                 --------------
         Closing Shareholders' fund                                                          (pound)    661,652
                                                                                                 ==============

   14    Contingent liabilities

   a) The company acts as a surety for the obligations on leased premises acquired by UB (Soyco) Limited, (a former subsidiary undertaking) for a term of twenty years from 24th June 1990 at an annual rental of (pound)61,500.

   b) The company has issued a letter of comfort to the bankers of the subsidiary undertaking in respect of a facility of (pound)1,500,000.
         made available to the subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   15    Employee

         Number of employees

         The average monthly number of employees (including directors) during the period was:

         Sales and marketing                                                                                 11
         Administration                                                                                       7
                                                                                                 ==============


         Wages and salaries                                                                  (pound)    282,509
         (including pension costs)                                                                       14,034
                                                                                                 --------------
                                                                                             (pound)    296,543
                                                                                                 ==============

   16    Control

         The group's ultimate parent company is Inversion Mirabele S.A., a company incorporated in Panama.

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

   17  Related party transactions

       During the period to 30th September 2000, the group has had the following transactions with related parties:
       Related Party                                         Transactions                               (pound)
       Shepherd Neame Limited                                Sales                                      734,066
                                                             Freight costs                              244,878
                                                             Commissions payable                         60,644
                                                             Purchases                                3,924,716

       UBSN Limited                                          Royalties charge payable                     7,186

       American United Breweries Inc.                        Commissions/advertising payable             99,034
                                                                                                    ===========

         At the balance sheet date, the following balances remained outstanding with the related parties:

       Shepherd Neame Limited                                owed by                         (pound)    241,238
                                                             owed to                                  1,555,404
                                                             Accruals                                        --

       United Breweries International (UK) Limited           owed by                                    162,000
                                                             owed to                                      5,875

       UB Ltd.                                               Royalties payable                            4,318
                                                                                                    ===========

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                    COMPANY DETAILED PROFIT AND LOSS ACCOUNT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                         (pound)        (pound)
Turnover

       Sales and commission                                              7,196


Administration expenses

       Wages and national insurance                     244,014
       Pension scheme contribution                         --
       Sundry expenses                                      780
       Royalties payable                                  4,612
                                                       --------
                                                                      (249,406)

Other operating income

       Costs reimbursed                                                244,014
                                                                      --------
Operating profit                                                         1,804

Interest payable

       Bank interest paid                                                 (111)
                                                                      --------

Profit before taxation                                         (pound)   1,692
                                                                      ========

                            Company Registration No. 1688201 (England and Wales)



                 UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND
                                  SUBSIDIARIES

                DIRECTORS' REPORT AND GROUP FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31 DECEMBER 1999

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

COMPANY INFORMATION

         Directors                               M.K. Nambiar
                                                 V.S. Kumar
                                                 G.M.K. Lodhi

         Secretary                               G.M.K. Lodhi

         Company number                          1688201

         Registered office                       75 Westow Hill
                                                 Crystal Palace
                                                 London
                                                 SE19 1TX

         Business address                        77 Marlowes
                                                 Hemel Hampstead
                                                 HP1 1LF

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONTENTS

                                                                       Page

                  Directors' report                                    1 - 2


                  Consolidated profit and loss account                     3


                  Consolidated balance sheet                               4


                  Consolidated cash flow statement                         5


                  Notes to the consolidated cash flow statement            6


                  Company balance sheet                                    7


                  Notes to the financial statements                   8 - 15




                  The following does not form part of the statutory financial statements:

                  Company detailed trading and profit and loss account    16

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

DIRECTORS' REPORT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


The directors present their report and group financial statements for the year ended 31 December 1999.

Principal activities and review of the business

The group's principal activities during the year continued to be those of commission agents for the sale of beverages and marketing and distribution of beer and wines.

The results for the year and the financial position at the year end were considered satisfactory by the directors who expect continued growth in the foreseeable future.

Results and dividends

The results for the year are set out on page 3.

The directors do not recommend payment of any dividends.

Fixed assets

The significant changes in fixed assets during the year are shown in the notes to the financial statements.

Year 2000

The directors have identified the key risks to the company and has developed a plan to minimize their impact. They have considered not only the company's own systems but also those of its major suppliers and customers. Although no organization can guarantee that no year 2000 problems will arise, they believe that, having identified and removed the major risks to the company in accordance with the plan they have developed, it will be possible to quickly resolve any such problems as may arise without significant additional costs.

Directors' interests

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                                           Ordinary shares of (pound) 1 each
                                                         31 December 1999       1 January 1999
M K Nambiar                                                            --                   --
V S Kumar                                                              --                   --
G M K Lodhi                                                            --                   --
K G James           (Resigned 30 June 1999)

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


Directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting  policies and then apply them consistently;
- make judgements and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

On behalf of the board


/s/ Gul Lodhi
---------------------------------------

Director
/s/ M.K. Nambiar
---------------------------------------



--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                    1999          1998
                                                       Notes      (pound)       (pound)
Turnover                                                 2     7,350,109     6,787,918

Cost of sales                                                 (4,813,017)   (4,369,611)
                                                              ----------    ----------
Gross profit                                                   2,537,092     2,418,307

Distribution costs                                            (1,554,503)   (1,487,735)
Administrative expenses                                         (648,855)     (613,781)
                                                              ----------    ----------

Operating profit                                         3       333,734       316,791
Provision for litigation costs                                  (125,303)      (89,099)
                                                              ----------    ----------

Profit on ordinary activities before interest                    208,431       227,692-

Profit on sale of fixed asset investment                 4        21,637          --
Amounts written off investments                          5        28,363          --
Interest payable and similar charges                     6       (73,649)      (85,489)
                                                              ----------    ----------

Profit on ordinary activities before taxation                    184,782       142,203

Tax on profit on ordinary activities                     7       (63,072)      (51,360)
                                                              ----------    ----------

Profit on ordinary activities after taxation            15       121,710        90,843
                                                              ==========    ==========


The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET
AS AT 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                 1999                          1998
                                              Notes     (pound)         (pound)        (pound)       pound)

Fixed assets

Tangible assets                                   8                      593,108                     607,438

Current assets

Stocks                                           10        63,074                       111,420
Debtors                                          11     2,722,235                     2,469,157
Cash at bank and in hand                                   33,845                       154,381
                                                       ----------                    ----------
                                                        2,819,154                     2,734,958

Creditors: amounts falling due within
one year                                         12    (3,065,384)                   (3,117,228)
                                                       ----------                    ----------

Net current liabilities                                                 (246,230)                   (382,270)
                                                                      ----------                  ----------

Total assets less current liabilities                                    346,878                     225,168
                                                                      ==========                  ==========

Capital and reserves
Called up share capital                          14                      100,000                     100,000
Profit and loss account                          15                      246,878                     125,168
                                                                      ----------                  ----------

Shareholders' funds - equity interests           16                      346,878                     225,168
                                                                      ==========                  ==========

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                      1999                    1998
                                                                    (pound)                 (pound)
Net cash inflow/(outflow) from operating activities                (10,113)               (219,425)

Returns on investments and servicing of finance

Interest paid                                          (73,649)               (85,489)
                                                      --------               --------

Net cash outflow for returns on investments
and servicing of finance                                           (73,649)                (85,489)

Taxation                                                           (51,360)                (77,475)

Capital expenditure and financial investment

Payments to acquire tangible assets                   (238,809)              (264,397)
Payments to acquire investments                             --               (249,119)
Receipts from sales of tangible assets                  22,065                     --
Receipts from sales of investments                      50,000                     --
                                                      --------               --------

Net cash outflow for capital expenditure                          (166,744)               (513,516)
                                                                  --------                --------
Net cash outflow before management of liquid
resources and financing                                           (301,866)               (895,905)
                                                                  --------                --------

Decrease in cash in the year                                      (301,866)               (895,905)
                                                                  ========                ========

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   1   Reconciliation of operating profit to net cash outflow from operating                    1999            1998
       activities
                                                                                              (pound)         (pound)
       Operating profit                                                                       333,734         316,791
       Depreciation of tangible assets                                                        235,315         175,173
       Profit on disposal of tangible assets                                                   (4,241)             --
       Decrease/(Increase) in stocks                                                           48,346         (67,150)
       Increase in debtors                                                                   (253,078)       (546,455)
       Decrease in creditors within one year                                                 (244,886)         (8,685)
       Provision for litigation costs                                                        (125,303)        (89,099)
                                                                                       --------------- ---------------

       Net cash outflow from operating activities                                             (10,113)       (219,425)
                                                                                       =============== ===============

   2   Analysis of net debt                             1 January 1999      Cash flow           Other     31 December
                                                                                             non-cash            1999
                                                                                              changes

                                                                (pound)       (pound)          (pound)         (pound)
       Net cash:

       Cash at bank and in hand                                154,381      (120,536)              --          33,845
       Bank overdrafts                                      (1,062,613)     (181,330)              --      (1,243,943)
                                                        --------------- -------------- --------------- ---------------
       Net debt                                               (906,232)     (301,866)              --      (1,210,098)
                                                        =============== ============== =============== ===============

   3   Reconciliation of net cash flow to movement in net debt                                  1999            1998
                                                                                               (pound)         (pound)

       Decrease in cash in the year                                                          (301,866)       (895,905)
       Cash inflow from increase in debt                                                           --              --
                                                                                       --------------- ---------------

       Movement in net debt in the year                                                      (301,866)       (895,905)
       Opening net debt                                                                      (908,232)        (12,327)
                                                                                       --------------- ---------------

       Closing net debt                                                                    (1,210,098)       (908,232)
                                                                                       =============== ===============

--------------------------------------------------------------------------------
                                       -6-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

COMPANY BALANCE SHEET
AS AT 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                         1999                           1998
                                              Notes             (pound)        (pound)         (pound)         (pound)
Fixed assets
Investments                                     9                             299,119                         299,119

Current assets
Debtors                                        11               14,787                         67,298
Cash at bank and in hand                                         7,681                             --
                                                        ---------------                ---------------
                                                                22,468                         67,298

Creditors: amounts falling due within
one year                                       12             (189,496)                      (296,275)
                                                        ---------------                ---------------

Net current liabilities                                                      (167,028)                       (228,977)
                                                                        --------------                 ---------------

Total assets less current liabilities                                         132,091                          70,142
                                                                        ==============                 ===============

Capital and reserves
Called up share capital                        14                             100,000                         100,000
Profit and loss account                                                        32,091                         (29,858)
                                                                        --------------                 ---------------

Shareholders' funds - equity interests                                        132,091                          70,142
                                                                        ==============                 ===============


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

 1     Accounting policies

 1.1   Accounting convention

       The  financial   statements  are  prepared  under  the  historical   cost
       convention.

 1.2   Compliance with accounting standards

       The financial statements are prepared in accordance with applicable accounting standards.

 1.3   Turnover

       Turnover represents amounts receivable for goods sold, services supplied and commissions receivable and is stated net of value added tax and trade discounts.

 1.4   Tangible fixed assets and depreciation

       Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

       Plant and equipment          6 to 7 years
       Motor vehicles               2 to 5 years

 1.5   Investments

       Fixed asset investments are stated at cost less provision for diminution in value.

 1.6   Stock

       Stock is valued on first-in, first-out basis at the lower of cost and net realizable value.

 1.7   Pensions

       The pension costs charged in the financial statements represent the contributions payable by the company during the year in accordance with Statements of Standard Accounting Practice 24.

 1.8   Deferred Taxation

       Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the foreseeable future.

 1.9   Foreign currency translation

       Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

 2     Turnover

       The total turnover of the group for the year has been derived from its principal activities. Export sales during the period were (pound)999,437 (1998 - (pound)881,744).

 3     Operating profit                               Group      Group
                                                       1999       1998
                                                     (pound)    (pound)
       Operating profit is stated after charging:

       Depreciation of tangible assets               235,315    175,173
       Auditors' remuneration                         19,000     19,407
       Profit on disposal of tangible assets          (4,241)        --
                                                   ========= ==========

--------------------------------------------------------------------------------
                                      -8-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                 Group    Group
   4   Investment income                                          1999     1998
                                                                (pound)  (pound)

       Profit on sale of fixed asset investments                 21,637       --
                                                               ======== ========

                                                                 Group    Group
   5   Amounts written off investments                            1999     1998
                                                                (pound)  (pound)

       Amounts written off investments in prior years written
       back: - fixed assets investment                           28,363       --
                                                               ======== ========

                                                                 Group    Group
   6   Interest payable                                           1999     1998
                                                                (pound)  (pound)

       On bank overdrafts and other credit facilities            73,649   85,489
                                                               ======== ========

                                                                 Group    Group
   7   Taxation                                                   1999     1998
                                                                (pound)  (pound)

       U.K. current year taxation
       U.K. corporation tax                                      63,072   51,360
                                                               ======== ========


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   8   Tangible fixed assets

       GROUP                    Plant and       Motor        Total
                                equipment    vehicles
                                   (pound)     (pound)      (pound)

       Cost
       At 1 January 1999        1,298,445      97,804    1,396,249
       Additions                  186,076      52,733      238,809
       Disposals                 (192,531)    (46,092)    (238,623)
                               ----------- ----------- ------------

       At 31 December 1999      1,291,990     104,445    1,396,435
                               ----------- ----------- ------------
       Depreciation
       At 1 January 1999          747,203      41,608      788,811
       On disposals              (192,531)    (28,268)    (220,799)
       Charge for the year        212,713      22,602      235,315
                               ----------- ----------- ------------
       At 31 December 1999        767,385      35,942      803,327
                               ----------- ----------- ------------
       Net book value
       At 31 December 1999        524,605      68,503      593,108
                               ----------- ----------- ------------

       At 31 December 1998        551,242      56,196      607,438
                               =========== =========== ============


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   9   Fixed asset investments

       COMPANY                                                    Shares in
                                                                 subsidiary
                                                               undertakings
                                                                     (pound)
       Cost

       At 1 January 1999                                            327,482
       Disposals                                                   (28,363)
                                                             ---------------

       At 31 December 1999                                          299,119
                                                             ---------------

       Provisions for diminution in value

       At 1 January 1999                                             28,363
       Charge for the year                                         (28,363)
                                                             ---------------

       At 31 December 1999                                               --
                                                             ---------------

       Net book value
       At 31 December 1999                                          299,119
                                                             ===============

       At 31 December 1998                                               --
                                                             ===============

       Holding of more than 20%

       The company holds more than 20% of the share capital of the following companies:

                                                                 Shares held
       Company                     Country of registration     Class        %
       Subsidiary undertakings
       UB (Soyco) Limited          England and Wales           Ordinary     98
       UBSN Limited                England and Wales           Ordinary    100

       The results of the subsidiary undertaking, UB (Soyco) Limited, are not included in the group consolidated financial statements as there will be disproportionate expenses incurred and delay in getting the information.

       On 8 December 1999 the company disposed of its investment in UB (Soyco) Limited.

   10  Stocks

                                                                 Group         Group         Company         Company
                                                                  1999          1998            1999            1998
                                                                (pound)       (pound)         (pound)         (pound)
       Finished goods and promotional material                  63,074        111,420           --              --
                                                        =============== ============== =============== ===============

       There is no material difference between the current replacement cost and historic cost of stock.

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   11  Debtors

                                                                 Group          Group         Company         Company
                                                                  1999           1998            1999            1998
                                                                (pound)        (pound)         (pound)         (pound)
       Trade debtors                                         2,631,095      2,173,221              --              --
       Amounts owed by subsidiary undertakings                      --             --              --           5,875
       Other debtors                                                --         91,403              --          55,347
       Prepayments and accrued income                           91,140        204,533          14,787           6,076
                                                        --------------- -------------- --------------- ---------------
                                                             2,722,235      2,469,157          14,787          67,298
                                                        =============== ============== =============== ===============


       Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Limited which is now in Creditors Voluntary Liquidation. The debt had been the subject of a legal action and German Lager Importers Limited had made a counter claim for breech of contract. This counter claim was dismissed by the courts and UBSN Limited, the subsidiary undertaking, obtained judgement for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all the money due from German Lager Importers Limited. All legal costs associated with these actions have been provided for in the accounts. The directors are pursuing an action to recover the debt through the liquidator of German Lager Importers Limited.

   12  Creditors: amounts falling due within one year

                                                                 Group          Group         Company         Company
                                                                  1999           1998            1999            1998
                                                                (pound)        (pound)         (pound)         (pound)
       Bank overdrafts                                       1,243,943      1,062,613              --           7,633
       Trade creditors                                       1,414,454      1,292,923              --              --
       Amounts owed to subsidiary undertakings                      --             --         156,125              --
       Corporation tax                                          69,094         57,382              72           1,391
       Other taxes and social security costs                    35,395         40,910          11,764          11,907
       Other creditors                                          16,035        221,595          16,035         221,595
       Accruals and deferred income                            286,463        441,805           5,500          53,749
                                                        --------------- -------------- --------------- ---------------
                                                             3,065,384      3,117,228         189,496         296,275
                                                        =============== ============== =============== ===============

       The bank overdrafts are secured by a fixed and floating charge over the assets of the group.

   13  Pension costs

       The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The pension cost charge represents contributions payable by the group to the fund and amounted to (pound)9,786 (1988 - (pound)11,818).

--------------------------------------------------------------------------------
                                      -12-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   14  Share capital

                                                                                              Company         Company
                                                                                                 1999            1998
                                                                                               (pound)         (pound)
       Authorised
       500,000 Ordinary shares of (pound)1 each                                                500,000         500,000
                                                                                       =============== ===============

       Allotted, called up and fully paid

       100,000 Ordinary shares of (pound)1 each                                                100,000         100,000
                                                                                       =============== ===============

   15  Statement of movements on profit and loss account

                                                                                                                Group
                                                                                                           Profit and
                                                                                                         loss account
                                                                                                               (pound)

       Balance at 1 January 1999                                                                              125,168
       Retained profit for the year                                                                           121,710
                                                                                                       ---------------
       Balance at 31 December 1999                                                                            246,878
                                                                                                       ===============

   16  Reconciliation of movements in shareholders' funds                                       Group           Group
                                                                                                 1999            1998
                                                                                               (pound)         (pound)

       Profit for the financial year                                                          121,710          90,843
       Opening shareholders' funds                                                            225,168         134,325
                                                                                       --------------- ---------------
       Closing shareholders' funds                                                            346,878         225,168
                                                                                       =============== ===============

   17  Contingent liabilities

       Company

       a) The company acts as a surety for the obligations on a lease of premises acquired by UB (Soyco) Limited (a former subsidiary undertaking) for a term of twenty years from 24 June 1990 at an annual rental of (pound)61,500.

       b) The company has issued a letter of comfort to the bankers of a subsidiary undertaking in respect of a facility of (pound)1,500,000 made available to this subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   18  Deferred taxation

       The  full  potential   liability  for  1999  is  (pound)12,000   (1998  -
       (pound)35,000) in respect of capital allowance carried forward which has not been provided in the accounts.

--------------------------------------------------------------------------------
                                      -13-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   19  Employees

       Number of employees

       The average monthly number of employees (including directors) during the year was:

                                                     1999            1998
                                                   Number          Number

       Sales and marketing                             15              15
                                           =============== ===============

       Employment costs
                                                   (pound)         (pound)

       Wages and salaries                         255,946         257,339
       Other pension costs                          9,786          11,818
                                           --------------- ---------------

                                                  265,732         269,157
                                           =============== ===============

   20  Litigation

       During 1998 a claim for (pound)500,000 was made jointly against the subsidiary undertaking, UBSN Limited, and two other defendants relating to a breech of an alleged sponsorship contract. The action was settled during the year.

   21  Control

       The directors consider the group's ultimate parent company to be Inversion Mirabele S.A., a company incorporated in Panama.



--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   22  Related party transactions

       During  the year the group has had the  following  transactions  with its related parties:
                                                                                              1999               1998
       Related party                          Transactions                                  (pound)            (pound)
       Shepherd Neame Limited                 Sales                                        699,493            636,100
                                              Freight costs                                240,590            265,830
                                              Commission payable                            63,227             49,092
                                              Purchases                                  4,625,586          4,076,419

       UBSN Limited                           Management fees received                          --             48,000
                                              Royalty income                                 8,711              6,067

       UB International Limited               Management charge payable                    103,547             66,666

       UB Global Corporation Limited          Purchases                                     96,009            296,449

       American United Breweries Inc.         Commission/Advertising payable               125,492            173,276
                                                                                   ---------------- ------------------


       At the balance sheet date, the following balances remained outstanding with the related parties:

                                                                                              1999               1998
                                                                                            (pound)            (pound)

       Shepherd Neame Limited                 Owed by                                      652,672            478,889
                                              Owed to                                    1,246,978          1,148,494
                                              Accruals                                     159,212            292,631

       UB International Limited               Management charge payable                    103,547             66,666

       American United Breweries Inc.         Accruals                                      38,386             29,739

       UB Global Corporation Limited          Owed to                                       64,023              6,944
                                                                                   ---------------- ------------------


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

COMPANY DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                        1999                           1998
                                                               (pound)        (pound)         (pound)         (pound)
Turnover

Sales and commissions                                                          20,881                          38,848

Administrative expenses

Wages and national insurance                                   255,946                        257,339
Pension scheme contributions                                     9,786                         11,818
Management fees payable                                             --                         75,000
Traveling and hotel accommodation                                   --                            211
Legal and professional fees                                        150                             --
Accountancy fees                                                    --                            600
Audit fees                                                       2,500                          2,400
Bank charges                                                       116                            460
General expenses                                                    15                            335
Royalty payable                                                  5,227                          3,646
                                                        ---------------                ---------------

                                                                            (273,740)                       (351,809)

Other operating income

Management fees receivable                                          --                         48,000
Costs reimbursed                                               265,732                        269,158
                                                        ---------------                ---------------

                                                                              265,732                         317,158
                                                                        --------------                 ---------------
Operating profit                                                               12,873                           4,197

Profit on sale of fixed asset investments                                      21,637                              --

Amounts written back on investments                                            28,383

Interest payable

Bank interest paid                                                              (852)                           (908)
                                                                        --------------                 ---------------
Profit before taxation                                                         62,021                           3,289
                                                                        ==============                 ===============

--------------------------------------------------------------------------------
                                      -16-

                                 U B S N LIMITED


                                   NO 2367133


                                REPORT & ACCOUNTS
                                31 DECEMBER 1999

UBSN LIMITED

Directors
V Mallya
B Dozey
D Townshend
D Anand
K Ganguly


Secretary
G. Lodhi


Auditors
Ernst & Young
Rolls House
7 Rolls Building
Fetter Lane
London
EC4A 1NH


Main Bankers
Nedcor Bank Ltd
Nedbank House
20 Abchurch Lane
London
EC4N 7AD


Solicitors
Travers Smith Braithwaite
10 Snow Hill
LONDON
EC1A 2AL


Registered Office
75 Westow Hill
Crystal Palace
London
SE19 1TX

UBSN Limited
DIRECTORS' REPORT



The directors have pleasure in presenting their report and accounts for the year ended 31 December 1999.

RESULTS AND DIVIDENDS

In the year the company made a profit of (pound)59,761 (1998 - (pound)87,547).

The directors do not recommend the payment of a dividend.

PRINCIPAL ACTIVITIES AND REVIEW OF THE BUSINESS

The principal activity of the company is the marketing and distribution of beer and wines.

With the continued growth in the sales of Kingfisher Lager it is anticipated results will improve in coming years.

DIRECTORS AND THEIR INTERESTS

The directors of the company during the year from 1 January 1999 to 31 December 1999 were those listed on page 2.

None of the directors held an interest in the company's shares at 31 December 1999, or at any time during the year.

FIXED ASSETS

The changes in fixed assets are disclosed in note 9.

By order of the board.







/s/ G Lodhi
---------------------------
Secretary
G Lodhi

UBSN Limited

STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS



Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those accounts, the directors are required to:

o    Select suitable accounting policies and then apply them consistently;

o    Make judgements and estimates that are reasonable and prudent; and

o Prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

UBSN Limited




REPORT OF THE AUDITORS
To the members of UBSN Limited





We have audited the accounts on pages 6 to 15, which have been prepared under the historical cost convention and on the basis of accounting policies set out on page 9.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 4 the company's directors are responsible for the preparation of the accounts in accordance with applicable United Kingdom law and, accounting standards. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you. Our responsibilities, as independent auditors, are established in the United Kingdom by Statute, the auditing Practices Board and by our profession's ethical guidance.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION

In our opinion the accounts give a true and fair view of the state of affairs of the company as at 31 December 1999 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

Ernst & Young
Registered Auditor
London

UBSN Limited

PROFIT AND LOSS ACCOUNT
Year ended 31 December 1999
                                                                                    1999          1998
                                                                         Notes     (pound)       (pound)
                                                                         -----   -----------   -----------
Turnover                                                                     3    7,337,939     6,755,146
Cost of sales                                                                    (4,813,017)   (4,369,611)
                                                                                 -----------   -----------

Gross profit                                                                      2,524,922     2,385,535
Distribution and selling costs                                                   (1,554,503)   (1,487,735)
Administrative expenses                                                            (649,558)     (585,213)
                                                                                 -----------   -----------

Operating profit                                                             4      320,861       312,587
Costs relating to litigation                                             13/14     (125,303)      (89,099)
Interest payable & similar charges                                           7      (72,797)      (84,581)
                                                                                 -----------   -----------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                       122,761       138,907
Tax on profit on ordinary activities                                         8      (63,000)      (51,360)
                                                                                 -----------   -----------
RETAINED PROFIT FOR THE YEAR                                                17       59,761        87,547
                                                                                 ===========   ===========


STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
Year ended 31 December 1999

There are no recognised gains or losses other than the profit attributable to shareholders of the company of (pound)59,761 in the year ended 31 December 1999 and of (pound)87,547 in the year ended 31 December 1998.

UBSN Limited

BALANCE SHEET
31 December 1999
                                                                                    1999          1998
                                                                          Notes    (pound)       (pound)
                                                                          -----  -----------   -----------
FIXED ASSETS                                                                 9      593,108       607,438
                                                                                 -----------   -----------

CURRENT ASSETS
Stocks                                                                      10       63,074       111,420
Debtors                                                                     11    2,883,363     2,407,734
Cash at bank and in hand                                                             26,164       154,381
                                                                                 -----------   -----------
                                                                                  2,972,601     2,673,535

CREDITORS: amounts falling due within one year                              12   (3,051,803)   (2,826,828)
                                                                                 -----------   -----------
NET CURRENT LIABILITIES                                                             (79,202)     (153,293)
                                                                                 -----------   -----------
NET ASSETS                                                                          513,906       454,145
                                                                                 ===========   ===========


CAPITAL AND RESERVES
Called up share capital                                                     16      100,000       100,000
Profit and loss account                                                     17      413,906       354,145
                                                                                 -----------   -----------
Equity shareholder's funds                                                          513,906       454,145
                                                                                 ===========   ===========



These financial statements were approved by the Board of Directors on 18 April 2000 and were signed on its behalf by:

/s/ D Townshend
-----------------------
D Townshend
Director


/s/ B Dozey
-----------------------
B Dozey
Director

UBSN Limited

Statement of Cash Flow

                                                           1999           1998
                                                       -----------     ---------
Net Cash Inflow/(Outflow) from Operating Activities        23,721      (460,744)
Servicing of Finance (Interest Paid)                      (72,797)      (84,581)
Taxation - Corporation Tax Paid                           (51,360)      (77,475)
Capital Expenditure
      Payment to acquire tangible Fixed Assets           (238,809)     (264,397)
      Proceeds from Sale of tangible Fixed Assets          22,065             0
                                                       -----------     ---------
(Decrease) in Cash in the period                         (317,180)     (887,197)
                                                       ===========     =========

Reconciliation of Operating Profit to Net Cash
 Inflow/Outflow from Operating Activities
                                                             1999          1998
Operating Profit                                          320,861       312,587
Costs relating to Litigation                             (125,303)      (89,099)
Depreciation                                              235,315       175,173
(Profit) on Sale of Fixed Assets                           (4,241)            0
Decrease in Debtors                                      (475,629)     (580,585)
Decrease/(Increase) in Stocks                              48,346       (67,150)
Increase/(Decrease) in Creditors                           24,372      (211,670)
                                                       -----------     ---------
Net Cash Inflow/(Outflow) from Operating Activities        23,721      (460,744)
                                                       ===========     =========

Analysis of Net Debt
                                                             1999          1998
Bank Balance/(Overdraft)
At 1st January                                           (900,599)      (13,402)
Net Cash Inflow/(Outflow)                                (317,180)     (887,197)
                                                       -----------     ---------
At 31st December                                       (1,217,779)     (900,599)
                                                       ===========     =========

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999




1.          ACCOUNTING POLICIES

            Accounting convention

            The accounts are prepared under the historical cost convention and in accordance with applicable accounting standards.

            Stocks

            Stocks are valued on a first-in, first-out basis at the lower of cost and net realisable value.

            Depreciation

            Depreciation is provided on all fixed assets at rates calculated to write off the cost of each asset evenly over its expected useful life as follows:

                         Plant and equipment -- 6 to 7 years
                         Motor vehicles      -- 2 to 5 years

            Foreign currency

            Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the exchange rate at the balance sheet date.

            Deferred taxation

            Provision is made for deferred taxation using the liability method on timing differences to the extent that it is probable that the liability will crystallise.

            Pensions

            The company does not operate a pension scheme.

2.          OWNERSHIP

            The  comnpany  is  owned  by  United  Breweries  International  (UK)
            Limited.

            Under an exclusive licence granted from United Breweries Limited of India, the company holds the right to brew, market, develop and sell Kingfisher Lager. The company, in turn, has granted a sub-licence to Shepherd Neame Limited for the brewing of Kingfisher.

UBSN Limited

NOTES TO TEE ACCOUNTS
31 December 1999




3. TURNOVER

Turnover comprises sales excluding value added tax. Export sales during the year were (pound)999,437 (1998 - (pound)881,744).

4. OPERATING PROFIT

This is stated after charging:

                                                           1999         1998
                                                         (pound)      (pound)

Depreciation                                             235,315     175,173
Auditors' remuneration: Audit services                    16,500      17,007
                        Non-audit services                 4,740       8,000
Exchange differences                                      (4,652)      2,032
                                                         --------    -------


5.  DIRECTORS' EMOLUMENTS
                                                            1999        1998
                                                          (pound)     (pound)

Other Emoluments                                         100,000      88,800
                                                         --------    -------


Emoluments excluding pension contributions of the Chairman were nil (1998 -- nil), and of the highest paid Director were (pound)47,800 (1998 - (pound)45,500) which included pension contributions of (pound)3,180 (1998 - (pound)3,100).

6. STAFF COSTS

The company had no employees during the year ended 31 Decembcr 1999 (1998-- nil).

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999


7.          INTEREST PAYABLE

                                                             1999         1998
                                                            (pound)     (pound)

            Bank overdrafts and other credit facilities      72,797      84,581
                                                            =======     =======

8.          TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                               1999        1998

            UK Corporation tax                               63,000      51,360
                                                            =======     =======

            The  corporation tax charge on the profits for 1998 has been reduced by tax losses brought  forward.  The main  reason for the tax charge
            exceeding  the  standard  rate  corporation  rate  of  30%   is that
            depreciation charges have exceeded taxation capital allowances.
9.          FIXED ASSETS
                                                        Plant and           Motor
                                                        Equipment          Vehicles         Total
                                                       ----------          --------       ---------
                                                         (pound)            (pound)        (pound)
            Cost:
            At 1 January 1999                          1,298,445             97,804       1,396,249
            Additions                                    186,076             52,733         238,809
            Disposals                                   (192,531)           (46,092)       (238,623)
                                                       ----------           -------       ----------
            At 31 December 1999                        1,291,990            104,445       1,396,435
                                                       ----------           -------       ----------


            Depreciation:
            At 1 January 1999                            747,203             41,608         788,811
            Charge for the year                          212,713             22,602         235,315
            Disposals                                   (192,531)           (28,268)       (220,799)
                                                       ----------           -------       ----------
            At 31 December 1999                          767,385             35,942         803,327
                                                       ----------           -------       ----------
            Net book value:
            At 31 December 1999                          524,605             68,503         593,108
                                                       ----------           -------       ----------

            At 1 January 1999                            551,242             56,196         607,438
                                                       ==========           =======       ==========

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999

10.         STOCKS

                                                                                  1999       1998
                                                                                (pound)    (pound)

            Finished goods and promotional materials                             63,074     111,420
                                                                              =========   =========

            There is no material difference between the current replacement cost and historical cost of stock

11.         DEBTORS

                                                                                  1999       1998
                                                                                (pound)    (pound)
            Trade debtors:
               Amounts owed by Shepherd Neame Limited                           583,469     383,979
               Other                                                          2,047,626   1,789,242
            Other debtors                                                             0      36,056
            Prepayments                                                          21,065           0
            Prepayments and accrued income in respect of related parties
               Amounts owed by Shepherd Neame Limited                            69,203      94,910
               UB International Ltd                                                   0     103,547
            Loans
                United Breweries International (UK) Ltd                         162,000           0
                                                                              ---------   ---------
                                                                              2,883,363   2,407,734
                                                                              =========   =========
12.         CREDITORS: amounts falling due within one year

                                                                                 1999        1998
                                                                               (pound)     (pound)

            Bank overdraft (Secured - see Note 18)                            1,243,943   1,054,980
            Trade creditors
               Amounts owed to Shepherd Neame Limited                         1,246,978   1,148,494
               UB Global Corporation Limited                                     64,023       6,994
               Others                                                           103,453     137,435
            Corporation tax payable                                              69,022      57,382
            VAT Payable                                                          23,631      27,612
            Accruals
               Amounts owed to Shepherd Neame Limited                           159,212     292,631
               Amnemican United Breweries Inc                                    38,386      29,739
               United Breweries International (UK) Ltd                           19,790           0
               Other                                                             83,365      71,561
                                                                              ---------   ---------
                                                                              3,051,803   2,826,828

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1999


13.         DISPUTE WITH MAJOR DISTRIBUTOR

            Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Ltd which is now in Creditors Voluntary liquidation. This debt had been the subject of a legal action and German Lager Importers Ltd had made a counter claim for breach of contract. This counter claim was dismissed by the courts and UBSN Ltd obtained judgenment for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all money due from German Lager Importers. All legal costs associated with these actions have been provided for in the accounts. The Directors are pursuing an action to recover the debt through the liquidator of German Lager Importers Ltd.

14.         LITIGATION

            During 1998 a claim for (pound)500,000 was made jointly against the company and two other defendants relating to a breach of an alleged sponsorship contract. The action was settled during the year.

15.         DEFERRED TAXATION

            The full potential liability for 1999 is (pound)12,000 (1998 - (pound)35,000) in respect of capital allowance carried forward which has not been provided in the accounts.

16.         SHARE CAPITAL
                                                          Authorised               Allotted, called up
                                                          And issued                 and partly paid

                                                     1999           1998           1999            1998
                                                      No             No           (pound)         (pound)
            125,000 "A" shares of (pound)1 each    125,000        125,000         50,000          50,000
            125,000 "B" shares of (pound)1 each    125,000        125,000         50,000          50,000
                                                   -------        -------         ------          ------
                                                   250,000        250,000        100,000         100,000
                                                   =======        =======        =======         =======

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999



17.         RECONCILIATION OF SHAREHOLDERS' FUNDS AND MOVEMENTS ON RESERVES

                                                             Profit
                                              Share         and loss
                                            Capital          account      Total
                                            (pound)          (pound)     (pound)

            As at 1 January 1998            100,000         266,591     366,591
            Profit for the year                   -          87,554      87,554
                                            -------         -------     -------
            As at 31 December 1998          100,000         354,145     454,145
            Profit for the year                   -          59,761      59,761
                                            -------         -------     -------
            As at 31 December 1999          100,000         413,906     513,906
                                            =======         =======     =======




18.         BANK OVERDRAFT

            The bank overdraft is secured by a fixed and floating charge over the assets of the company.

19.         PARENT UNDERTAKING AND CONTROLLING PARTY

            The company's immediate parent undertaking is United Breweries International (UK) Limited and the ultimate parent company is Inversion Mirabela S.A. incorporated in Panama.

            For the period under review Shepherd Neame Limited remains a related party as envisaged by FRS 8 on the basis of shared business interests.

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999


20. TRANSACTIONS WITH RELATED PARTIES

         During the year the company has had the following transactions with its related parties.
                                                                              1999           1998
                                                                            (pound)         (pound)
         Shepherd Neame Limited.
                         Sales                                              699,493         636,100
                         Freight Costs                                      240,590         265,830
                               Commission Payable                            63,227          49,092
                         Purchases                                        4,625,586       4,076,419

         United Breweries International (UK) Limited.
         (Parent Company registered in the UK)
                         Management Charge Payable                                0          48,000
                         Loans made by UBSN Ltd                             162,000               0
                         Royalties Payable                                   14,970               0
                         Consultancy Fee Payable                              5,000               0


         UB International Ltd.
         (Company registered in the UK)
                         Management Charge Payable                          103,547          66,666


         UB Global Corporation Ltd.
         (Subsidiary of United Breweries of India,
           registered in India)
                         Purchases                                           96,009         296,449


         American United Breweries Inc
         (Registered in the USA)
                         Commission/Advertising payable                     125,492         173,276


         As a result of the trading and other activities with related parties, the following balances remained outstanding as at 31 December 1999

                                                                             1999            1998
                                                                            (pound)         (pound)
        Amount owed by United Breweries International (UK) Ltd              162,000               0
        Amounts owed by Shepherd Neame Limited                              652,672         478,889
        Amounts owed to Shepherd Neame Limited                            1,246,978       1,148,494
        Amounts owed to UB Global Corportation Ltd                           64,023           6,944
        Accruals - Shepherd Neame Limited                                   159,212         292,631
                   American United Brewers Inc                               38,386          29,739
                   United Breweries International (UK) Ltd                   19,790               0

                                       15

                      THE FOLLOWING STATEMENTS DO NOT FORM

                     PART OF THE AUDITED STATUTORY ACCOUNTS

UBSN Limited

DETAILED PROFIT AND LOSS ACCOUNT
Year ended 31 December 1999
                                                         1999           1998
                                                       (pound)         (pound)
GROSS PROFIT

Sales                                                 7,337,939       6,755,146
Cost of sales                                        (4,813,017)     (4,369,611)
                                                     ----------       ----------

Gross profit                                          2,524,922       2,385,535
                                                     ----------       ----------

DISTRIBUTION AND SELLING EXPENSES
Freight                                                 329,185         352,277
Advertising and promotional expenses                    497,093         514,543
Sales commission                                        141,228         119,592
Dispense equipment repairs                              152,073         120,087
Operational expenses                                    207,385         183,862
Sponsorship                                             127,049          88,902
Other distribution and selling                          100,490         108,472
                                                     ----------      ----------
                                                      1,554,503       1,487,735
                                                     ----------      ----------

GENERAL AND ADMINISTRATIVE EXPENSES

Management fees                                         103,547         114,666
Audit and taxation fees                                  25,047          25,007
Postage and stationery                                    3,845           2,842
Bad debt provision                                       47,634          64,400
Depreciation/Profit on asset disposal                   231,074         175,173
Exchange differences                                     (4,652)          2,032
Operational expenses                                    187,497         167,531
Royalties payable/receivable                              5,330           6,076
Miscellaneous                                            50,236          27,486
                                                     ----------      ----------
                                                        649,558         585,213
                                                     ----------      ----------

FINANCE COSTS

Bank interest and charges                                72,797          84,581
                                                     ----------      ----------
                                                         72,797          84,581
                                                     ----------      ----------


EXCEPTIONAL ITEMS

Litigation costs                                        125,303          89,099
                                                     ----------      ----------
Profit on ordinary activities before tax                122,761         138,907
                                                     ==========      ==========

                   UNITED BREWERIES INTERNATIONAL (UK) LIMITED

                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31 DECEMBER 1999

UNITED BREWERIES INTERNATIONAL (UK) LIMITED
COMPANY INFORMATION

--------------------------------------------------------------------------------


         Directors                               M K  Nambiar
                                                 V S  Kumar
                                                 G M K  Lodhi

         Secretary                               G M K  Lodhi

         Company number                          1688201

         Registered office                       75 Westow Hill
                                                 Crystal Palace
                                                 London
                                                 SE19 1TX

         Auditors                                J.M. Shah and Company
                                                 Chartered Accountants
                                                 24 Old Bond Street
                                                 London
                                                 W1X 4JE

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONTENTS

                                                                           Page

                  Directors' report                                        1 - 2


                  Auditors' report                                            3


                  Profit and loss account                                     4


                  Balance sheet                                               5


                  Cash flow statement                                         6


                  Notes to the cash flow statement                            7


                  Notes to the financial statements                       8 - 13



                        ---------------------------------

                  The following does not form part of the statutory financial statements:

                  Detailed trading and profit and loss account                14

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


The directors present their report and financial statements for the year ended 31 December 1999.

Principal activities and review of the business

The principal activity of the company during the year continued to be that of commission agents for the sale of beverages.

The results for the year and the financial position at the year end were considered satisfactory by the directors who expect continued growth in the foreseeable future.

Results and dividends

The results for the year are set out on page 4.

The directors do not recommend payment of dividends.

Fixed assets

Details relating to fixed assets are shown in the notes to the financial statements.

Year 2000

The directors have considered whether the company's operations could be adversely affected by malfunctions in computer or other equipment arising from errors in processing dates in the year 2000 and beyond.

No part of the company's current operations are critically dependent on computer or other equipment which could be affected by year 2000 problems.

Directors' interests

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                            Ordinary shares of (pound) 1 each
                                        31 December 1999       1 January 1999
M K Nambiar                                           --                   --
V S Kumar                                             --                   --
G M K Lodhi                                           --                   --
K G James      (Resigned 30 June 1999)

Auditors

The company has by elective resolution dispensed with the obligation to appoint auditors annually in accordance with section 386(1) of the Companies Act 1985. Therefore, the auditors, J.M. Shah and Company, will be deemed to be reappointed for each succeeding financial year.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


Directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting  policies and then apply them consistently;

- make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to medium-sized companies.

By order of the board


G M K Lodhi
Director

20 April 2000

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

AUDITORS' REPORT
TO THE SHAREHOLDERS OF UNITED BREWERIES INTERNATIONAL (UK) LIMITED

--------------------------------------------------------------------------------

We have audited the financial statements on pages 4 to 13 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

Respective responsibilities of directors and auditors

As described on page 2 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 1999 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/ J.M. Shah & Co.
-----------------------
J. M. Shah and Company
Chartered Accountants
and Registered Auditors
24 Old Bond Street
London

W1X 4JE                                                       20 April 2000

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                                            1999                 1998
                                                              Notes                       (pound)              (pound)
Turnover                                                        2                         20,881               38,848

Administrative expenses                                                                 (273,740)            (351,809)
Other operating income                                                                   265,732              317,158
                                                                            --------------------- --------------------

Operating profit                                                3                         12,873                4,197

Profit on sale of fixed asset investment                                                  21,637                   --
                                                                            --------------------- --------------------
Profit on ordinary activities before interest                                             34,510                4,197

Amounts written off investments                                 4                         28,363                   --
Interest payable and similar charges                            5                           (852)                (908)
                                                                            --------------------- --------------------

Profit on ordinary activities before taxation                                             62,021                3,289

Tax on profit on ordinary activities                            6                            (72)                  --
                                                                            --------------------- --------------------
Profit on ordinary activities after taxation                   12                         61,949                3,289
                                                                            ===================== ====================

The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

BALANCE SHEET
AS AT 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                         1999                            1998
                                              Notes            (pound)         (pound)         (pound)         (pound)
Fixed assets

Investments                                     7                             299,119                         299,119

Current assets

Debtors                                         8               14,787                         67,298
Cash at bank and in hand                                         7,681                             --
                                                        ---------------                ---------------

                                                                22,468                         67,298

Creditors: amounts falling due within
one year                                        9             (189,496)                      (296,275)
                                                        ---------------                ---------------

Net current liabilities                                                      (167,028)                       (228,977)
                                                                        --------------                 ---------------

Total assets less current liabilities                                         132,091                          70,142
                                                                        ==============                 ===============

Capital and reserves

Called up share capital                        11                             100,000                         100,000
Profit and loss account                        12                              32,091                        (29,858)
                                                                        --------------                 ---------------

Shareholders' funds - equity interests         13                             132,091                          70,142
                                                                        ==============                 ===============


This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to medium-sized companies.

The financial statements were approved by the Board on 20 April 2000.

M K Nambiar                                          G M K Lodhi
Director                                             Director

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                                 1999                            1998
                                                                               (pound)                         (pound)
Net cash inflow/(outflow) from operating activities                           (32,443)                        258,488

Returns on investments and servicing of finance

Interest paid                                                    (852)                          (908)
                                                        ---------------                ---------------
Net cash outflow from returns on investments
and servicing of finance                                                         (852)                           (908)

Taxation                                                                       (1,391)                        (17,170)

Acquisitions and disposals

Purchase of subsidiary undertakings                                 --                      (249,118)
Sale of subsidiary undertakings                                 50,000                             --
                                                        ---------------                ---------------

Net cash inflow/(outflow) for acquisitions and
disposals                                                                      50,000                       (249,118)
                                                                        --------------                 ---------------
Increase/(decrease) in cash in the year                                        15,314                         (8,708)
                                                                        ==============                 ===============

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   1   Reconciliation of operating profit to net cash (outflow)/inflow from                      1999            1998
       operating activities
                                                                                               (pound)         (pound)
       Operating profit                                                                        12,873           4,197
       Decrease in debtors                                                                     52,511          28,255
       (Decrease)/Increase in creditors within one year                                       (97,827)        226,036
                                                                                       --------------- ---------------

       Net cash (outflow)/inflow from operating activities                                    (32,443)        258,488
                                                                                       =============== ===============

   2   Analysis of net funds/(debt)                     1 January 1999      Cash flow           Other     31 December
                                                                                             non-cash            1999
                                                                                              changes
                                                                (pound)        (pound)         (pound)         (pound)
       Net cash:
       Cash at bank and in hand                                     --          7,681              --           7,681
       Bank overdrafts                                          (7,633)         7,633              --              --
                                                        --------------- -------------- --------------- ---------------

       Net (debt)/funds                                         (7,633)        15,314              --           7,681
                                                        =============== ============== =============== ===============

   3   Reconciliation of net cash flow to movement in net funds/(debt)                           1999            1998
                                                                                              (pound)         (pound)

       Increase/(decrease) in cash in the year                                                 15,314          (8,708)
       Cash inflow from increase in debt                                                           --              --
                                                                                       --------------- ---------------

       Movement in net funds/(debt) in the year                                                15,314          (8,708)
       Opening net (debt)/funds                                                                (7,633)          1,075
                                                                                       --------------- ---------------

       Closing net funds/(debt)                                                                 7,681          (7,633)
                                                                                       =============== ===============



UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


 1     Accounting policies

 1.1   Accounting convention

       The  financial   statements  are  prepared  under  the  historical   cost
       convention.

 1.2   Turnover

       Turnover represents amounts receivable by the company for goods sold, services supplied and commissions receivable and is stated net of value added tax.

 1.3   Investments

       Fixed asset investments are stated at cost less provision for diminution in value.

 1.4   Pensions

       The pension costs charged in the financial statements represent the contributions payable by the company during the year in accordance with Statement of Standard Accounting Practice 24.

 1.5   Deferred Taxation

       Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the foreseeable future.

 1.6   Group accounts

       The financial statements present information about the company as an individual undertaking and not about its group. The company and its subsidiary undertaking comprise a medium-sized group. The company has therefore taken advantage of the exemptions provided by section 248 of the Companies Act 1985 not to prepare group financial statements.

 2     Turnover

       The total turnover of the company for the year has been derived from its principal activity wholly undertaken in the United Kingdom.

 3     Operating  profit

                                                                                              1999               1998
                                                                                            (pound)            (pound)
       Operating  profit is stated after charging:

       Auditors' remuneration                                                                2,500              2,400
                                                                               =================== ==================

 4     Amounts written off investments                                                        1999               1998
                                                                                            (pound)            (pound)

       Amounts written off investments in prior years written back:
       - fixed assets                                                                      (28,363)                --
                                                                               =================== ==================



UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------



   5   Interest payable                                                                     1999                 1998
                                                                                          (pound)              (pound)

       On bank loans and overdrafts                                                          852                  908
                                                                          ======================= ====================


   6   Taxation                                                                             1999                 1998
                                                                                          (pound)              (pound)

       U.K. current year taxation
       U.K. corporation tax at 20% (1998 - 21%)                                               72                   --
                                                                          ======================= ====================

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   7   Fixed asset investments

                                                                  Shares in
                                                                      group
                                                               undertakings
                                                                        and
                                                              participating
                                                                  interests
                                                                     (pound)

       Cost

       At 1 January 1999                                            327,482
       Disposals                                                   (28,363)
                                                              --------------

       At 31 December 1999                                          299,119
                                                              --------------
       Provisions for diminution in value

       At 1 January 1999                                             28,363
       On disposals                                                (28,363)
                                                              --------------

       At 31 December 1999                                               --
                                                              --------------
       Net book value

       At 31 December 1999                                          299,119
                                                              ==============

       At 31 December 1998                                          299,119
                                                              ==============

       Holdings of more than 20%

       The company holds more than 20% of the share capital of the following companies:

                                                                 Shares held

       Company                     Country of registration or   Class      %
                                   Incorporation
       Subsidiary undertakings

       UBSN Limited                England and Wales            Ordinary   100

       The aggregate amount of capital and reserves and the results of these undertakings for the last relevant financial year were as follows:

                                                Capital and      Profit for
                                                   reserves        the year

       UBSN Limited                                 513,906          59,761
                                             =============== ===============

       On 8 December 1999 the company disposed of its investment in UB (Soyco) Limited.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   8   Debtors                                                                                   1999            1998
                                                                                               (pound)         (pound)

       Amounts owed by subsidiary undertakings                                                     --           5,875
       Other debtors                                                                               --          55,347
       Prepayments and accrued income                                                          14,787           6,076
                                                                                       --------------- ---------------

                                                                                               14,787          67,298
                                                                                       =============== ===============




   9   Creditors: amounts falling due within one year                                            1999            1998
                                                                                              (pound)         (pound)

       Bank loans and overdrafts                                                                   --           7,633
       Amounts owed to subsidiary undertakings                                                156,125              --
       Corporation tax                                                                             72           1,391
       Other taxes and social security costs                                                   11,764          11,907
       Other creditors                                                                         16,035         221,595
       Accruals and deferred income                                                             5,500          53,749
                                                                                       --------------- ---------------

                                                                                              189,496         296,275
                                                                                       =============== ===============


   10  Pension costs

       The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)9,786 (1998 - (pound)11,818).

   11  Share capital                                                                             1999            1998
                                                                                              (pound)         (pound)

       Authorised

       500,000 Ordinary shares of(pound)1 each                                                500,000         500,000
                                                                                       =============== ===============

       Allotted, called up and fully paid

       100,000 Ordinary shares of(pound)1 each                                                100,000         100,000
                                                                                       =============== ===============

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   12  Statement of movements on profit and loss account
                                                                                                           Profit and
                                                                                                         loss account
                                                                                                               (pound)
       Balance at 1 January 1999                                                                             (29,858)
       Retained profit for the year                                                                            61,949
                                                                                                       ---------------

       Balance at 31 December 1999                                                                             32,091
                                                                                                       ===============


   13  Reconciliation of movements in shareholders' funds                                        1999            1998
                                                                                              (pound)         (pound)

       Profit for the financial year                                                           61,949           3,289
       Opening shareholders' funds                                                             70,142          66,853
                                                                                       --------------- ---------------

       Closing shareholders' funds                                                            132,091          70,142
                                                                                       =============== ===============


   14  Contingent liabilities

       a) The company acts as a surety for the obligations on a lease of premises acquired by UB (Soyco) Limited (a former subsidiary undertaking) for a term of twenty years from 24th June 1990 at an annual rental of (pound)61,500.

       b) The company has issued a letter of comfort to the bankers of a subsidiary undertaking in respect of a facility of (pound)1,500,000 made available to this subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   15  Transactions with the directors

       During the year, the company was charged management fees of (pound)Nil (1998 - (pound)75,000) by UB Group (UK) Limited. The directors of United Breweries International (UK) Limited are also directors of UB Group (UK) Limited.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   16  Employees

       Number of employees

       The average monthly number of employees (including  directors) during the year was:
                                                                                                 1999            1998
                                                                                               Number          Number
       Sales and marketing                                                                         10              10
                                                                                       =============== ===============

       Employment costs

                                                                                               (pound)         (pound)

       Wages and salaries                                                                     255,946         257,339
       Other pension costs                                                                      9,786          11,818
                                                                                       --------------- ---------------

                                                                                              265,732         269,157
                                                                                       =============== ===============

   17  Ultimate parent undertaking and control

       The directors consider the company's ultimate parent undertaking to be Inversion Mirabele S.A., a company incorporated in Panama.


   18  Related party transactions

       During the year the company received  management fees of (pound)Nil (1998
       - (pound)48,000) and also received royalty income of (pound)8,711 (1998 -
       (pound)6,067) from its subsidiary undertaking UBSN Limited.

       At the balance sheet date, the following amounts were owed by/(to) related parties:

                                                                                                 1999            1998
                                                                                               (pound)         (pound)

       UBSN Limited (subsidiary undertaking)                                                 (156,125)          5,875
                                                                                       =============== ===============

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                        1999                            1998
                                                               (pound)        (pound)         (pound)         (pound)
Turnover

Sales and commissions                                                          20,881                          38,848

Administrative expenses

Wages and national insurance                                   255,946                        257,339
Pension scheme contributions                                     9,786                         11,818
Management fees payable                                             --                         75,000
Traveling and hotel accommodation                                   --                            211
Legal and professional fees                                        150                             --
Accountancy fees                                                    --                            600
Audit fees                                                       2,500                          2,400
Bank charges                                                       116                            460
General expenses                                                    15                            335
Royalties payable                                                5,227                          3,646
                                                        ---------------                ---------------
                                                                             (273,740)                       (351,809)
                                                                        --------------                 ---------------

                                                                             (252,859)                       (312,961)

Other operating income

Management fees receivable                                          --                         48,000
Costs reimbursed                                               265,732                        269,158
                                                        ---------------                ---------------

                                                                              265,732                         317,158
                                                                        --------------                 ---------------

Operating profit                                                               12,873                           4,197

Profit on sale of fixed asset investments                                      21,637                              --

Amounts written off investments

Amounts written back on investments                                            28,363                              --


Interest payable

Bank interest paid                                                               (852)                           (908)
                                                                        --------------                 ---------------

Profit before taxation                                                         62,021                           3,289
                                                                        ==============                 ===============


                                 U B S N LIMITED


                                   NO 2367133


                               REPORT & ACCOUNTS
                                31 DECEMBER 1998

UBSN Limited


Directors
V Mallya
B Dozey
D Townshend
D Anand
K Ganguly

Secretary
G Lodhi

Auditors
Ernst & Young
Becket House
1 Lambeth Palace Road
LONDON
SEl 7EU

Bankers
Nedcor Bank Ltd
Nedbank House
20 Abchurch Lane
London
EC4A 2AL

Solicitors
Travers Smith Braithwaite
10 Snow Hill
LONDON
EClA 2AL

Registered Office
75 Westow Hill
Crystal Palace
London
SE19 1TX

UBSN Limited


DIRECTORS' REPORT



The directors have pleasure in presenting their report and accounts for the year ended 31 December 1998.

RESULTS AND DIVIDENDS

In the year the company made a profit of (pound)87,547 (1997 - (pound)78,102).

The directors do not recommend the payment of a dividend.

PRINCIPAL ACTIVITIES AND REVIEW OF THE BUSINESS

The principal activity of the company is the marketing, distribution, selling and wholesaling of beer and wines.

With the continued growth in the sales of Kingfisher Lager and the introduction of Kalyani Indian Lager it is anticipated results will continue to improve in coming years.

DIRECTORS AND THEIR INTERESTS

The directors of the company during the year from 1 January 1998 to 31 December 1998 were those listed on page 2.

None of the directors held an interest in the company's shares at 31 December 1998, or at any time during the year.

FIXED ASSETS

The changes in fixed assets are disclosed in note 9.




By order of the board.



Secretary
G Lodhi

UBSN Limited


STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS



Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those accounts, the directors are required to:

 o   Select suitable accounting policies and then apply them consistently;

 o   Make judgements and estimates that are reasonable and prudent; and

 o Prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

UBSN Limited


REPORT OF THE AUDITORS
To the members of UBSN Limited



We have audited the accounts on pages 6 to 14, which have been prepared under the historical cost convention and on the basis of accounting policies set out on page 8.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 4 the company's directors are responsible for the preparation of the accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION

In our opinion the accounts give a true and fair view of the state of affairs of the company as at 31 December 1998 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


Ernst & Young
Registered Auditor
London

UBSN Limited


PROFIT AND LOSS ACCOUNT
Year ended 31 December 1998



                                                           1998            1997
                                        Notes            (pound)         (pound)

Turnover                                    3          6,755,146       5,743,653
Cost of sales                                          4,369,611       3,563,867
                                                       ---------       ---------
Gross profit                                           2,385,535       2,179,786

Distribution and selling costs                         1,487,735       1,287,459
Administrative expenses                                  585,213         676,146
                                                       ---------       ---------
Operating profit                            4            312,587         216,181

Costs relating to litigation            13/14             89,099          64,463
Interest payable & similar charges          7             84,581          43,116
                                                       ---------       ---------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION            138,907         108,602

Tax on profit on ordinary activities        8             51,360          30,500
                                                       ---------       ---------
RETAINED PROFIT FOR THE YEAR               17             87,547          78,102
                                                       =========       =========



STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
Year ended 31 December 1998

There are no recognised gains or losses other than the profit attributable to shareholders of the company of (pound)87,547 in the year ended 31 December 1998 and of (pound)78,102 in the year ended 31 December 1997.

UBSN Limited


BALANCE SHEET
31 December 1998



                                                          1998             1997
                                          Notes         (pound)          (pound)

FIXED ASSETS                                9          607,438          518,214

CURRENT ASSETS
Stocks                                     10          111,420           44,270
Debtors                                    11        2,407,734        1,827,149
Cash at bank and in hand                               154,381           59,334
                                                     ---------        ---------
                                                     2,673,535        1,930,753

CREDITORS:
amounts falling due within one year        12        2,826,828        2,082,376
                                                     ---------        ---------
NET CURRENT LIABILITIES                               (153,293)        (151,623)

NET ASSETS                                             454,145          366,591
                                                     =========        =========
CAPITAL AND RESERVES
Called up share capital                    16          100,000          100,000
Profit and loss account                    17          354,145          266,591
                                                     ---------        ---------
                                                       454,145          366,591
                                                     =========        =========


These financial statements were approved by the Board of Directors on___________ and were signed on its behalf by:



D Townshend

D Dozey

Directors

UBSN Limited


Statement of Cash Flow



                                                        1998              1997

Net Cash Inflow/(Outflow) from Operating Activities   (460,744)         122,465

Servicing of Finance (Interest Paid)                   (84,581)         (43,116)
Taxation - Corporation Tax Paid                        (77,475)         (52,844)
Capital Expenditure
Payment to acquire tangible Fixed Assets              (264,397)        (152,396)
Proceeds from Sale of tangible Fixed Assets              -                3,299
                                                      --------         --------
(Decrease)/Increase in Cash in the period             (887,197)        (122,592)


Reconciliation of Operating Profit to Net Cash Inflow/Outflow from Operating Activities

                                                        1998              1997

Operating Profit                                       312,587          216,181
Costs relating to Litigation                           (89,099)         (64,463)
Depreciation                                           175,173          163,773
(Profit)/Loss on Sale of Fixed Assets                        0            1,843
(Increase)/Decrease in Debtors                        (580,585)        (189,835)
(Increase)/Decrease in Stocks                          (67,150)          (5,174)
Increase/(Decrease) in Creditors                      (211,670)             140
                                                      --------         --------
Net Cash Inflow/(Outflow) from Operating Activities   (460,744)         122,465


Analysis of Net Debt

                                                        1998              1997

Bank Balance/(Overdraft)
At 1st January                                         (13,402)         109,190
Net Cash Inflow/(Outflow)                             (887,197)        (122,592)
                                                      --------         --------
At 31st December                                      (900,599)         (13,402)

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



1.           ACCOUNTING POLICIES

             Accounting convention
             The accounts are prepared under the historical cost convention and in accordance with applicable accounting standards.

             Stocks
             Stocks are valued on a first-in, first-out basis at the lower of cost and net realisable value.

             Depreciation
             Depreciation is provided on all fixed assets at rates calculated to write off the cost of each asset evenly over its expected useful life as follows:

             Plant and equipment       -      6 to 7 years
             Motor vehicles            -      2 to 5 years

             Foreign currency
             Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the exchange rate at the balance sheet date.

             Deferred taxation
             Provision is made for deferred taxation using the liability method on timing differences to the extent that it is probable that the liability will crystallise.

             Pensions
             The company does not operate a pension scheme.


2.           JOINT VENTURE

             The  company was jointly  owned by United  Breweries  International
             (UK) Limited and Shepherd Neame Limited under a joint venture agreement whereby both parties held a 50 per cent interest in the company. At the 1 January 1998 Shepherd Neame Limited agreed to sell its 50 per cent share in the company to United Breweries International (UK) Limited. Under an exclusive licence granted from United Breweries Limited of India, the company holds the right to brew, market, develop and sell Kingfisher Lager. The company, in turn, has granted a sub-licence to Shepherd Neame Limited for the brewing of Kingfisher.

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



3.           TURNOVER

             Turnover comprises sales excluding value added tax. Export sales during the year were (pound)881,744 (1997 - (pound)924,826).

4.           OPERATING PROFIT

             This is stated after charging:

                                                               1998        1997
                                                             (pound)     (pound)

             Depreciation                                   175,173     163,773
             Auditors' remuneration: Audit services          17,007       8,532
                                     Non-audit services       8,000          -
             Exchange differences                             2,032       7,914
                                                            =======     =======




5.           DIRECTORS' EMOLUMENTS                             1998        1997
                                                             (pound)     (pound)

             Other Emoluments                                88,800      86,900
                                                            =======     =======


             Emoluments excluding pension contributions of the Chairman were nil (1997 - nil), and of the highest paid Director were (pound)45,500 (1997 - (pound)43,567) which included pension contributions of (pound)3,100 (1997 - (pound)3,030).

6.           STAFF COSTS

             The company had no employees during the year ended 31 December 1998 (1997 - nil).

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



7.           INTEREST PAYABLE

                                                               1998        1997
                                                             (pound)     (pound)


             Bank overdrafts and other credit facilities    84,581      43,116
                                                           =======     =======


8.           TAX ON PROFIT ON ORDINARY ACTIVITIES
                                                              1998        1997

             UK Corporation tax                             51,360      30,500
                                                           =======     =======


             The corporation tax charge on the profits for 1997 has been reduced by tax losses brought forward.

9.           FIXED ASSETS

                                        Plant and         Motor
                                        Equipment       Vehicles         Total
                                          (pound)        (pound)        (pound)
             Cost:
             At 1 January 1998         1,034,048         97,804      1,131,852
             Additions                   264,397              0        264,397
                                       ---------         ------      ---------
At 31 December 1998                    1,298,445         97,804      1,396,249
                                       ---------         ------      ---------



             Depreciation:
             At 1 January 1998           592,593         21,045        613,638
             Charge for the year         154,610         20,563        175,173
                                       ---------         ------      ---------
             At 31 December 1998         747,203         41,608        788,811
                                       ---------         ------      ---------

             Net book value:
             At 31 December 1998         551,235         56,196        607,438
                                       ---------         ------      ---------
             At 1 January 1998           441,455         76,759        518,214
                                       =========         ======      =========

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



10.          STOCKS
                                                                                       1998           1997
                                                                                     (pound)        (pound)

             Finished goods and promotional materials                               111,420         44,270

                                                                                   ========       ========

             There is no material difference between the current replacement cost and historical cost of stock.

11.          DEBTORS

                                                                                       1998           1997
                                                                                     (pound)        (pound)

             Trade debtors:
                Amounts owed by Shepherd Neame Limited (note 19)                    383,979        253,999
                Other                                                             1,789,242      1,475,182
             Other debtors                                                           36,056         15,889
             Prepayments and accrued income:
                  Amounts owed by Shepherd Neame Limited (note 19)                   94,910         27,780
                  UB Global Corporation Limited                                           0         54,299
                  UB International Ltd                                              103,547              -
                                                                                   ---------     ---------
                                                                                  2,407,734      1,827,149
                                                                                   =========     =========
12.         CREDITORS: amounts falling due within one year
                                                                                       1998           1997
                                                                                     (pound)        (pound)

            Bank overdraft                                                        1,054,980         72,736
            Trade creditors
               Amounts owed to Shepherd Neame Limited (note 19)                   1,148,494      1,589,417
               UB Global Corporation Limited                                          6,994              -
               Others                                                               137,435        129,168
            Corporation tax payable                                                  57,382         83,497
            VAT Payable                                                              27,612
            Accruals
               Amounts owed to Shepherd Neame Limited (note 19)                     292,631        114,295
               American United Breweries Inc.                                        29,739              -
               Other                                                                 71,561         93,263
                                                                                  ---------      ---------
                                                                                  2,826,828      2,082,376
                                                                                  =========      =========

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



13.          DISPUTE WITH MAJOR DISTRIBUTOR

             Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Ltd. which is now in Creditors Voluntary liquidation. This debt had been the subject of a legal action and German Lager Importers Ltd. had made a counter claim for breach of contract. This counter claim was dismissed by the courts and UBSN Ltd. obtained judgement for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all money due from German Lager Importers. All legal costs associated with these actions have been provided for in the accounts. The Directors are considering what further action can be taken to recover the debt.

14.          LITIGATION

             During the year a claim for (pound)500,000 was made jointly against the company and two other defendants relating to a breach of an alleged sponsorship contract. The directors dispute that the company has any connection with the alleged sponsorship contract and having taken legal advice do not believe that there is a valid claim against the company. Consequently no provision for future costs or damages has been made. Proceedings have also been started in India in relation to the same dispute. Indian legal advice has indicated that no liability other than legal costs is likely to arise as a consequence of these proceedings. (pound)30,455 of legal costs incurred in defending the action during 1998 are included in the Profit & Loss account.

15.          DEFERRED TAXATION

             The full potential liability for 1998 is (pound) 35,000 (1997 - (pound)26,000) in respect of capital allowance carried forward which has not been provided in the accounts.

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998




16.          SHARE CAPITAL

                                             Authorised           Allotted, called up
                                             And issued             and partly paid

                                           1998        1997         1998        1997
                                             No          No       (pound)     (pound)

125,000 'A' shares of(pound)1 each      125,000     125,000       50,000      50,000
125,000 'B' shares of(pound)1 each      125,000     125,000       50,000      50,000
                                        -------     -------       ------      ------
                                        250,000     250,000      100,000     100,000
                                        =======     =======      =======     =======


17.         RECONCILIATION OF SHAREHOLDERS' FUNDS AND MOVEMENTS ON RESERVES

                                                         Profit
                                             Share     and loss
                                            Capital     account       Total
                                            (pound)     (pound)      (pound)


            As at 1 January 1997            100,000     188,489     288,489
            Profit for the year                   -      78,102      78,102
                                            -------     -------     -------
            At 1 January 1998               100,000     266,591     366,591
            Profit for the year                   -      87,554      87,554
                                            -------     -------     -------
            As at 31 December 1998          100,000     354,145     454,145
                                            =======     =======     =======

18.         PARENT UNDERTAKING AND CONTROLLING PARTY

            The company's  immediate  parent  undertaking is United  Breweries
            International (UK) Limited and the ultimate parent company is Inversion Mirabela S.A. incorporated in Panama.

            For the period under review Shepherd Neame Limited remains a related party as envisaged by FRS 8 on the basis of control and shared business interests.

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



19       TRANSACTIONS WITH RELATED PARTIES

         During the year the company has had the following transactions with its related parties.

                                                             1998         1997
                                                           (pound)      (pound)
         Shepherd Neame Limited.
                        Sales                             636,100      674,000
                        Freight Costs                     265,830      199,423
                        Commission                         49,092       56,489
                        Purchases                       4,076,419    3,458,845

         United Breweries International (UK) Limited.
         (Parent Company registered in the UK)
                           Management Charge              114,666      144,000

         UB Global Corporation Ltd.
         (Subsidiary of United Breweries of India,
         registered in India)
                           Purchases                      296,449      112,118

          Kinnade Associate Inc.
         (Subsidiary of United Breweries Limited of
          India, registered in Panama)

                           Loan balance recoverable        27,000           -

         American United Breweries Inc.
         (Registered in the USA)

                           Commission/Advertising         173,276      162,402


         As a result of the trading activity with related parties, the following balances remained outstanding as at 31 December 1998.

                                                             1998         1997
                                                           (pound)      (pound)

         Amounts owed by Shepherd Neame Limited           478,889      281,779
         Amounts owed to Shepherd Neame Limited         1,148,494    1,589,417
         Accruals - Shepherd Neame Limited                292,631      114,295
                 American United Brewers Inc.              29,739            -
         Amounts owed to UB Global Corporation
          Limited                                           6,994        6,994

                      THE FOLLOWING STATEMENTS DO NOT FORM
                     PART OF THE AUDITED STATUTORY ACCOUNTS

UBSN Limited


DETAILED PROFIT AND LOSS ACCOUNT
Year ended 31 December 1998



                                                          1998             1997
                                                        (pound)          (pound)
GROSS PROFIT
Sales                                                6,755,146        5,743,653
Cost of sales                                       (4,369,611)      (3,583,867)
                                                    ----------       ----------
Gross profit                                         2,385,535        2,179,786
                                                    ----------       ----------
DISTRIBUTION AND SELLING EXPENSES
Freight                                                352,277          306,135
Advertising and promotional expenses                   514,543          428,472
Sales commission                                       119,592          138,574
Dispense equipment repairs                             120,087           97,715
Operational expenses                                   183,862          145,048
Benetton sponsorship                                    88,902          118,626
Other distribution and selling                         108,472           52,889
                                                    ----------       ----------
                                                     1,487,735        1,287,459
                                                    ----------       ----------
GENERAL AND ADMINISTRATIVE EXPENSES
Management fees                                        114,666          288,000
Audit and taxation fees                                 25,007            8,535
Postage and stationery                                   2,842            3,439
Bad debt provision                                      64,400           24,638
Depreciation/loss on asset disposal                    175,173          165,616
Exchange differences                                     2,032            7,914
Operational expenses                                   167,531          148,097
Royalties payable/receivable                             6,076           (8,826)
Miscellaneous                                           27,486           38,733
                                                    ----------       ----------
                                                       585,213          676,146
                                                    ----------       ----------
FINANCE COSTS
Bank interest and charges                               84,581           23,116
Other interest                                               -           20,000
                                                    ----------       ----------
                                                        84,581           71,122
                                                    ----------       ----------
EXCEPTIONAL ITEMS
Bad debt provision
Litigation costs                                        89,099           64,463
                                                    ----------       ----------
Profit on ordinary activities before tax               138,907          108,602
                                                    ==========       ==========

              Company Registration No. 1688201 (England and Wales)

                   UNITED BREWERIES INTERNATIONAL (UK) LIMITED

                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31 DECEMBER 1998

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

COMPANY INFORMATION

--------------------------------------------------------------------------------


Directors                                                 M K Nambiar
                                                          V S Kumar
                                                          G M K Lodhi


Secretary                                                 G M K Lodhi



Company number                                            1688201


Registered office                                         75 Westow Hill
                                                          Crystal Palace
                                                          London
                                                          SE19 1TX

Auditors                                                  J. M. Shah and Company
                                                          Chartered Accountants
                                                          24 Old Bond Street
                                                          London
                                                          W1X 4JE

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONTENTS

                                                                           Page

                  Directors' report                                        1 - 2




                  Auditors' report                                            3




                  Profit and loss account                                     4




                  Balance sheet                                               5




                  Notes to the financial statements                        6 - 9



                       ---------------------------------

                  The following does not form part of the statutory financial statements:

                  Detailed trading and profit and loss account                10

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


The directors present their report and financial statements for the year ended 31 December 1998.

Principal activity

The principal activity of the company during the year continued to be that of commission agents for the sale of beverages.

Year 2000

The directors have considered whether the company's operations could be adversely affected by malfunctions in computer or other equipment arising from errors in processing dates in the year 2000 and beyond.

No part of the company's current operations are critically dependent on computer or other equipment which could be affected by year 2000 problems.

Directors and their interests

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                          Ordinary shares of (pound) 1 each

                                        31 December 1998       1 January 1998

V S Kumar                                             --                   --
M K Nambiar                                           --                   --
K G James
G M K Lodhi                                           --                   --

Subsequent to the financial year end, K G James resigned as director on 30 June 1999.

Auditors

The company has by elective resolution dispensed with the obligation to appoint auditors annually in accordance with section 386(1) of the Companies Act 1985. Therefore, the auditors, J.M. Shah and Company, will be deemed to be reappointed for each succeeding financial year.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


Directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting  policies and then apply them consistently;

- make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

By order of the board



M K Nambiar
Director

17 January 2000
--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

AUDITORS' REPORT
TO THE SHAREHOLDERS OF UNITED BREWERIES INTERNATIONAL (UK) LIMITED

--------------------------------------------------------------------------------

We have audited the financial statements on pages 4 to 9 which have been prepared under the historical cost convention and the accounting policies set out on page 6.

Respective responsibilities of directors and auditors

As described on page 2 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied or adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 1998 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ J. M. Shah and Company
--------------------------
J. M. Shah and Company
Chartered Accountants
and Registered Auditors
24 Old Bond Street
London
W1X 4JE                                                       18 January 2000
--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------

                                                                                            1998                 1997
                                                              Notes                       (pound)              (pound)
Turnover                                                                                  38,848               28,402

Administrative expenses                                                                 (351,809)            (351,915)
Other operating income                                                                   317,158              372,006
                                                                            --------------------- --------------------

Operating profit                                                2                          4,197               48,493

Interest payable and similar charges                                                        (908)                (960)
                                                                            --------------------- --------------------
Profit on ordinary activities before taxation                                              3,289               47,533

Tax on profit on ordinary activities                            3                             --                   --
                                                                            --------------------- --------------------

Profit on ordinary activities after taxation                    9                          3,289               47,533
                                                                            ===================== ====================



The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

BALANCE SHEET
AS AT 31 DECEMBER 1998

--------------------------------------------------------------------------------

                                                                           1998                            1997
                                              Notes              (pound)         (pound)        (pound)         (pound)

Fixed assets

Investments                                     4                             299,119                          50,000

Current assets

Debtors                                         5               67,298                         95,553
Cash at bank and in hand                                            --                          1,075
                                                        ---------------                ---------------

                                                                67,298                         96,628

Creditors: amounts falling due within
one year                                        6             (296,275)                       (79,776)
                                                        ---------------                ---------------

Net current (liabilities)/assets                                             (228,977)                         16,852
                                                                        --------------                 ---------------

Total assets less current liabilities                                          70,142                          66,852
                                                                        ==============                 ===============

Capital and reserves

Called up share capital                         8                             100,000                         100,000
Profit and loss account                         9                             (29,858)                        (33,148)
                                                                        --------------                 ---------------

Shareholders' funds - equity interests         10                              70,142                          68,852
                                                                        ==============                 ===============



These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

The financial statements were approved by the board on 17 January 2000.

M K Nambiar                                          G M K Lodhi
Director                                             Director

--------------------------------------------------------------------------------
                                      -5-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


 1     Accounting policies

 1.1   Accounting convention

       The  financial   statements  are  prepared  under  the  historical   cost
       convention.

       The company has taken advantage of the exemption in Financial Reporting Standard No. 1 from the requirement to produce a cashflow statement on the grounds that it is a small company.

 1.2   Turnover

       Turnover represents amounts receivable by the company for goods sold, services supplied and commissions receivable and is stated net of value added tax.

 1.3   Investments

       Fixed asset investments are stated at cost less provision for diminution in value.

 1.4   Pensions

       The pension costs charged in the financial statements represent the contributions payable by the company during the year in accordance with Statement of Standard Accounting Practice 24.

 1.5   Deferred Taxation

       Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the foreseeable future.

 1.6   Consolidation

       The company and its subsidiary undertakings comprise a small group. The company is exempt from the requirement to prepare consolidated financial statements by virtue of section 248 of the Companies act 1985. These financial statements therefore present information about the company as an individual undertaking and not about its group.

 2     Operating profit

                                                           1998       1997
                                                         (pound)    (pound)
       Operating profit is stated after charging:

       Auditors' remuneration                              2,400      2,000
                                                      ========== ==========

 3     Taxation

       No corporation tax charge arises for the year in view of tax losses available (1997 - (pound)Nil).

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


 4     Fixed asset investments

                                                                  Shares in
                                                                      group
                                                               undertakings
                                                                        and
                                                              participating
                                                                  interests
                                                                     (pound)

       Cost

       At 1 January 1998                                             78,363
       Additions                                                    249,119
                                                             ---------------

       At 31 December 1998                                          327,482
                                                             ---------------
       Provisions for diminution in value

       At 1 January 1998 and at 31 December 1998                     28,363
                                                             ---------------

       Net book value

       At 31 December 1998                                          299,119
                                                             ===============

       At 31 December 1997                                           50,000
                                                             ===============

       Holdings of more than 20%

       The company holds more than 20% of the share capital of the following companies:

                                                                 Shares held

       Company                     Country of registration or    Class     %
                                   Incorporation
       Subsidiary undertakings

       UB (Soyco) Limited          England and Wales             Ordinary   98
       UBSN Limited                England and Wales             Ordinary  100

       The aggregate amount of capital and reserves and the results of these undertakings for the last relevant financial year were as follows:

                                               Capital and      Profit for
                                                  reserves        the year

       UB (Soyco) Limited                      (1,726,271)        (18,897)
       UBSN Limited                                454,145          87,547
                                            =============== ===============

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


   5   Debtors                                                                                   1998            1997
                                                                                               (pound)         (pound)
       Amounts owed by group undertakings and undertakings in which the
       company has a participating interest                                                     5,875           1,551
       Other debtors                                                                           61,423          94,002
                                                                                       --------------- ---------------

                                                                                               67,298          95,553
                                                                                       =============== ===============


   6   Creditors: amounts falling due within one year                                            1998            1997
                                                                                               (pound)         (pound)

       Bank loans and overdrafts                                                                7,633              --
       Taxation and social security                                                            13,298          18,561
       Other creditors                                                                        275,344          61,215
                                                                                       --------------- ---------------

                                                                                              296,275          79,776
                                                                                       =============== ===============

   7   Pension costs

       The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)11,818 (1997 - (pound)9,969).

   8   Share capital                                                                             1998            1997
                                                                                               (pound)         (pound)

       Authorised

       500,000 Ordinary shares of(pound)1 each                                                500,000         500,000
                                                                                       =============== ===============

       Allotted, called up and fully paid

       100,000 Ordinary shares of(pound)1 each                                                100,000         100,000
                                                                                       =============== ===============


   9   Statement of movements on profit and loss account

                                                                                                           Profit and
                                                                                                         loss account
                                                                                                               (pound)

       Balance at 1 January 1998                                                                             (33,147)
       Retained profit for the year                                                                             3,289
                                                                                                       ---------------

       Balance at 31 December 1998                                                                           (29,858)
                                                                                                       ===============

--------------------------------------------------------------------------------
                                      -8-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


   10  Reconciliation of movements in shareholders' funds       1998      1997
                                                              (pound)   (pound)

       Profit for the financial year                           3,289    47,533
       Opening shareholders' funds                            66,852    19,319
                                                           ---------- ---------

       Closing shareholders' funds                            70,142    66,852
                                                           ========== =========


   11  Contingent liabilities

       a) The company acts as a surety for the obligations on a lease of premises acquired by a subsidiary undertaking for a term of twenty years from 24th June 1990 at an annual rental of (pound)61,500.

       b) During the year the company issued a letter of comfort to the bankers of a subsidiary undertaking in respect of a facility of (pound)1,500,000 made available to this subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   12  Transactions with the directors

       During the year, the company was charged management fees of (pound)75,000 (1997 - (pound)120,000) by UB Group (UK) Limited. The directors of United Breweries International (UK) Limited are also directors of UB Group (UK) Limited.

   13  Ultimate parent undertaking and control

       The directors consider the company's ultimate parent undertaking to be Inversion Mirabele S.A., a company incorporated in Panama.


   14  Related party transactions

       During the year the company received management fees of (pound)48,000 (1997 - (pound)144,000) and also received royalty income of (pound)6,076 (1997 - (pound)Nil) from UBSN Limited, a fully owned subsidiary.

       At the balance sheet date, the following amounts were owed by related parties:

                                                      1998           1997
                                                    (pound)        (pound)

       UBSN Limited (subsidiary undertaking)         5,875          1,551
                                                  ============ ===========

   15  Post balance sheet events

       Subsequent to the financial year end the company disposed of its investment in its subsidiary undertaking, UB (Soyco) Limited.

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------

                                                                       1998                            1997
                                                               (pound)        (pound)         (pound)         (pound)

Turnover

Sales and commissions                                                          38,848                          28,402

Administrative expenses

Wages and national insurance                                   257,339                        217,382
Pension scheme contributions                                    11,818                          9,969
Management fees payable                                         75,000                        120,000
Traveling and hotel accommodation                                  211                          1,641
Legal and professional fees                                         --                           (63)
Accountancy fees                                                   600                            500
Audit fees                                                       2,400                          2,000
Bank charges                                                       460                            243
General expenses                                                   335                             --
Subscriptions                                                       --                            243
Royalties payable                                                3,646                             --
                                                        ---------------                ---------------
                                                                             (351,809)                       (351,915)
                                                                        --------------                 ---------------
                                                                             (312,961)                         28,402

Other operating income

Management fees receivable                                      48,000                         144,00
Costs reimbursed                                               269,158                        228,006
                                                        ---------------                ---------------
                                                                              317,158                         372,006
                                                                        --------------                 ---------------

Operating profit                                                                4,197                          48,493

Interest payable

Bank interest paid                                                               (908)                           (960)
                                                                        --------------                 ---------------

Profit before taxation                                                          3,289                          47,533
                                                                        ==============                 ===============

--------------------------------------------------------------------------------
                                      -10-

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         MENDOCINO BREWING COMPANY, INC.

         The undersigned shareholder of MENDOCINO BREWING COMPANY, INC., a California corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated December 18, 2000 and appoints Dr. Vijay Mallya, Jerome Merchant, and Yashpal Singh, and each of them, as proxy of the undersigned with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company, to be held on January 24, 2001 at 2:00 p.m. at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote as if the undersigned were present and voting the shares.

         THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2, AND 4 AND FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NO. 4 AS DESCRIBED THEREIN. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You do not need to mark any boxes.

         [X]      Please mark votes as in this example.

       The Board of Directors recommends a vote FOR Proposals 1 through 4.

1. To approve a Share Purchase Agreement dated November 3, 2000, between the Company, Inversiones Mirabel, S.A., and Golden Eagle Trust, and the transactions contemplated thereby.


            [ ]     For         [ ]     Against         [ ]    Abstain


2. To amend the Company's Bylaws to allow for the election of up to nine Directors.

            [ ]     For         [ ]     Against         [ ]    Abstain

3.       a.       Election of the 7 Directors  nominated by the Board (or if any nominee is not available for election, such substitute(s) as the Board of Directors may designate). (To WITHHOLD authority to vote for any individual nominee or nominees strike a line through that nominee's name in the list below. To WITHHOLD authority to vote for ALL of the Board's nominees, check the appropriate box below.)

                  Nominees: Vijay Mallya, Michael Laybourn, Robert Neame, Kent Price, Sury Rao Palamand, Jerome Merchant, and Yashpal Singh

                  [ ]  FOR ALL           [ ]  WITHHOLD FOR ALL

         b. If Proposals 1 and 2 are approved, election of nominee David Townshend as Director (or if he is not available for election, such substitute as the Board of Directors may designate).

                  [ ]  FOR               [ ]  WITHHOLD

4. To ratify the appointment of Moss Adams, L.L.P. as independent auditors of the Company for the current fiscal year.

                  [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

         MARK HERE             [ ]                   MARK HERE         [ ]
         FOR ADDRESS                                 IF YOU PLAN
         CHANGE AND                                  TO ATTEND
         NOTE AT LEFT                                THE MEETING

         Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

         Signature:  ________________________________     Date:  ______________


         Signature:  ________________________________     Date:  ______________